                                                                    Exhibit 10.3

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                                CREDIT AGREEMENT

                            Dated as of July 19, 2002

                                      among

                               GETTY IMAGES, INC.,

                                as the Borrower,

                             BANK OF AMERICA, N.A.,
          as Administrative Agent, Security Trustee, Swing Line Lender
                                       and
                                   L/C Issuer,

                                       and

                         The Other Lenders Party Hereto


                         BANC OF AMERICA SECURITIES LLC,

                                       as

                    Sole Lead Arranger and Sole Book Manager



                                     [LOGO]
                                 Bank of America



================================================================================

                                TABLE OF CONTENTS

Section                                                                                                     Page
-------                                                                                                     ----
ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS.......................................................................1
   1.01     Defined Terms.........................................................................................1
   1.02     Other Interpretive Provisions........................................................................25
   1.03     Accounting Terms.....................................................................................25
   1.04     Rounding.............................................................................................26
   1.05     References to Agreements and Laws....................................................................26
   1.06     Letter of Credit Amounts.............................................................................26
   1.07     Exchange Rates; Currency Equivalents.................................................................26
   1.08     Additional Alternative Currencies....................................................................27
   1.09     Exchange Rates; Currency Equivalents.................................................................27

ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS................................................................28
   2.01     Committed Loans......................................................................................28
   2.02     Borrowings, Conversions and Continuations of Committed Loans.........................................28
   2.03     Letters of Credit....................................................................................30
   2.04     Swing Line Loans.....................................................................................37
   2.05     Prepayments..........................................................................................40
   2.06     Mandatory Prepayment of Loans........................................................................41
   2.07     Reduction or Termination of Commitments..............................................................42
   2.08     Repayment of Loans...................................................................................42
   2.09     Interest.............................................................................................42
   2.10     Fees.................................................................................................43
   2.11     Computation of Interest and Fees.....................................................................43
   2.12     Evidence of Debt.....................................................................................44
   2.13     Payments Generally...................................................................................44
   2.14     Sharing of Payments..................................................................................46
   2.15     Increase in Commitments..............................................................................47
   2.16     Security and Guaranty................................................................................48

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY..............................................................48
   3.01     Taxes................................................................................................48
   3.02     Illegality...........................................................................................49
   3.03     Inability to Determine Rates.........................................................................50
   3.04     Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.............50
   3.05     Funding Losses.......................................................................................51
   3.06     Matters Applicable to all Requests for Compensation..................................................52
   3.07     Survival.............................................................................................52

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS............................................................52
   4.01     Conditions of Initial Credit Extension...............................................................52
   4.02     Conditions to all Credit Extensions and Conversions and Continuations................................54

ARTICLE V. REPRESENTATIONS AND WARRANTIES........................................................................55
   5.01     Existence, Qualification and Power; Compliance with Laws.............................................55
   5.02     Authorization; No Contravention......................................................................55

   5.03     Governmental Authorization; Other Consents...........................................................  56
   5.04     Binding Effect.......................................................................................  56
   5.05     Financial Statements; No Material Adverse Effect.....................................................  56
   5.06     Litigation...........................................................................................  56
   5.07     No Default...........................................................................................  57
   5.08     Ownership of Property; Liens.........................................................................  57
   5.09     Environmental Compliance.............................................................................  57
   5.10     Insurance............................................................................................  57
   5.11     Taxes................................................................................................  57
   5.12     ERISA Compliance.....................................................................................  57
   5.13     Subsidiaries.........................................................................................  58
   5.14     Margin Regulations; Investment Company Act; Public Utility Holding Company Act.......................  58
   5.15     Intellectual Property; Etc...........................................................................  58
   5.16     Solvency.............................................................................................  59
   5.17     Collateral Documents.................................................................................  59
   5.18     Disclosure...........................................................................................  59

ARTICLE VI. AFFIRMATIVE COVENANTS................................................................................  59
   6.01     Financial Statements.................................................................................  59
   6.02     Certificates; Other Information......................................................................  60
   6.03     Notices..............................................................................................  61
   6.04     Payment of Obligations...............................................................................  62
   6.05     Preservation of Existence, Etc.......................................................................  62
   6.06     Maintenance of Properties............................................................................  62
   6.07     Maintenance of Insurance.............................................................................  62
   6.08     Compliance with Laws.................................................................................  62
   6.09     Books and Records....................................................................................  63
   6.10     Inspection Rights....................................................................................  63
   6.11     Compliance with ERISA................................................................................  63
   6.12     Subsidiaries; Additional Guarantors; Pledge of Capital Stock.........................................  63
   6.13     Intellectual Property................................................................................  65
   6.14     Use of Proceeds......................................................................................  65
   6.15     Corporate Separateness...............................................................................  65
   6.16     Further Assurances...................................................................................  65

ARTICLE VII. NEGATIVE COVENANTS..................................................................................  66
   7.01     Liens................................................................................................  66
   7.02     Investments..........................................................................................  67
   7.03     Indebtedness.........................................................................................  68
   7.04     Fundamental Changes..................................................................................  69
   7.05     Dispositions.........................................................................................  70
   7.06     Lease Obligations....................................................................................  71
   7.07     Restricted Payments..................................................................................  71
   7.08     ERISA................................................................................................  71
   7.09     Change in Nature of Business.........................................................................  72
   7.10     Transactions with Affiliates.........................................................................  72
   7.11     Burdensome Agreements................................................................................  72
   7.12     Use of Proceeds......................................................................................  72
   7.13     Financial Covenants..................................................................................  72

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES.................................................................   73
  8.01     Events of Default.................................................................................   73
  8.02     Remedies Upon Event of Default....................................................................   75
  8.03     Application of Funds..............................................................................   76


ARTICLE IX. ADMINISTRATIVE AGENT AND SECURITY TRUSTEE........................................................   77
  9.01     Appointment and Authorization of Administrative Agent.............................................   77
  9.02     Delegation of Duties..............................................................................   78
  9.03     Liability of Administrative Agent.................................................................   78
  9.04     Reliance by Administrative Agent..................................................................   78
  9.05     Notice of Default.................................................................................   79
  9.06     Credit Decision; Disclosure of Information by Administrative Agent................................   79
  9.07     Indemnification of Administrative Agent...........................................................   80
  9.08     Administrative Agent in its Individual Capacity...................................................   80
  9.09     Successor Administrative Agent....................................................................   80
  9.10     Collateral and Guaranty Matters...................................................................   81
  9.11     Appointment of Security Trustee...................................................................   82
  9.12     Successor Security Trustee........................................................................   82
  9.13     Protection of Security Trustee....................................................................   82
  9.14     Other Agents; Lead Managers.......................................................................   82


ARTICLE X. MISCELLANEOUS.....................................................................................   83
  10.01    Amendments, Etc...................................................................................   83
  10.02    Notices and Other Communications; Facsimile Copies................................................   84
  10.03    No Waiver; Cumulative Remedies....................................................................   85
  10.04    Attorney Costs, Expenses and Taxes................................................................   85
  10.05    Indemnification by the Borrower...................................................................   86
  10.06    Payments Set Aside................................................................................   87
  10.07    Successors and Assigns............................................................................   87
  10.08    Confidentiality...................................................................................   90
  10.09    Set-off...........................................................................................   91
  10.10    Interest Rate Limitation..........................................................................   91
  10.11    Counterparts......................................................................................   91
  10.12    Integration.......................................................................................   91
  10.13    Survival of Representations and Warranties........................................................   92
  10.14    Severability......................................................................................   92
  10.15    Tax Forms.........................................................................................   92
  10.16    Governing Law.....................................................................................   93
  10.17    Waiver of Right to Trial by Jury..................................................................   94
  10.18    Mandatory Arbitration.............................................................................   94
  10.19    Designated Senior Indebtedness....................................................................   95
  10.20    Time of the Essence...............................................................................   95
  10.21    Judgment Currency.................................................................................   95
  10.22    Oral Agreements...................................................................................   96

SCHEDULES

   1.01     Mandatory Cost Rate
   2.01     Commitments and Pro Rata Shares
   5.06     Litigation
   5.09     Environmental Matters
   5.13     Subsidiaries and Other Equity Investments
   5.15     Intellectual Property
   7.01     Existing Liens
   7.02     Existing Investments
   7.03     Existing Indebtedness
   7.06     Existing Leases
   10.02    Eurocurrency and Domestic Lending Offices, Addresses for Notices

EXHIBITS

                  Form of

   A        Committed Loan Notice
   B        Swing Line Loan Notice
   C-1      Committed Loan Note
   C-2      Swing Line Note
   D        Guaranty Agreement
   E-1      Borrower Security Agreement
   E-2      Guarantor Security Agreement
   E-3      Collateral Account Security Agreement
   E-4      Getty Communications Security Agreement
   F        Collateral Account Control Agreement
   G-1      Borrower Pledge Agreement
   G-2      Getty Communications Pledge Agreement
   H        Compliance Certificate
   I        Assignment and Assumption
   J        Opinion of Counsel

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT ("Agreement") is entered into as of July 19, 2002, among GETTY IMAGES, INC., a Delaware corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender") and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent, Security Trustee, Swing Line Lender.

         The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means, with respect to any currency, the Administrative Agent's address and, as appropriate, account as set forth on
Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. Without limiting the generality of the foregoing, (i) in determining whether a Person is Controlled by a Loan Party, such Person shall be deemed to be Controlled by a Loan Party if such Loan Party possesses, directly or indirectly, power to vote 20% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent and (ii) in determining whether a Person is Controlled by a Lender, such Person shall be deemed to be Controlled by a Lender if such Lender possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

         "Agent/Arranger Fee Letter" has the meaning specified in Section
2.10(b).

         "Agent-Related Persons" means the Administrative Agent or the Security Trustee (including any successor administrative agent or security trustee), together with their respective Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" has the meaning set forth in the definition of "Commitment."

         "Agreement" means this Credit Agreement.

         "Alternative Currency" means each of Euro, Sterling and each other lawful currency (other than Dollars) that is freely available and freely transferable and convertible into Dollars and which is approved by all the Lenders in accordance with Section 1.08.

         "Alternative Currency Equivalent" means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

         "Alternative Currency Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $25,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Applicable Currency" has the meaning specified in Section 3.02.

         "Applicable Rate" means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

                                               Applicable Rate

                                                                    Eurocurrency
                                                                       Rate +
         Pricing                                 Commitment          Letters of             Base Rate
          Level         Leverage Ratio              Fee                Credit                   +
         -----------------------------------------------------------------------------------------------
            1        Less than or equal to           0.250%               0.875%              0.000%
                     1.50:1

            2        Less than or equal to           0.300%               1.125%              0.000%
                     2.00:1 but greater than
                     1.50:1

            3        Less than or equal to           0.350%               1.375%              0.000%
                     2.50:1 but greater than
                     2.00:1

            4        Greater than 2.50:1             0.400%               1.625%              0.250%

         Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first day of the month immediately following the date a Compliance Certificate is delivered pursuant to
Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first day of the month following the due date of such Compliance Certificate through the date that is three Business Days after the date that such Compliance Certificate is delivered. The Applicable Rate in effect from the Closing Date through September 30, 2002 shall be determined based upon Pricing Level 3.

         "Applicable Time" means, with respect to any borrowings and payments in Alternative Currencies, the local times in the place of settlement for such Alternative Currencies as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

         "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

         "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit I.

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2001, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries.

         "Bank of America" means Bank of America, N.A.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Committed Loan" means a Committed Loan that is a Base Rate Loan.

         "Base Rate Loan" means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrower Security Agreement" means each of (a) the Security Agreement made by the Borrower in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit E-1 and (b) any other security agreement or equivalent document as the Administrative Agent shall deem appropriate for such purpose pursuant to Section 6.12, and "Borrower Security Agreements" means all of them.

         "Borrower Pledge Agreement" means each of (a) the Pledge Agreement made by the Borrower in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit G-1 and (b) any other pledge agreement or equivalent document as the Administrative Agent shall deem appropriate for such purpose pursuant to Section 6.12, and "Borrower Pledge Agreements" means all of them.

         "Borrowing" means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office with respect to Obligations denominated in Dollars is located and (a) if such day relates to any Eurocurrency Rate Loan denominated in a currency other than Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency or (b) if such day relates to any Eurocurrency Rate Loan denominated in Euro, means a TARGET Day.

         "Capital Stock" shall mean (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash" means money, currency or a credit balance in any demand or Deposit Account.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, Cash pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. The Borrower hereby grants the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a Lien on all such Cash. Cash collateral shall be maintained in blocked, interest bearing Deposit Accounts at Bank of America and shall be subject to such Lien documentation as the Administrative Agent shall reasonably request.

         "Cash Equivalents" means, as at any date of determination, (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (d) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody's.

         "Change of Control" means, with respect to any Person, an event or series of events by which:

               (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 25% or more (and in the case of Getty Investments LLC of 35% or more) of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis; or

               (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

         "Closing Date" means the first date all the conditions precedent in
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the case of Section 4.01(b), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986.

         "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower or any Guarantor and their respective Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Administrative Agent or the Security Trustee on behalf of the Lenders, whether under this Agreement or under any other documents executed by any such Person and delivered to the Administrative Agent, the Security Trustee or the Lenders, as the case may be.

         "Collateral Account" has the meaning specified in the Collateral Account Security Agreement.

         "Collateral Account Control Agreement" means the Collateral Account Notification and Acknowledgment (Third Party) among the Borrower, the Administrative Agent and Banc of America Securities LLC, in its capacity as securities intermediary, substantially in the form of Exhibit F.

         "Collateral Account Security Agreement" means the Security Agreement made by the Borrower in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit E-3.

         "Collateral Documents" means, collectively, (i) each Borrower Security Agreement, each Guarantor Security Agreement, the Collateral Account Security Agreement, the Getty Communications Security Agreement, the Collateral Account Control Agreement, each Borrower Pledge Agreement, each Subsidiary Pledge Agreement and all other security agreements, control agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements between the Borrower or any Subsidiary or any Guarantor and the Lenders or the Administrative Agent or the Security Trustee for the benefit of the Lenders now or hereafter delivered to the Lenders, the Administrative Agent or the Security Trustee pursuant to or in connection with the transactions contemplated hereby (including such documents as the Administrative Agent or the Security Trustee, whichever is relevant, shall deem appropriate pursuant to Section 6.12, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) and patent, trademark and copyright filings against any Loan Party as debtor in favor of the Lenders or the Administrative Agent or the Security Trustee for the benefit of the Lenders as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Commitment" means, as to each Lender, its obligation to (a) make Committed Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01, as such amount may be reduced or adjusted from time to time in accordance with this Agreement (collectively, the "Aggregate Commitments").

         "Committed Borrowing" means a borrowing consisting of simultaneous Committed Loans of the same Type, in the same currency and having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Committed Loan" has the meaning specified in Section 2.01.

         "Committed Loan Note" means a promissory note made by the Borrower in favor of a Lender evidencing Committed Loans made by such Lender, substantially in the form of Exhibit C-1.

         "Committed Loan Notice" means a notice of (a) a Committed Borrowing,
(b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Committed Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit H.

         "Consolidated Capital Expenditures" means, for any period, all expenditures of the Borrower and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of the Borrower and its Subsidiaries.

         "Consolidated Cash Interest Charges" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, utilization fees and nonusage fees (but not including any arrangement or agency fees or any upfront fees paid to the Administrative Agent or to the Lenders), charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP; in each case to the extent paid by the Borrower and its Subsidiaries in Cash during such period, less (c) any fees included in clause
(a) that are directly related to the termination of the Existing Credit Agreement up to the amount of $200,000.

         "Consolidated Debt Service" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum, without duplication, of (a) Consolidated Cash Interest Charges plus (b) all scheduled amortization with respect to (including any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, sinking fund or similar payment) any Indebtedness; in each case payable by the Borrower and its Subsidiaries during such period.

         "Consolidated EBITDA" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Cash Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income,

(iv) foreign exchange losses for such period, (v) other extraordinary non-cash items reducing such Consolidated Net Income for such period and (vi) for the period ending March, 2002 only, cash expenses for integration, impairment and losses on abandoned property in an amount not to exceed $4,600,000, minus (b) the following to the extent added in calculating such Consolidated Net Income:
(i) foreign exchange gains for such period and (ii) other extraordinary non-cash items increasing Consolidated Net Income for such period.

         "Consolidated Funded Indebtedness" means, as of any date of determination, without duplication, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.

         "Consolidated Net Income" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains but including extraordinary losses) for that period.

         "Consolidated Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Borrower and its Subsidiaries on that date.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Extension" means each of the following: (a) a Committed Borrowing, (b) a borrowing of a Swing Line Loan, and (c) an L/C Credit Extension.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means an interest rate equal to (a) the Base Rate plus
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Disregarded Foreign Subsidiary" shall mean any Foreign Subsidiary the separate existence of which is disregarded for United States Federal tax purposes under Treas. Reg. Section 301.7701-3.

         "Dollar" and "$" means lawful money of the United States of America.

         "Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

         "Domestic Subsidiary" means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "Eligible Assignee" has the meaning specified in Section 10.07(h).

         "EMU" means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998, as amended from time to time.

         "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the "euro" or otherwise).

         "Environmental Laws" means all Laws relating to environmental, health, safety and land use matters applicable to any property.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and solely for purposes of provisions relating to Section 412 of the Code, Sections 414(m) and (o) of the Code). Notwithstanding the foregoing, "ERISA Affiliate" shall not include Getty Investments LLC.

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Euro" and "EUR" and "(euro)" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

         "Eurocurrency Rate" means (a) for any Interest Period with respect to any Eurocurrency Rate Loan other than one referred to in subsection (b) of this definition:

               (i) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

               (ii) if the rate referenced in the preceding clause (i) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

               (iii) if the rates referenced in the preceding clauses (i) and
         (ii) are not available, the rate per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent as the rate of interest at which deposits in the relevant currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch or London Affiliate to major banks in the offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; and

         (b) for any Interest Period with respect to any Eurocurrency Rate Loan advanced by a Lender required to comply with the relevant requirements of the Bank of England and the Financial Services Authority of the United Kingdom, the sum of (i) the rate determined in accordance with subsection (a) of this definition and (ii) the Mandatory Cost Rate for such Interest Period.

         "Eurocurrency Rate Committed Loan" means a Committed Loan that bears interest at a rate based on the Eurocurrency Rate.

         "Eurocurrency Rate Loan" means a Eurocurrency Rate Committed Loan. Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans.

         "Event of Default" has the meaning specified in Section 8.01.

         "Event of Loss" means, with respect to any property, any of the following: (a) any loss, destruction or damage of such property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such property or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property, or confiscation of such property or the requisition of the use of such property.

         "Existing Credit Agreement" means that certain Credit Agreement dated as of October 25, 1999 among the Borrower, HSBC Investment Bank plc, as agent, and a syndicate of lenders.

         "Existing Letters of Credit" means, together, (a) Irrevocable Standby Letter of Credit No. 3024893, dated April 11, 2000, issued by Bank of America for the account of Getty Images, Inc. for the benefit of The Rector Church - Wardens and Vestrymen of Trinity Church in the City of New York Parish of Trinity Church in the City of New York Real Estate Department, in the original amount of $5,796,000 and (b) Irrevocable Standby Letter of Credit No. 3024766, dated April 5, 2000, issued by Bank of America for the account of Tri-Energy Productions, Inc. for the benefit of CST Water Garden II, LLC, in the original amount of $1,000,000, including any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letters" means, collectively, the Agent/Arranger Fee Letter and the Lender Fee Letter.

         "Fixed Charge Coverage Ratio" means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date less (ii) the Consolidated Capital Expenditures for such period to (b) the sum of (i) Consolidated Cash Interest Charges for such period plus (ii) Consolidated Debt Service for such period.

         "Foreign Lender" has the meaning specified in Section 10.15(a).

         "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

         "FRB" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Getty Communications" means Getty Communications Limited, a private limited company incorporated under the laws of England and Wales.

         "Getty Communications Security Agreement" means the Charge Over Trade Marks made by Getty Communications in favor of the Security Trustee on behalf of the Lenders, substantially in the form of Exhibit E-4.

         "Getty Communications Pledge Agreement" means the Equitable Mortgage Over Shares made by Getty Communications in favor of the Security Trustee on behalf of the Lenders, substantially in the form of Exhibit G-2.

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantors" means, collectively, Getty Images (Photographers), Inc., a California corporation, Getty Images (US), Inc., a New York corporation, Getty Images (Seattle), Inc., Washington corporation, EyeWire, Inc., a Delaware corporation, Allsport Photography USA Inc., a California corporation, and the other Persons from time to time a party to any Guaranty Agreement.

         "Guarantor Security Agreement" means each of (a) the Security Agreement made by the Guarantors from time to time a party thereto in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit E-2 and (b) any other security agreement or equivalent document as the Administrative Agent shall deem appropriate for such purpose pursuant to Section 6.12, and "Guarantor Security Agreements" means all of them.

         "Guaranty Agreement" means each of (a) the Guaranty Agreement made by the Guarantors from time to time a party thereto in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit D and (b) any other guaranty agreement or equivalent document as the Administrative Agent shall deem appropriate for such purpose pursuant to Section 6.12, and "Guaranty Agreements" means all of them.

         "Guaranty Obligation" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "HSBC Bank" means HSBC Bank, plc, a bank incorporated under the laws of England and Wales.

         "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                (c) net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;

                (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                (f) all obligations in respect of capital leases and Synthetic Lease Obligations; and

                (g) all Guaranty Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject only to customary exceptions acceptable to the Required Lenders). The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Intangible Assets" means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trade marks, patents, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

         "Intellectual Property" means, as to any Person, all of the following:

                (a) all trademarks, service marks, designs, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers owned or used by such Person in its business or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and pending applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof;

                (b) all letters patent of the United States or any other country or any political subdivision thereof, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country owned by such Person, including registrations, recordings and pending applications in the United States Patent and Trademark Office or the equivalent thereof in any similar offices in any other country, and all reissues, continuations, divisions, continuations-inpart, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

                (c) all computer programs, computer data bases, other computer software, trade secrets, trade secret rights, ideas, drawings, designs, schematics, algorithms, writings, techniques, processes and formulas owned or used by such Person in its business; and

                (d) all copyright rights of such Person in any work subject to the copyright laws of the United States, any state thereof or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, whether as author, assignee, transferee or otherwise, and all registrations and applications for registration of any such copyright in the United States, any state thereof or any other country or any political subdivision thereof, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or in any similar offices in any other country.

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

         "Interest Period" means the period commencing on the date such Eurocurrency Rate Loan is disbursed or (in the case of any Eurocurrency Rate Committed Loan) converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:

                (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                (ii) any Interest Period pertaining to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                (iii) no Interest Period shall extend beyond the Maturity Date.

         "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "IRS" means the United States Internal Revenue Service.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

         "L/C Obligations" means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all outstanding L/C Borrowings.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         "Lender Fee Letter" has the meaning set forth in Section 2.10(c).

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is seven days prior to the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $15,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Leverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness as of such date less (ii) the lesser of
(A) the amount by which the sum of (1) Cash plus (2) Cash Equivalents exceeds $10,000,000 as of such date or (B) $75,000,000 to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on such date.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing and, for the avoidance of doubt, not including any operating leases).

         "Loan" means an extension of credit by a Lender to the Borrower under
Article II in the form of a Committed Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, each Note, each Fee Letter, each Request for Credit Extension, each Compliance Certificate, each Collateral Document, each Guaranty Agreement and each other document, instrument or agreement from time to time executed by the Borrower or any of its Subsidiaries or any Responsible Officer thereof and delivered in connection with this Agreement.

         "Loan Parties" means, collectively, the Borrower, Getty Communications and each Guarantor.

         "Mandatory Cost Rate" means, with respect to any period, a rate per annum determined in accordance with Schedule 1.01.

         "Mandatory Cost Reference Lender" means each of Bank of America and HSBC Bank.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party, or (ii) the perfection or priority of any Lien granted under any of the Collateral Documents; provided that the Collateral covered by such Lien has a fair market value, individually or in the aggregate, in excess of $100,000.

         "Material Subsidiary" means, as of any date of determination, any Subsidiary whose total revenues comprise, or are reasonably expected to comprise, 5% or more of the total revenues of the Borrower and its Subsidiaries on a consolidated basis for the then current fiscal year of the Borrower (on a pro forma basis) or for either of the two most recently ended fiscal years of the Borrower.

         "Maturity Date" means (a) June 30, 2005 or (b) such earlier date upon which the Aggregate Commitments may be terminated in accordance with the terms hereof.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "Net Proceeds" means, as to any Disposition by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, (c) income taxes paid or payable by such Person as a direct result of gains recognized on such Disposition, and (d) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition. "Net Proceeds" shall also include proceeds paid on account of any Event of Loss, net of (i) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.

         "New Material Subsidiary" has the meaning set forth in Section 6.12(b).

         "Non-Guarantor Subsidiary" means any Subsidiary that is not a Guarantor.

         "Notes" means, collectively, the Committed Loan Notes and the Swing Line Note.

         "Obligations" means, without duplication, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, (b) all liabilities and obligations of the Borrower or any Subsidiary owing to any Lender or any Affiliate of any Lender and arising under any Swap Contract permitted by Section 7.03(e), whether absolute or contingent, due or to become due, now existing or hereafter arising and (c) all advances to, and debts, liabilities and obligations of, the Borrower or any Subsidiary arising under the Overdraft Facility Agreements, whether absolute or contingent, due or to become due, now existing or hereafter arising, and, in each case, including interest that accrues after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutional documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the articles of formation and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the applicable Governmental Authority in the jurisdiction of its formation, in each case as amended from time to time.

         "Outstanding Amount" means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal Dollar Equivalent amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Overdraft Facility Agreements" means, collectively, (i) that certain letter agreement dated as of October 2, 2001 among HSBC Bank, the Borrower and the Subsidiaries a party thereto (including the General Terms and Conditions attached thereto) and that certain Deed of Guarantee (Composite Joint & Several Guarantee) dated February 6, 2001 given by the Borrower and the Subsidiaries a party thereto and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Overnight Rate" means, for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Rate and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America located in the applicable interbank market for such currency to major banks in such interbank market.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means any non-hostile acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or more than 50% of the voting Capital Stock of, or a business line or a division of, any Person; provided that:

                (i) all Persons, assets, business lines or divisions acquired shall be in the type of business permitted to be engaged in by the Borrower and its Subsidiaries pursuant to Section 7.09 or such other lines of business as may be consented to by Requisite Lenders;

                (ii) no Default or Event of Default shall then exist or would exist after giving effect to such acquisition;

                (iii) as of the closing of any acquisition, such acquisition shall have been approved by the board of directors or equivalent governing body of the Person to be acquired or from which such assets, business line or division is to be acquired;

                (iv) not less than 15 Business Days prior to the consummation of any acquisition for cash consideration (including assumed liabilities, earnout payments and any other deferred payment) in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent a written description of the Person, assets, business line or division to be acquired and its operations together with a copy of the related purchase agreement, which related purchase agreement shall be in execution form if available and in the most recent draft form if an execution form has not been finalized; provided, however the Borrower shall deliver to the Administrative Agent an execution form of related purchase agreement as soon as such agreement has been finalized for execution by the parties thereto;

                  (v) the Borrower shall demonstrate to the reasonable satisfaction of the Administrative Agent that, after giving effect to such acquisition, the Borrower will be in pro forma compliance with all of the terms and provisions of the financial covenants set forth in
         Section 7.13;

                  (vi) if such acquisition is structured as a merger, the Borrower (or if such merger is with any Subsidiary, then such Subsidiary) shall be the surviving Person after giving effect to such merger; and

                (vii) if the total cash consideration (including assumed liabilities, earnout payments and any other deferred payment) paid for all of the Persons, assets, business lines or divisions acquired exceeds $15,000,000, the Required Lenders shall have approved such acquisition.

         "Person" means any individual, trustee, corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority or other legal entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

         "Pro Rata Share" means, with respect to each Lender, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments set forth opposite the name of such Lender on Schedule 2.01, as such share may be adjusted as contemplated herein.

         "Register" has the meaning set forth in Section 10.07(c).

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Lenders" means, as of any date of determination, Lenders whose Voting Percentages aggregate more than 50%.

         "Responsible Officer" means the chief executive officer, chief financial officer, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest and (b) any principal payment made in respect of any Subordinated Debt.

         "Revaluation Date" means each of the following: (a) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency,
(b) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02; (c) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (d) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, and (e) such additional dates as the Administrative Agent or the Required Lenders shall specify.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

         "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Security Trustee" means Bank of America in its capacity as security trustee under any of the Loan Documents, or any successor security trustee.

         "Shareholders' Equity" means, as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, shareholders' equity as of that date determined in accordance with GAAP.

         "Solvent" means, as to any Person at a particular time, if, at such time both (a) (i) the then fair saleable value of the property of such Person on a going concern basis is (A) greater than the total amount of liabilities (including contingent liabilities) of such Person as they mature in the ordinary course and (B) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability in the ordinary course.

         "Special Notice Currency" means at any time an Alternative Currency, other than the currency of Japan or of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

         "Spot Rate" for a currency means the rate quoted by Bank of America as the spot rate for the purchase by Bank of America of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m., Seattle time, on the date two Business Days prior to the date as of which the foreign exchange computation is made.

         "Sterling" and "(Pounds)" means the lawful currency of the United Kingdom.

         "Subordinated Debt" means the Indebtedness of the Borrower evidenced by the 5.0% Convertible Subordinated Notes issued by the Borrower on March 13, 2000 in the aggregate amount of $250,000,000 due 2007.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subsidiary Pledge Agreement" means each of (a) the Getty Communications Pledge Agreement and (b) any other pledge agreement or equivalent document as the Administrative Agent or the Security Trustee shall deem appropriate for such purpose pursuant to Section 6.12, and "Subsidiary Pledge Agreements" means all of them.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to Section 2.04.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).

         "Swing Line Note" means a promissory note made by the Borrower in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit C-2.

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $10,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System (or, if such clearing system ceases to be operative, such other clearing system (if any) determined by the Administrative Agent to be a suitable replacement) is operating.

         "Threshold Amount" means $5,000,000.

         "Trust Property" means all the assets, rights, powers, authorities and discretions at any time subject to or expressed to be subject to the security from time to time constituted by or arising pursuant to the Loan Documents to which the Security Trustee is a party pursuant to this Agreement or given under or pursuant to such Loan Documents including all income and other sums at any time received or receivable by the Security Trustee in respect thereto.

         "Type" means with respect to a Committed Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

         "United States" and "U.S." each means the United States of America.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year, over the current value of that Pension Plan's assets.

         "Unreimbursed Amount" has the meaning set forth in Section
2.03(c)(1).

         "Voting Percentage" means, as to any Lender, (a) at any time when the Aggregate Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Aggregate Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender's Committed Loans, plus (B) such Lender's Pro Rata Share of the Outstanding Amount of L/C Obligations, plus (C) such Lender's Pro Rata Share of the Outstanding Amount of Swing Line Loans, then comprises of (ii) the Outstanding Amount of all Loans and L/C Obligations; provided, however, that if any Lender has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be zero, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitment or the outstanding amount of its Committed Loans, L/C Advances and funded participations in Swing Line Loans, as the case may be.

         1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i)   The words "herein," "hereto," "hereof," and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

             (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

             (iii) The term "including" is by way of example and not limitation.

             (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and
(b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

         1.06 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor, whether or not such maximum face amount is in effect at such time.

         1.07 Exchange Rates; Currency Equivalents.

         (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent, which determination shall be conclusive in the absence of manifest error.

         (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Loan or the issuance of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Alternative Currency), as determined by the Administrative Agent, which determination shall be conclusive in the absence of manifest error.

         1.08 Additional Alternative Currencies. The Borrower may from time to time request that Committed Loans be made in a currency other than those specifically listed in the definition of "Alternative Currency;" provided that such requested currency otherwise meets the requirements set forth in such definition. Any such request shall be made to the Administrative Agent (which shall promptly notify each Lender thereof) not later than 11:00 a.m., Seattle time, 15 Business Days prior to the date of the desired Credit Extension. Each Lender shall notify the Administrative Agent, not later than 11:00 a.m., Seattle time, ten Business Days after receipt of such request whether it consents, in its sole discretion, to making Committed Loans in such requested currency. Any failure by a Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender to make Committed Loans in such requested currency. If all the Lenders consent to making Committed Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder.

         1.09 Exchange Rates; Currency Equivalents.

         (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

         (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

                                  ARTICLE II.
                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Committed Loan") to the Borrower in Dollars or in one or more Alternative Currencies from time to time on any Business Day during the period from the Closing Date to the Maturity Date, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided, however, that after giving effect to any Committed Borrowing, the Dollar Equivalent of (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment, and
(iii) the aggregate Outstanding Amount of all Loans and L/C Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

         2.02 Borrowings, Conversions and Continuations of Committed Loans.

         (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., Seattle time, (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans denominated in Dollars or of any conversion of Eurocurrency Rate Committed Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Committed Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans in Alternative Currencies shall be in a minimum principal Dollar Equivalent amount of or approximating $5,000,000. Each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Committed Loans as the same Type, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the currency of the Committed Loans to be borrowed; provided, however, that if as of the date of any Committed Loan Notice requesting a Committed Borrowing, there are L/C Borrowings outstanding, the Borrower shall be deemed to have requested that a portion of the requested Committed Loans in a principal amount equal to the

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outstanding principal amount of such L/C Borrowings be denominated in Dollars.
If the Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made or continued as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans and any continuation of Eurocurrency Rate Loans provided for in the preceding sentence shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Committed Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

         (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Committed Loans denominated in a currency other than Dollars, in each case as described in subsection (a) above. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office for the applicable currency not later than 1:00 p.m., Seattle time, in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by crediting the account of the Borrower on the books of Bank of America with the amount of such funds; provided, however, that if, on the date of the Committed Borrowing in Dollars there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

         (c) Except as otherwise provided herein, a Eurocurrency Rate Committed Loan may be continued or converted only on the last day of the Interest Period for such Eurocurrency Rate Committed Loan. During the existence of a Default or Event of Default, no Committed Loans may be requested as, converted to or continued as Eurocurrency Rate Committed Loans without the consent of the Required Lenders, and the Required Lenders may demand that (i) any or all of the then outstanding Eurocurrency Rate Committed Loans denominated in Dollars be converted immediately to Base Rate Committed Loans and (ii) any or all of the then outstanding Eurocurrency Rate Committed Loans denominated in an Alternative Currency be prepaid on the last day of the then current Interest Period with respect thereto.

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

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurocurrency Rate Committed Loan upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. The Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change if any Base Rate Loans are then outstanding.

         (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Committed Loans.

         2.03 Letters of Credit.

         (a)  The Letter of Credit Commitment.

              (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, the Dollar Equivalent of (w) the Outstanding Amount of all L/C Obligations and all Loans would exceed the Aggregate Commitments, (x) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Lender's Commitment, (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit, or (z) the aggregate Outstanding Amount of all L/C Obligations and all Loans denominated in Alternative Currencies would exceed the Alternative Currency Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

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

          (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit;

                (B) any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall (1) prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular,
          (2) impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or (3) impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it, unless, in the case of clauses (1) and (2), the Borrower shall agree to compensate the L/C Issuer for and hold the L/C Issuer harmless from any loss, cost or expense incurred by it as a result of such Law or request or directive from such Governmental Authority pursuant to the terms of such documents as the Administrative Agent shall deem appropriate for such purpose;

                (C) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

                (D) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; or

                (E) such Letter of Credit is in a face amount less than the Dollar Equivalent of $25,000.

          (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or
     (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

          (iv) The L/C Issuer shall be under no obligation to issue or amend any Letter of Credit if the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, on or prior to the Business Day prior to the requested date of issuance or amendment of such Letter of Credit, that one or more applicable conditions contained in
     Article IV shall not then be satisfied.

     (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

          (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such L/C Application must be received by the

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

     L/C Issuer and the Administrative Agent not later than 11:00 a.m., Seattle time, at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof;
     (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer
     (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

          (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Letter of Credit.

          (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Auto-Renewal Letter of Credit"); provided that any such Auto-Renewal Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or
     (B) it has received notice (which may be by telephone or in writing) on or

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

     before the day that is two Business Days before the Nonrenewal Notice Date
     (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in
     Section 4.02 is not then satisfied.

          (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

     (c)  Drawings and Reimbursements; Funding of Participations.

          (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m., Seattle time, on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and such Lender's Pro Rata Share thereof. In the case of any Letter of Credit denominated in an Alternative Currency, the Unreimbursed Amount shall be redenominated into Dollars and equal the Dollar Equivalent Amount thereof, and the Administrative Agent shall so notify the Lenders in the notice described in the preceding sentence. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office for Dollar-denominated payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m., Seattle time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

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

          (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03(c).

          (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

          (v) Each Lender's obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

          (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

          (d)   Repayment of Participations.

          (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's Loan or L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in the same funds as those received by the Administrative Agent.

          (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned, each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

     (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing and each drawing under a Letter of Credit that is refinanced by a Borrowing of Committed Loans, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

          (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

          (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

          (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

          (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

          (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

     The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

     (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(c); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to the Dollar Equivalent of such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

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

     (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

     (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share (i) a Letter of Credit fee for each commercial Letter of Credit equal to 1/8 of 1% per annum times the Dollar Equivalent of the actual daily maximum amount under each such Letter of Credit, and (ii) a Letter of Credit fee for each standby Letter of Credit equal to (A) in the case of standby Letters of Credit other than Existing Letters of Credit, the Applicable Rate times the Dollar Equivalent of the actual daily maximum amount under each such Letter of Credit and (B) in the case of Existing Letters of Credit, 1/2 of 1% per annum times the Dollar Equivalent of the actual daily maximum amount under each such Letter of Credit. Such fee for each Letter of Credit shall be due and payable in arrears on the Business Day immediately following the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Rate during any quarter, the actual daily amount of each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

     (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee in an amount (i) with respect to each commercial Letter of Credit, equal to 1/8 of 1% of the Dollar Equivalent amount of such Letter of Credit, due and payable upon the issuance thereof, and (ii) with respect to each standby Letter of Credit, equal to 1/8 of 1% per annum on the Dollar Equivalent of the daily maximum amount thereunder, due and payable quarterly in arrears on the Business Day immediately following the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

     (k) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

     2.04 Swing Line Loans.

     (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans in Dollars (each such loan, a "Swing Line Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date to the

Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Dollar Equivalent of the Outstanding Amount of Committed Loans of the Swing Line Lender in its capacity as a Lender of Committed Loans, may exceed the amount of such Lender's Commitment; provided, however, that after giving effect to any Swing Line Loan, the Dollar Equivalent of (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under
Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Swing Line Loan.

     (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m., Seattle, time, on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m., Seattle time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m., Seattle time, on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

     (c)  Refinancing of Swing Line Loans.

          (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Committed Base Rate Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of

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

     Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in
     Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m., Seattle time, on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

          (ii) If for any reason any Committed Borrowing cannot be requested in accordance with Section 2.04(c)(i) or any Swing Line Loan cannot be refinanced by such a Committed Borrowing, the Committed Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to
     Section 2.04(c)(i) shall be deemed payment in respect of such participation.

          (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line
     Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause
     (iii) shall be conclusive absent manifest error.

          (iv) Each Lender's obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. Any such purchase of participations shall not relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

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

     (d)  Repayment of Participations.

          (i) At any time after any Lender has purchased and funded a participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation was outstanding and funded) in the same funds as those received by the Swing Line Lender.

          (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

     (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Committed Base Rate Loan or participation pursuant to this Section 2.04 to refinance such Lender's Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

     (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

     2.05 Prepayments.

     (a) The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m., Seattle time,
(A) three Business Days prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in Dollars and four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Committed Loans denominated in Alternative Currencies, and (B) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be whole multiples of $1,000,000 (iii) any prepayment of Eurocurrency Rate Committed Loans in Alternative Currencies shall be in a minimum Dollar Equivalent principal amount of or approximating $5,000,000; and (iv) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by

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

all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m., Seattle time, on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (c) (i) If the Administrative Agent notifies the Borrower at any time that the Dollar Equivalent of the Outstanding Amount of all Loans and L/C Obligations at such time exceeds an amount equal to 100% of the Aggregate Commitments then in effect, the Borrower shall, within two Business Days after receipt of such notice, prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce the Dollar Equivalent of such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.

         (ii) If the Administrative Agent notifies the Borrower at any time that the Dollar Equivalent of the Outstanding Amount of all Loans and L/C Obligations denominated in Alternative Currencies at such time exceeds an amount equal to 100% of the Alternative Currency Sublimit then in effect, the Borrower shall, within two Business Days after receipt of such notice, prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce the Dollar Equivalent of such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.

         2.06  Mandatory Prepayment of Loans.

         (a) If the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition (other than Dispositions expressly permitted under Sections 7.05(a) or 7.05(b)), or shall suffer an Event of Loss, then (i) the Borrower shall promptly notify the Administrative Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by the Borrower or such Subsidiary in respect thereof) and (ii) promptly upon, and in no event later than 10 days after, receipt by the Borrower or the Subsidiary of the Net Proceeds of such Disposition or Event of Loss, the Borrower shall prepay Loans in an aggregate amount equal to the amount of such Net Proceeds.

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

         (b) Any prepayments pursuant to this Section 2.06 shall be applied (i) first, to the payment in full of Swing Line Loans then outstanding, (ii) second, to the payment in full of Base Rate Committed Loans then outstanding, (iii) third, to the payment in full of Eurocurrency Rate Committed Loans then outstanding in direct order of Interest Period maturities, (iv) fourth to Cash Collateralize the L/C Obligations and (v) fifth, to the Borrower; provided, however, that if the amount of Base Rate Loans then outstanding is not sufficient to satisfy the entire prepayment requirement, the Borrower may, at its option, place any amounts which it would otherwise be required to use to prepay Eurocurrency Rate Committed Loans on a day other than the last day of the Interest Period therefor in a blocked, interest bearing Deposit Accounts at Bank of America subject to a Lien in favor of the Administrative Agent on behalf of the Lenders until the end of such Interest Period at which time such Cash collateral will be applied to prepay such Eurocurrency Rate Committed Loans. The Borrower shall pay, together with each prepayment under this Section 2.06, accrued interest on the amount prepaid and any amounts required pursuant to
Section 3.05.

         2.07 Reduction or Termination of Commitments. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then Outstanding Amount of all Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., Seattle time, five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section 2.07, the Aggregate Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All commitment fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         2.08 Repayment of Loans.

         (a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date.

         (b) The Borrower shall repay to the Swing Line Lender on the Maturity Date the aggregate principal amount of Swing Line Loans outstanding on such date.

         2.09 Interest.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

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

         (b) While any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.10 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:

         (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate times the Dollar Equivalent of the actual daily amount by which the Aggregate Commitments exceed the Dollar Equivalent of the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times from the Closing Date until the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. The commitment fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.

         (b) Arrangement and Agency Fees. The Borrower shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated April 19, 2002 (the "Agent/Arranger Fee Letter"), between the Borrower, the Arranger and the Administrative Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever

         (c) Lenders' Upfront Fee. On the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares, an upfront fee in an amount set forth in a separate letter agreement (the "Lender Fee Letter") between the Borrower and the Arranger. Such upfront fees are for the credit facilities committed by the Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

         2.11 Computation of Interest and Fees. Interest on Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the

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

basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days, or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.12 Evidence of Debt.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans or L/C Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans may be evidenced by a Committed Loan Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b)  In addition to the accounts and records referred to in subsection
(a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control.

         2.13 Payments Generally.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in Dollars and in Same Day Funds not later than 12:00 noon, Seattle time, on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other

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

applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent (i) after 12:00 noon, Seattle time, in the case of payments in Dollars, or (ii) later than the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) On each date when the payment of any principal, interest or fees are due hereunder or under any Note, the Borrower agrees to maintain on deposit in an ordinary checking account maintained by Borrower with Agent (as such account shall be designated by the Borrower in a written notice to the Administrative Agent from time to time, the "Borrower Account") an amount sufficient to pay such principal, interest or fees in full. The Borrower hereby authorizes the Administrative Agent (i) to deduct automatically all principal, interest or fees when due hereunder, or under the Notes form the Borrower Account, and (ii) if and to the extent any payment under this Agreement or any other Loan Document is not made when due, to deduct automatically any such amount from any or all of the accounts of the Borrower maintained with Bank of America. The Administrative Agent agrees to provide timely notice to the Borrower of any automatic deduction made pursuant to this subsection (c).

         (d) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

         (e) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

             (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds, at the applicable Overnight Rate from time to time in effect; and

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

             (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the applicable Overnight Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Committed Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (e) shall be conclusive, absent manifest error.

         (f) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (g) The obligations of the Lenders hereunder to make Committed Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or purchase its participation.

         (h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.14 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Committed Loans made by them and/or such subparticipations in the participations in L/C

Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Committed Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10(i) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2(n) and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2(n) shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

         2.15     Increase in Commitments.

         (a) Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may on a one-time basis prior to June 30, 2004, request an increase in the Aggregate Commitments up to an aggregate of $40,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify the Borrower and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

         (b) If the Aggregate Commitments are increased in accordance with this
Section 2(o), the Administrative Agent and the Borrower shall determine the effective date of such increase (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or


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

consenting to such increase, and (ii) in the case of the Borrower, including a Compliance Certificate demonstrating pro forma compliance with Section 7.13 after giving effect to such increase, and (iii) certifying that, before and after giving effect to such increase, the representations and warranties contained in Article V are true and correct on and as of the Increase Effective Date and no Default or Event of Default exists. The Borrower shall deliver new or amended Committed Loan Notes reflecting the increased Commitment of any Lender holding or requesting a Note. The Administrative Agent shall distribute an amended Schedule 2.01 (which shall be deemed incorporated into this Agreement), to reflect any changes therein resulting from such increase. The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Commitments under this Section 2.15.

     (c) This Section shall supersede any provisions in Section 10.01 to the contrary.

     2.16 Security and Guaranty.

     (a) Security. All of the obligations of the Loan Parties under this Agreement, the Notes and each of the other Loan Documents to which such Loan Parties are a party shall be secured in accordance with the Collateral Documents.

     (b) Guaranty. All of the obligations of the Borrower under this Agreement, the Notes and each of the other Loan Documents to which the Borrower is a party shall be unconditionally guaranteed by the Guarantors pursuant to the Guaranty Agreements.

                                  ARTICLE III.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

     3.01 Taxes.

     (a) Any and all payments by the Borrower or any of its Subsidiaries to or for the account of the Administrative Agent, the Security Trustee or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent, the Security Trustee and each Lender, taxes imposed on or measured by its overall net or gross income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent, the Security Trustee or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower or any of its Subsidiaries shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent, the Security Trustee or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3(a)), each of the Administrative Agent, the Security Trustee and such Lender receives an amount

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

equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall and shall cause each Subsidiary to pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the Administrative Agent or the Security Trustee (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Borrower agrees to pay agrees to cause each Subsidiary to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

     (c) If the Borrower or any of its Subsidiaries shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent, the Security Trustee or any Lender, the Borrower shall also pay or shall cause each Subsidiary to pay to the Administrative Agent to the Security Trustee (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

     (d) The Borrower agrees to indemnify the Administrative Agent, The Security Trustee and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) paid by the Administrative Agent, the Security Trustee or any Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Administrative Agent or the Security Trustee makes a demand thereof.

     3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in Dollars or an Alternative Currency (the "Applicable Currency")), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, any Applicable Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans in the Applicable Currency or, if the Applicable Currency is Dollars, to convert Base Rate Committed Loans to Eurocurrency Rate Loan shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Promptly upon making any such determination, such Lender shall provide notice thereof to the Borrower (with a copy to the Administrative Agent), and upon receipt of such notice, the Borrower shall, upon demand from

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

such Lender, prepay or, if applicable and such Loans are denominated in Dollars, convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

     3.03 Inability to Determine Rates. (a) If the Administrative Agent determines in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (i) deposits in the relevant currency are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (ii) adequate and reasonable means do not exist for determining the Eurocurrency Rate for such Eurocurrency Rate Loan, or (iii) the Eurocurrency Rate for such Eurocurrency Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended until the Administrative Agent notifies Borrower and all Lenders that it has revoked such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, conversion or continuation of Eurocurrency Rate Committed Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

     (b) If any Mandatory Cost Reference Lender's Commitment shall terminate (otherwise than on termination of the Aggregate Commitments), or for any reason whatsoever any Mandatory Cost Reference Lender shall cease to be a Lender hereunder, such Mandatory Cost Reference Lender shall thereupon cease to be a Mandatory Cost Reference Lender, and, when necessary, the Mandatory Cost Rate shall be determined on the basis of the rates as notified by the remaining Mandatory Cost Reference Lenders in accordance with Schedule 1.01.

     3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

     (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.


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

     (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

     (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

     3.05 Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

     (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

     (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

     (c) any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Committed Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the applicable offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Committed Loan was in fact so funded.

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

     3.06 Matters Applicable to all Requests for Compensation. A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

     3.07 Survival. All of the Borrower's obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations.

                                   ARTICLE IV.
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

     4.01 Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

     (a) Unless waived by all the Lenders (or by the Administrative Agent with respect to immaterial matters or items specified in clause (v) or (vi) below with respect to which the Borrower has given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the receipt of the following by the Administrative Agent or, as appropriate, the Security Trustee, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent or, where relevant, the Security Trustee, and their respective legal counsel:

          (i) executed counterparts of this Agreement and the Guaranty Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

          (ii) Committed Loan Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

          (iii) a Swing Line Note executed by the Borrower in favor of the Swing Line Lender (if it requests such a Note) in the principal amount of the Swing Line Sublimit;

          (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent or the Security Trustee may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

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

          (v) such evidence as the Administrative Agent or the Security Trustee may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party's Organization Documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates;

          (vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect;

          (vii) an opinion of counsel to each Loan Party substantially in the form of Exhibit J;

          (viii) evidence that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; and

          (ix) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Security Trustee, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

     (b) Unless waived by all the Lenders, the receipt of the Collateral Documents by the Administrative Agent or, as appropriate, the Security Trustee, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date and each in form and substance satisfactory to the Administrative Agent or, where relevant, the Security Trustee, and their respective legal counsel, together with:

          (i) acknowledgment copies of all Uniform Commercial Code financing statements filed, registered or recorded to perfect the security interests of the Administrative Agent for the benefit of the Lenders, or other evidence satisfactory to the Administrative Agent or, as appropriate, the Security Trustee, that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Administrative Agent or the Security Trustee for the benefit of the Lenders in accordance with applicable law;

          (ii) written advice relating to such Lien and judgment searches as the Administrative Agent or the Security Trustee shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons;

          (iii) all certificates and instruments representing the Collateral, stock transfer powers executed in blank with signatures guaranteed as the Administrative Agent, the Security Trustee or the Lenders may specify and, if relevant, a completed Federal Reserve Form U-1 for each Lender;

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

          (iv) evidence that the Collateral Account contains a Deposit Account maintained at Bank of America with a principal balance on the Closing Date of not less than the sum of (A) aggregate undrawn amount of all outstanding Existing Letters of Credit plus (B) the aggregate of all Unreimbursed Amounts with respect to any Existing Letters of Credit, including all outstanding L/C Borrowings with respect to any Existing Letters of Credit;

          (v) evidence that all other actions necessary or, in the opinion of the Administrative Agent, the Security Trustee or the Lenders, desirable to perfect and protect the first priority security interest created by the Collateral Documents have been taken;

          (vi) funds sufficient to pay any filing or recording tax or registration or other fees including, but not limited to, any and all Uniform Commercial Code financing statements;

          (vii) evidence that all other actions necessary or, in the opinion of the Administrative Agent, the Security Trustee or the Lenders, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the ability of the Administrative Agent or the Security Trustee, as the case may be, to preserve and protect its interests in and access to the Collateral, have been taken;

     (c) Standard lenders' payable endorsements with respect to the insurance policies or other instruments or documents evidencing insurance coverage on the properties of the Borrower in accordance with Section 6.07;

     (d) Any fees required to be paid on or before the Closing Date shall have been paid.

     (e) Unless waived by the Administrative Agent or the Security Trustee, the Borrower shall have paid all Attorney Costs of the Administrative Agent and the Security Trustee to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent or the Security Trustee).

     (f)  The Closing Date shall have occurred on or prior to July 24, 2002.

     4.02 Conditions to all Credit Extensions and Conversions and Continuations. The obligation of each Lender to make any Credit Extension or honor any Request for Credit Extension is subject to the following conditions precedent:

     (a)  The representations and warranties of the Borrower contained in
Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, conversion or continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of
Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

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

          (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension, conversion or continuation.

          (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

          (d) Neither the Administrative Agent, the Security Trustee nor any Lender shall have received from any Loan Party any notice that any Collateral Document will no longer secure on a first priority basis future Credit Extension under this Agreement.

          (e) The Administrative Agent and the Security Trustee shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Administrative Agent, the Security Trustee and the Lenders that:

          5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

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     5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

     5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

     5.05 Financial Statements; No Material Adverse Effect.

     (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

     (b) The unaudited consolidated financial statements of the Borrower and its Subsidiaries dated March 31, 2002, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and subject to ordinary, good faith year end audit adjustments; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

     (c) Since the date of the Audited Financial Statements, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

     5.06 Litigation. Except as specifically disclosed in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) could reasonably be expected to have a Material Adverse Effect.

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     5.07 No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document, including the grant or perfection of the Liens of the Administrative Agent and the Lenders on the Collateral.

     5.08 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

     5.09 Environmental Compliance. The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.10 Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operate.

     5.11 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP and (b) those which individually or in the aggregate do exceed $1,000,000 at any time. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

     5.12 ERISA Compliance.

     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. The prototype plan upon which each Plan that is intended to qualify under Section 401(a) of the Code is based has received a favorable determination letter from the IRS and each Plan has been adopted without any material substantive changes to such prototype plan and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

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     (b)  There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (c) (i) No ERISA Event has occurred or is reasonably expected by the Borrower to occur; (ii) no Pension Plan has any Unfunded Pension Liability in excess of the Threshold Amount; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability in excess of the Threshold Amount under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability in excess of the Threshold Amount (and, to the best knowledge of the Borrower, no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

     5.13 Subsidiaries. The Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13 and has no Material Subsidiaries other than those specifically disclosed in Part (c) of Schedule 5.13.

     5.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

     (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

     (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

     5.15 Intellectual Property; Etc. The Borrower and its Subsidiaries own, or possess the right to use, all Intellectual Property that is reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. Except as disclosed in Schedule 5.15, all registrations with and applications to Governmental Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any interest therein, held by any of the

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Loan Parties to maintain their validity or effectiveness. None of the Loan
Parties is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use such Intellectual Property; no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any of its Subsidiaries know of any such claim; and, to the knowledge of the Borrower or any of its Subsidiaries, the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person.

     5.16 Solvency. The Borrower and each other Loan Party is Solvent and each shall be Solvent immediately after the consummation of the transactions contemplated by this Agreement.

     5.17 Collateral Documents. All representations and warranties of the Loan Parties contained in the Collateral Documents to which such Loan Party is a party are true and correct.

     5.18 Disclosure. No statement, information, report, certification, representation, or warranty made by any Loan Party or any Responsible Officer of any Loan Party in any Loan Document or furnished to the Administrative Agent, the Security Trustee or any Lender by or on behalf of any Loan Party in connection with any Loan Document (including in any and all disclosure materials furnished by or on behalf of any Loan Party) contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect.

                                   ARTICLE VI.
                              AFFIRMATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

     6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Required Lenders; and

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     (b)  as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

     6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

     (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default or, if any such Default or Event of Default shall exist, stating the nature and status of such event;

     (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

     (c) promptly after requested by the Administrative Agent or any Lender, copies of any detailed audit opinion submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

     (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

     (e) promptly after receipt thereof, a copy of each month-end account statement for the Collateral Account; and

     (f) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

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Reports required to be delivered pursuant to Sections 6.01(a), 6.01(b) or
6.02(d) (to the extent any such financial statements, reports or proxy statements are included in materials otherwise filed with the SEC) may be delivered electronically and if so, shall be deemed to have been delivered on the date on which the Borrower posts such reports, or provides a link thereto, either: (i) on the Borrower's website on the Internet at the website address listed on Schedule 10.02; or (ii) when such report is posted electronically on IntraLinks/IntraAgency or other relevant website which each Lender and the Administrative Agent have access to (whether a commercial, third-party website or whether sponsored by the Administrative Agent), if any, on the Borrower's behalf; provided that: (x) the Borrower shall deliver paper copies of such reports to the Administrative Agent or any Lender who requests the Borrower to deliver such paper copies until written request to cease delivering paper copies is given by the Administrative Agent or such Lender; (y) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such reports and provide to the Administrative Agent by email electronic versions (i.e., soft copies) of such reports; and (z) in every instance the Borrower shall provide paper copies of the Compliance Certificates required by subsection (c) above to the Administrative Agent and each of the Lenders. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the reports referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

     6.03 Notices. Promptly notify the Administrative Agent and each Lender:

     (a)  of the occurrence of any Default or Event of Default;

     (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

     (c) of any litigation, investigation or proceeding affecting any Loan Party in which the amount involved exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could reasonably be expected to have a Material Adverse Effect;

     (d)  of the occurrence of any ERISA Event; and

     (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary.

     Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to subsection
(a) above shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

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     6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable (or within any applicable grace period), all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same (i) are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary or (ii) do not exceed, individually or in the aggregate, $1,000,000 at any time; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by
Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

     6.07 Maintenance of Insurance. In addition to insurance requirements set forth in the Collateral Documents, maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by the Borrower in the absence of 30 days' prior notice to the Administrative Agent. All casualty insurance maintained by the Loan Parties in respect of the Collateral shall name the Administrative Agent or, as appropriate, the Security Trustee, as loss payee and all liability insurance shall name the Administrative Agent or, as appropriate, the Security Trustee, as additional insured for the benefit of the Lenders, as their interests may appear. Upon request of the Administrative Agent, the Security Trustee or any Lender, the Borrower shall furnish the Administrative Agent or the Security Trustee, with sufficient copies for each Lender, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Borrower (and, if requested by the Administrative Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section 6.07 or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

     6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, write,

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injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

     6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and
(b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

     6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants all at the expense of the Administrative Agent and each Lender at reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

     6.11 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code, except, with respect to each covenant listed above, in such instances in which the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.12 Subsidiaries; Additional Guarantors; Pledge of Capital Stock.

     (a) New Subsidiaries. Promptly notify the Administrative Agent after any Person becomes a Subsidiary, and in such notice set forth with respect to such Person (i) the date on which such Person became a Subsidiary, and (ii) all of the data required to be set forth in Schedule 5.13 with respect to all Subsidiaries; provided, that such notice shall be deemed to supplement Schedule
5.13 for all purposes hereof.

     (b) Material Subsidiaries. Promptly notify the Administrative Agent after any Person becomes a Material Subsidiary (each, a "New Material Subsidiary"), and promptly thereafter (and in any event within 30 days), cause each such New Material Subsidiary that is a Domestic Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent a supplement the Guaranty Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a Lien in favor of the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders on the property of such New Material Subsidiary that would be considered Collateral under the Guarantor Security Agreement to secure such New Material Subsidiary's obligations under the Loan Documents to which it is a

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party by executing and delivering to the Administrative Agent a supplement the
Guarantor Security Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (iii) take such action at such New Material Subsidiary's own expense as may be necessary or otherwise requested by the Administrative Agent (including, without limitation, any of the actions described in Section 4.01(b)) to ensure that the Lien described in clause (ii) is a perfected Lien of first priority (subject to Permitted Liens), and (iv) deliver to the Administrative Agent documents of the types referred to in clauses (iv) and (v) of Section 4.01(a) and favorable opinions of counsel to such New Material Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent or, as appropriate, the Security Trustee.

     (c) Pledge of Capital Stock. Promptly (and in any event within 30 days) after any Person becomes a New Material Subsidiary, cause each Person that owns all or any portion of the Capital Stock of such New Material Subsidiary to (i) grant a Lien in favor of the Administrative Agent or, if appropriate, the Security Trustee, for the ratable benefit of the Lenders and Administrative Agent or, as applicable, the Security Trustee and, in either case, the Lenders on (1) 100% of the Capital Stock of each such New Material Subsidiary that is a Domestic Subsidiary, (2) 100% of the Capital Stock of each such New Material Subsidiary that is a Disregarded Foreign Subsidiary whose Capital Stock is not owned in any part by a Foreign Subsidiary (other than a Disregarded Foreign Subsidiary), (3) 65% of the voting Capital Stock and 100% of the non-voting Capital Stock of each such New Material Subsidiary that is a first-tier (after ignoring all Disregarded Foreign Subsidiaries which may be a direct or indirect stockholder) Foreign Subsidiary, or (4) the remaining Capital Stock of any New Material Subsidiary that was a Foreign Subsidiary other than a Disregarded Foreign Subsidiary at the time it became a New Material Subsidiary but that later became a Disregarded Foreign Subsidiary (in which event the 30 day period described above shall begin to run upon the date such Person became a Domestic Subsidiary) to secure the Obligations (or in the case of a Guarantor, such Guarantor's obligations under the Loan Documents to which it is a party) by executing and delivering to the Administrative Agent or, if appropriate, the Security Trustee, a supplement to the Borrower Pledge Agreement or the Subsidiary Pledge Agreement or such other document as the Administrative Agent or, if appropriate, the Security Trustee, shall deem appropriate for such purpose, (ii) deliver to the Administrative Agent or, as appropriate, the Security Trustee, all certificates, instruments or other writings representing or evidencing the Capital Stock described in clause (i) together with duly executed instruments of transfer or assignment satisfactory to the Administrative Agent or the Security Trustee, (iii) take such action at each such Person's own expense as may be necessary or otherwise requested by the Administrative Agent or the Security Trustee (including, without limitation, any of the actions described in Section 4.01(b)) to ensure that the Lien described in clause (i) is a perfected Lien of first priority, and (iv) deliver to the Administrative Agent or, if appropriate, the Security Trustee, favorable opinions of counsel to each such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (iii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. For the avoidance of doubt, the parties agree that the Lien of the Administrative Agent or, if appropriate, the Security Trustee, in Collateral consisting of Capital Stock of a Foreign Subsidiary that is not a Disregarded Foreign Subsidiary whose Capital Stock is not owned in any part by a Foreign Subsidiary (other than a

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Disregarded Foreign Subsidiary) shall not cover 35% of the voting Capital Stock of such Foreign Subsidiary.

     6.13 Intellectual Property. Take all necessary actions, including in any proceeding before the United States Patent and Trademark Office, the United Kingdom Patent Office, the Office for Harmonisation in the Internal Market, the Canadian Intellectual Property Office - Trademarks or the United States Copyright Office to maintain each item of Intellectual Property of the Borrower and its Subsidiaries material to the business of the Borrower and its Subsidiaries taken as a whole, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings. In the event that the Borrower or any Subsidiary becomes aware that any Intellectual Property is infringed, misappropriated or diluted by a third party in any material respect, promptly notify the Administrative Agent or the Security Trustee thereof and, unless the Borrower or the relevant Subsidiary, as the case may be, shall reasonably determine that such Intellectual Property is not material to the business of the Borrower and its Subsidiaries taken as a whole, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Borrower or such Subsidiary, as the case may be, shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

     6.14 Use of Proceeds. Use the proceeds of the Credit Extensions (a) to refinance Indebtedness arising under the Existing Credit Agreement, (b) for capital expenditures, (c) for transaction costs related to the negotiation, execution and delivery of the Loan Documents and (d) for working capital and other general corporate purposes, including Permitted Acquisitions, in each case not in contravention of any Law or of any Loan Document.

     6.15 Corporate Separateness. Satisfy and cause each Material Subsidiary or Guarantor to satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. Neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of the Borrower or any of its Subsidiaries being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any other such Person in any proceeding under any Debtor Relief Law.

     6.16 Further Assurances.

     (a) Ensure that all written information, exhibits and reports furnished to the Administrative Agent, the Security Trustee or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Administrative Agent, the Security Trustee and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

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

     (b) Promptly (and in any event within 30 days following the Closing Date) do, execute, acknowledge, authorize, deliver, apply, record, re-record, file, re-file, register and re-register, any and all such acts, deeds, conveyances, assignments, notices of assignment, transfers, certificates, assurances, applications and other instruments as may be required to cause the records maintained by the United Kingdom Patent Office, the Office for Harmonisation in the Internal Market and the Canadian Intellectual Property Office - Trademarks to be revised, amended or otherwise modified to reflect that the name of the legal and beneficial owner of each of the Specified Trademarks (as defined in the applicable Collateral Documents) registered in such office is the same name as set forth in the applicable Collateral Documents as being the legal and beneficial owner of each such Specified Trademark.

     (c) Promptly upon request by the Administrative Agent, the Security Trustee or the Required Lenders, do, execute, acknowledge, authorize, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Administrative Agent, the Security Trustee or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Administrative Agent or the Security Trustee and, in either case, to the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith. Notwithstanding the foregoing, provided that no Event of Default has occurred and is continuing, no Loan Party shall be required to execute, acknowledge, authorize, deliver, record, re-record, file, re-file, register or re-register documents suitable for recording with the United States Patent and Trademark Office, the United Kingdom Patent Office, the Office for Harmonisation in the Internal Market, the Canadian Intellectual Property Office - Trademarks, the United States Copyright Office or any similar offices in any other country or any political subdivision thereof with respect to any Collateral consisting of Intellectual Property, except with respect to the Specified Trademarks (as defined in the applicable Collateral Documents) or applications for or registrations of trademarks that are identical to or substantially similar to the Specified Trademarks.

                                  ARTICLE VII.
                               NEGATIVE COVENANTS

     So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

     7.01 Liens. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

     (a)  Liens pursuant to any Loan Document;

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     (b)  Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);

     (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

     (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

     (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA and other than on the Collateral;

     (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

     (h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer does not dispute coverage), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed;

     (i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and the proceeds thereof and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; and

     (j) other Liens securing Indebtedness in an aggregate principal amount not to exceed $3,000,000 at any time outstanding.

     7.02 Investments. Make any Investments, except:

     (a) Investments other than those permitted by subsections (b) through (k) that are existing on the date hereof and (i) are Investments in the Subsidiaries listed on Schedule 5.13 or (ii) otherwise listed on Schedule 7.02;

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

     (b) Investments held by the Borrower or such Subsidiary in the form of Cash, Cash Equivalents or other short-term marketable securities in accordance with the Borrower's investment policy as from time to time in effect;

     (c) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $3,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

     (d) advances to photographers engaged by the Borrower or any Subsidiary in an aggregate amount not to exceed $1,000,000 at any time outstanding, for costs and expenses associated with photographic shoot assignments;

     (e) Investments of the Borrower in any Guarantor and Investments of any Guarantor in the Borrower or in another Guarantor;

     (f) Investments consisting of advances to Non-Guarantor Subsidiaries evidenced by or in the nature of, as the case may be, promissory notes, open accounts or capital contributions; provided that (i) the aggregate amount of such Investments does not exceed $3,000,000 at any time outstanding and (ii) each promissory note made by any Non-Guarantor Subsidiary to whom advances of $500,000 or more have been made shall have been pledged and delivered to the Administrative Agent for the ratable benefit of the Lenders and Administrative Agent pursuant to such documents as the Administrative Agent shall deem appropriate for such purpose;

     (g) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

     (h)  Guaranty Obligations permitted by Section 7.03;

     (i)  Investments permitted by Section 7.04;

     (j)  Permitted Acquisitions made by the Borrower or any Subsidiary; and

     (k) other Investments not exceeding $15,000,000 in the aggregate in any fiscal year of the Borrower, but not exceeding $30,000,000 in the aggregate in any rolling three (3) fiscal year period of the Borrower.

     7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

     (a)  Indebtedness under the Loan Documents;

     (b)  Indebtedness outstanding on the date hereof and listed on Schedule
7.03 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

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

     (c) Indebtedness in respect of advances to, and debts, liabilities and obligations of, the Borrower or any Subsidiary arising under the Overdraft Facility Agreements in an aggregate principal amount not to exceed Sterling 2,000,000 at any time outstanding;

     (d) Guaranty Obligations of the Borrower, any Guarantor or any Material Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower, any Guarantor or any Material Subsidiary;

     (e) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

     (f) Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $3,000,000;

     (g) Unsecured Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding; and

     (h) Guaranty Obligations of the Borrower in respect of Indebtedness otherwise permitted hereunder of any Non-Guarantor Subsidiary in an aggregate principal amount not to exceed $1,000,000 at any time outstanding.

     7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:

     (a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Guarantor or wholly-owned Subsidiary is merging with another Subsidiary, such Guarantor or wholly-owned Subsidiary shall be the continuing or surviving Person;

     (b) any Non-Guarantor Subsidiary may dissolve or liquidate; provided that the board of directors or senior management of the Borrower has determined in good faith that the dissolution or liquidation will not be detrimental to the business of the Borrower and its Subsidiaries taken as a whole; and

     (c) the Borrower or any Subsidiary may merge with any Person as part of a Permitted Acquisition;

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

     (d) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or another Guarantor.

     7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

     (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

     (b) Dispositions of inventory and other property (other than equipment or real property) in the ordinary course of business;

     (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property or (iii) the board of directors or senior management of the Borrower or such Subsidiary has determined in good faith that the failure to replace such property will not be detrimental to the business of the Borrower or such Subsidiary;

     (d) Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor;

     (e)  Dispositions permitted by Section 7.04;

     (f) Dispositions not otherwise permitted under subsections (a) or (b); provided that the Borrower shall have complied with the requirements of Section 2.06;

     (g) non-exclusive licenses of Intellectual Property in the ordinary course of business and substantially consistent with past practice;

     (h) exclusive licenses of Intellectual Property in the ordinary course of business and substantially consistent with past practice; and

     (i) Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and
(ii) the aggregate book value of all property Disposed of in reliance on this clause (i) in any fiscal year shall not exceed $5,000,000;

     provided, however, that any Disposition pursuant to clauses (a) through (i) shall be for fair market value.

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     7.06 Lease Obligations. Create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except:

     (a) leases in existence on the date hereof and listed on Schedule 7.06, and any renewal, extension or refinancing thereof;

     (b) leases in connection with any sale-leaseback arrangement permitted hereby;

     (c)  capital leases to the extent permitted by Section 7.03; and

     (d) operating leases (other than those constituting Synthetic Lease Obligations) entered into or assumed by the Borrower or any Subsidiary after the date hereof in the ordinary course of business (for purposes hereof, all leases of real estate of the Borrower or any Subsidiary shall be deemed operating leases).

     7.07 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

     (a) each Subsidiary may make Restricted Payments to the Borrower and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Subsidiary and to each other owner of capital stock of such Subsidiary on a pro rata basis based on their relative ownership interests);

     (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock of such Person;

     (c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or other common equity interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common equity interests;

     (d) the Borrower may (i) pay all interest and fees payable in connection with any Subordinated Debt when and as the same becomes due and (ii) repurchase, defease or redeem or otherwise prepay outstanding Subordinated Debt; provided that the aggregate principal amount of all such repurchases, defeasances, redemptions or other prepayments made after the Closing Date shall not exceed $25,000,000; and

     (e) the Borrower may purchase or otherwise acquire shares of its common stock on terms that are consistent with those terms available to the Borrower on the open market; provided that the aggregate number of shares of its common stock purchased or acquired after the Closing Date shall not exceed the sum of
(i) the number of shares of the Borrower's common stock for which unexercised options have been granted to the Borrower's employees in connection with any employee stock option plan of the Borrower as of the date of this Agreement, plus (ii) the number of shares of the Borrower's common stock for which options are granted to the Borrower's employees in connection with any employee stock option plan of the Borrower after the Closing Date.

     7.08 ERISA. At any time engage in a transaction which could be subject to
Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code);
(b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could reasonably be expected to have a Material Adverse Effect.

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

     7.09 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto or cease to conduct any line of business that constitutes a material portion of the business of the Borrower and its Subsidiaries as of the date hereof.

     7.10 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate, provided that (a) the foregoing restriction shall not apply to transactions between or among the Borrower and any Guarantor or between and among any Guarantors and (b) the Borrower may make Investments consisting of advances and capital contributions to Non-Guarantor Subsidiaries permitted under
Section 7.02 at rates of interest that the Borrower deems reasonable under the circumstances.

     7.11 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness and the proceeds thereof; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

     7.12 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in each case in violation of, or for a purpose which violates, or would be inconsistent with, Regulation T, U or X of the FRB.

     7.13 Financial Covenants.

     (a) Consolidated Net Worth. Permit Consolidated Net Worth as of the end of any fiscal quarter of the Borrower to be less than the sum of (a) $484,330,000,
(b) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after March 31, 2002 (with no deduction for a net loss in any such fiscal quarter) and (c) an amount equal to 100% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after the date hereof by reason of the issuance and sale of capital stock of the Borrower (including upon any conversion of debt securities of the Borrower into such capital stock).

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     (b)  Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as
of the end of any fiscal quarter of the Borrower to be less than the ratio set forth below opposite such fiscal quarter:

                                                         Minimum Fixed Charge
                Fiscal Quarters Ending                      Coverage Ratio
            -------------------------------------------------------------------
             June 30, 2002                                   1.25 to 1

             September 30, 2002 and each fiscal              1.50 to 1
             quarter thereafter

     (c) Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such fiscal quarter:

                                                                Maximum
                Fiscal Quarters Ending                       Leverage Ratio
            -------------------------------------------------------------------
             June 30, 2002 and September 30, 2003            3.25 to 1

             December 31, 2003 and each fiscal               3.00 to 1
             quarter thereafter

                                 ARTICLE VIII.
                         EVENTS OF DEFAULT AND REMEDIES

     8.01 Events of Default. Any of the following shall constitute an Event of
Default:

     (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan, or any L/C Obligation, or (ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any commitment, facility or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

     (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03, 6.05, 6.10, or 6.12 or
Article VII; or

     (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or

     (d) Representations and Warranties. Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect when made or deemed made; or

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

     (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guaranty Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or
(B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or

     (f) Insolvency Proceedings, Etc. Any Loan Party institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

     (g) Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

     (h) Judgments. There is entered against any Loan Party (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 20 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, or (C) any final judgment is not paid or otherwise satisfied within a period of 20 days from the date of judgment; or

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

     (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

     (j) Change of Control. There occurs any Change of Control with respect to any Loan Party; or

     (k) Guarantor Default; Invalidity of Guaranty. Any Guarantor shall fail to perform or observe any term, covenant or agreement contained in any Guaranty Agreement on its part to be performed or observed, or any default shall occur under any Guaranty Agreement, and any such failure or default shall continue after the applicable grace period, if any, specified in such Guaranty Agreement as of the date of such failure, or any defined "Event of Default" as defined in any Guaranty Agreement shall have occurred and is continuing; or any Guaranty Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect (except as expressly permitted hereunder), or any Guarantor or any other Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder; or

     (l) Failure of Security. Any Collateral Document ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or the Administrative Agent shall not have or shall cease to have a valid and perfected Lien of first priority (other than Liens expressly permitted to be prior to such Lien pursuant to Section 7.01) in the Collateral purported to be covered thereby having a fair market value, individually or in the aggregate, exceeding $1,000,000, in each case for any reason other than (i) the agreement of all the Lenders or satisfaction in full of all the Obligations or (ii) the failure of the Administrative Agent or any Lender to take any action within its exclusive control; or

     (m) Invalidity of Loan Documents. Any other Loan Document or any provision thereof, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any other Loan Document, or purports to revoke, terminate or rescind any Loan Document.

     8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall or, in respect of subsection (d) below, the Administrative Agent or the Security Trustee shall, at the request of, or may, with the consent of, the Required Lenders take any or all of the following actions,

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     (a)  declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

     (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

     (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Dollar Equivalent Outstanding Amount thereof, as such amount may vary from time to time); and

     (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

     8.03 Application of Funds. After the exercise of remedies provided for in
Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent, or, if applicable, the Security Trustee, in the following order:

     First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent or the Security Trustee in its capacity as such;

     Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

     Third, to payment of that portion of the Obligations constituting (i) accrued and unpaid interest on the Loans and L/C Borrowings, (ii) accrued and unpaid interest on the advances to, and debts of, the Borrower and its Subsidiaries arising under the Overdraft Facility Agreements and (iii) with respect to any Swap Contract between any Lender or any Affiliate of any Lender, to the extent such Swap Contract is permitted by Section 7.03(e), any fees, premiums and scheduled periodic payments due under such Swap Contract and any interest accrued thereon, ratably among the Lenders and their Affiliates in proportion to the respective amounts described in this clause Third payable to them;

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     Fourth, to payment of that portion of the Obligations constituting (i)
unpaid principal of the Loans and L/C Borrowings, (ii) unpaid principal of the advances to, and debts of, the Borrower and its Subsidiaries arising under the Overdraft Facility Agreements and (iii) with respect to any Swap Contract between any Lender or any Affiliate of any Lender, to the extent such Swap Contract is permitted by Section 7.03(e), any breakage, termination or other payments due under such Swap Contract and any interest accrued thereon, ratably among the Lenders and their Affiliates in proportion to the respective amounts described in this clause Fourth held by them;

     Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

     Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

                                  ARTICLE IX.
                    ADMINISTRATIVE AGENT AND SECURITY TRUSTEE

     9.01 Appointment and Authorization of Administrative Agent.

     (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the

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L/C Issuer with respect thereto; provided, however, that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

     9.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

     9.03 Liability of Administrative Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

     9.04 Reliance by Administrative Agent.

     (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the

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Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         9.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with
Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, the value of and title to any Collateral, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent

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herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         9.07 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07 Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and costs and expenses in connection with the use of IntraLinks, Inc. or other similar information transmission systems in connection with this Agreement) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         9.08 Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.09 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as L/C Issuer and Swing Line Lender. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor

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administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, L/C Issuer and Swing Line Lender and the respective terms "Administrative Agent," "L/C Issuer" and "Swing Line Lender" shall mean such successor administrative agent, Letter of Credit issuer and swing line lender, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring L/C Issuer's and Swing Line Lender's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring L/C Issuer or Swing Line Lender or any other Lender, other than the obligation of the successor L/C Issuer to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         9.10 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

              (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, (iii) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full, or (iv) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;

              (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); and

              (c) to release any Guarantor from its obligations under any Guaranty Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

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         Upon request by the Administrative Agent at any time, the Required
Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under any Guaranty Agreement pursuant to this Section 9.10.

         9.11 Appointment of Security Trustee. Each Lender and the Administrative Agent hereby appoints (and each other party to this Agreement acknowledges the appointment of) the Security Trustee to act as its trustee under and in relation to the Loan Documents to which the Security Trustee is a party pursuant to this Agreement to hold the Trust Property as trustee for the Administrative Agent and the Lenders on the trusts and other terms contained in the Loan Documents to which the Security Trustee is a party and the Administrative Agent and each Lender hereby irrevocably authorize the Security Trustee to exercise such rights, powers and discretions as are specifically delegated to the Security Trustee by the terms of the Loan Documents to which the Security Trustee is a party together with all such rights, powers and discretions as are reasonably incidental thereto.

         9.12 Successor Security Trustee. The Security Trustee may resign its appointment under this Agreement and the Loan Documents to which the Security Trustee is a party at any time upon 30 days' prior notice to the Borrower, the Administrative Agent, and the Lenders. If the Security Trustee shall resign as Security Trustee under this Agreement and the other Loan Documents to which the Security Trustee is a party, then the Required Lenders shall appoint from among the Lenders a successor to the Security Trustee, which successor to the Security Trustee shall be approved by the Borrower, whereupon such successor to the Security Trustee shall succeed to the rights, powers and duties of the Security Trustee, and the term "Security Trustee" shall mean such successor effective upon such appointment and approval, and the former Security Trustee's rights, powers and duties as Security Trustee shall be terminated, without any other or further act or deed on the part of such former Security Trustee or any of the parties to this Agreement. After any retiring Security Trustee's resignation as Security Trustee, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement and the Loan Documents to which the Security Trustee is a party. If a successor to the Security Trustee is appointed under the provisions of this Section 9.12 then the retiring Security Trustee shall be discharged from any further obligations under this Agreement and the Loan Documents to which the Security Trustee is a party but shall remain entitled to the benefit of the provisions of this Section 9.12.

         9.13 Protection of Security Trustee. The benefits conferred on the Administrative Agent pursuant to this Article IX regarding rights to indemnification and the exercise of its rights, powers, authorizations, discretions, duties and responsibilities pursuant to this Agreement and any other Loan Document to shall also be conferred, where appropriate, on the Security Trustee in relation this Agreement and the other Loan Documents to which the Security Trustee is a party, and references to the Administrative Agent in this Article IX shall be read and construed as references to the Administrative Agent and/or Security Trustee accordingly.

         9.14 Other Agents; Lead Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead arranger," "co-arranger" or "lead manager" shall have any right, power, obligation, liability, responsibility or duty under this

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Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X.
                                  MISCELLANEOUS

         10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent or, in the case of any Loan Document to which the Security Trustee is a party, the Security Trustee, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

         (a) waive any condition set forth in Sections 4.01(a) through (c) without the written consent of each Lender;

         (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

         (c) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

         (d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (e) change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

         (f) change any provision of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

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         (g)   amend the definition of "Alternative Currency" without the written consent of each Lender;

         (h) release any Guarantor from any Guaranty Agreement without the written consent of each Lender; or

         (i) release or otherwise subordinate all or substantially all of the Collateral without the written consent of each Lender, except as otherwise may be provided in the Collateral Document or except where the consent of the Required Lenders only is specifically provided for;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Agent/Arranger Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of any Credit Extension required to be funded by it hereunder or that has a Voting Percentage deemed to be zero shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

         10.02 Notices and Other Communications; Facsimile Copies.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrower, the Administrative Agent, the Security Trustee, the L/C Issuer or the Swing Line Lender, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

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         (b)   Effectiveness of Facsimile Documents and Signatures. Loan
Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent, the Security Trustee and the Lenders. The Administrative Agent and the Security Trustee may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent, Security Trustee and Lenders. The Administrative Agent, the Security Trustee and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the good faith reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent or the Security Trustee may be recorded by the Administrative Agent or the Security Trustee, as the case may be, and each of the parties hereto hereby consents to such recording.

         10.03 No Waiver; Cumulative Remedies. No failure by any Lender, the Administrative Agent or the Security Trustee to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 Attorney Costs, Expenses and Taxes. Except as otherwise provided in Section 6.10, the Borrower agrees (a) to pay or reimburse the Administrative Agent and the Security Trustee for all costs and expenses they have each incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs and costs and expenses in connection with the use of IntraLinks, Inc. or other similar information transmission systems in connection with this Agreement, and

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         (b)   to pay or reimburse the Administrative Agent or, as appropriate, the Security Trustee, and, in either case, each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent or the Security Trustee and the cost of independent public accountants and other outside experts retained by the Administrative Agent, the Security Trustee or any Lender. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

         10.05 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any other Loan Party, or any Environmental Liability related in any way to the Borrower or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks, Inc. or other similar information transmission systems in connection with this Agreement. The agreements in this Section 1005 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amount due under this Section 10.05 shall be payable within ten Business Days after demand therefor.

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         10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the Security Trustee or any Lender, or the Administrative Agent, the Security Trustee or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof (or the Dollar Equivalent amount thereof) is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Security Trustee or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent or, as appropriate, the Security Trustee, upon demand its applicable share of any amount so recovered from or paid by the Administrative Agent or the Security Trustee, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect, in the applicable currency of such recovery or payment.

         10.07 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) below and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of any assignment of a Commitment unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Swing Line Loans, and
(iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together

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with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) below, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) below.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or the Security Trustee, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to
it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, (iii) release any Guarantor from any Guaranty Agreement, or (iv) release all or substantially all of the Collateral. Subject to subsection (e) below, the Borrower agrees that each Participant shall be

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entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) above. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender.

     (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though it were a Lender.

     (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 10.07(b)), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

     (h)  As used herein, the following terms have the following meanings:

          "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
     (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the L/C Issuer and the Swing Line Lender, and (ii) unless (A) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivative transaction or (B) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

          "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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     (i)    Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon five Business Days' notice to the Borrower, terminate the Swing Line. In the event of any such resignation as L/C Issuer or termination of the Swing Line, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or the termination of the Swing Line, as the case may be. Bank of America shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund participations in Unreimbursed Amounts pursuant to Section 2.04(c)). If
Bank of America terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Committed Loans or fund participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

     10.08 Confidentiality. Each of the Administrative Agent, the Security Trustee and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder;
(f) subject to an agreement containing provisions substantially the same as those of this Section 10.08, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.08 or (ii) becomes available to the Administrative Agent, the Security Trustee or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. In addition, the Administrative Agent, the Security Trustee and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent, the Security Trustee and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative

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Agent or any Lender on a nonconfidential basis prior to disclosure by the
Borrower; provided that, in the case of information (other than financial information all of which is deemed to be confidential) received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10(h) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     10.09 Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent, the Security Trustee or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different than that of the deposit account. Each Lender agrees promptly to notify the Borrower, the Administrative Agent or, as appropriate, the Security Trustee, after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application

     10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent, the Security Trustee or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent, the Security Trustee or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

     10.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. This Agreement and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties, and there are no unwritten oral

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agreements among the parties. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent, the Security Trustee or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Security Trustee and each Lender, regardless of any investigation made by the Administrative Agent, the Security Trustee or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Security Trustee or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

     10.14 Severability. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.15 Tax Forms. (a) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (i) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (ii) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the

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Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

     (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

     (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section 10(o), and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section 10(o) shall survive the termination of the Aggregate Commitments, repayment of all Obligations and the resignation or replacement of the Administrative Agent.

     (d) The obligation of the Lenders under this Section 10(o) shall survive the termination of the Aggregate Commitments, repayment of all Obligations and the resignation or replacement of the Administrative Agent.

     10.16 Governing Law.

     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT, THE SECURITY TRUSTEE AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON SITTING IN SEATTLE, KING COUNTY, WASHINGTON OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT, THE SECURITY TRUSTEE AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT, THE SECURITY TRUSTEE AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT

OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT, THE SECURITY TRUSTEE AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     10.17 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT, SUBJECT TO
SECTION 10(r), ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     10.18 Mandatory Arbitration.

     (a) This Section concerns the resolution of any controversies or claims among or between the Borrower, the Lenders, the Administrative Agent and the Security Trustee, whether arising in contract, tort or by statute, that arise out of or relate to this Agreement and the other Loan Documents (collectively a "Claim"). At the request of the Borrower, any Lender, the Administrative Agent or the Security Trustee, any Claim shall be resolved by arbitration in accordance with the Federal Arbitration Act (Title 9, United States Code) (the "Act"). The Act will apply even though this Agreement provides that it is governed by the Laws of the state of Washington. Nothing contained in this
Section 10(r) shall override any contrary provision contained in any Swap Contract.

     (b) Arbitration proceedings will be determined in accordance with the Act, the rules and procedures for the arbitration of financial services disputes of JAMS/Endispute, LLC, a Delaware limited liability company or any successor thereof ("JAMS"), and the terms of this Section 10(r). In the event of any inconsistency, the terms of this Section 10(r) shall control. The arbitration shall be administered by JAMS and conducted in Seattle, Washington. All Claims shall be determined by one arbitrator; provided, however, that if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing; provided, however, that the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced. The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

     (c) This Section 10.18 does not limit the right of the Borrower, any Lender, the Administrative Agent or the Security Trustee to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral;
(iii) exercise any judicial or power of sale rights; or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies. The filing of a court action is not intended to constitute a waiver of the right of the Borrower, any Lender, the Administrative Agent or the Security Trustee, including the suing party, thereafter to require submittal of the Claim to arbitration.

     10.19 Designated Senior Indebtedness. The parties hereto expressly agree that all advances to, and all debts, liabilities, obligations, covenants and duties of, the Borrower arising or created under or evidenced by this Agreement or any other Loan Document, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all Committed Loans, Swing Line Loans and L/C Obligations shall be "Designated Senior Indebtedness" for purposes of that certain Indenture dated as of March 13, 2000, between the Borrower and The Bank of New York, a New York banking corporation, as trustee under such Indenture.

     10.20 Time of the Essence. Time is of the essence of the Loan Documents.

     10.21 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent, the Security Trustee or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or the Security Trustee, as appropriate, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or, as appropriate, the Security Trustee, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, the Security Trustee and each Lender to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent, the Security Trustee or such Lender in such currency, the Administrative Agent, the Security Trustee or such Lender, as appropriate, agrees to return the amount of any excess paid to it to the Borrower (or to any other Person who may be entitled thereto under applicable law).

     10.22 Oral Agreements. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      GETTY IMAGES, INC.


                                      By:  /s/ Elizabeth J. Huebner
                                          --------------------------------------
                                      Name:  Elizabeth J. Huebner
                                            ------------------------------------
                                      Title:  SVP and Chief Financial Officer
                                             -----------------------------------


                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent and Security Trustee


                                      By:  /s/ Ken Puro
                                          --------------------------------------
                                      Name:  Ken Puro
                                            ------------------------------------
                                      Title:  Vice President
                                             -----------------------------------


                                      BANK OF AMERICA, N.A., as a Lender, L/C
                                      Issuer and Swing Line Lender


                                      By:  /s/ Martin R. Loken
                                          --------------------------------------
                                      Name:  Martin R. Loken
                                            ------------------------------------
                                      Title:  Senior Vice President
                                             -----------------------------------


                                      HSBC BANK, PLC, as a Lender


                                      By:  /s/ Tim Bolton
                                          --------------------------------------
                                      Name:  Tim Bolton
                                            ------------------------------------
                                      Title:  Relationship Manager
                                             -----------------------------------

                                       KEY CORPORATE CAPITAL, INC., as a Lender


                                       By:      /s/ Thomas A. Crandall
                                           -------------------------------------
                                       Name:    Thomas A. Crandall
                                             -----------------------------------
                                       Title:   Senior Vice President
                                              ----------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:      /s/ Christine M. Bomgardner
                                           -------------------------------------
                                       Name:    Christine M. Bomgardner
                                             -----------------------------------
                                       Title:   Vice President
                                              ----------------------------------

                                                                   SCHEDULE 1.01

                               MANDATORY COST RATE

     The Mandatory Cost Rate is an addition to the interest rate on a Loan to compensate a Lender for the cost attributable to such Loan resulting from the imposition from time to time under the Bank of England Act 1998 (the "Act") and/or by the Bank of England and/or the Financial Services Authority (the "FSA") (or other United Kingdom governmental authorities or agencies) of a requirement to place non-interest-bearing deposits or Special Deposits (whether interest-bearing or not) with the Bank of England and/or pay fees to the FSA calculated by reference to liabilities used to fund such a Loan.

     The Mandatory Cost Rate will be the percentage rate per annum (or the arithmetical average of the percentage rates where there is more than one Mandatory Cost Reference Lender supplying the same) determined by the Administrative Agent (rounded upward to the next 1/1000th of 1%) as the rate resulting from the application (as appropriate) of the following formulae:

     (a)   in relation to Loans or other unpaid amounts denominated in Sterling:

                            XL + S(L - D) + F x 0.01

                                 100 - (X + S)

     (b) in relation to Loans or other unpaid amounts denominated in any currency other than Sterling:

                                    F x 0.01

                                       300

     where, in each case, on the day of application of the formula:

     X     is the percentage of Eligible Liabilities (in excess of any stated
minimum) by reference to which such Mandatory Cost Reference Lender is required under or pursuant to the Act to maintain cash ratio deposits with the Bank of England;

     L     is the rate determined in accordance with subsection (a) of the definition of "Eurocurrency Rate" applicable to such Loan;

     F     is the rate of charge payable by such Mandatory Cost Reference Lender to the FSA pursuant to paragraphs 2.02 or 2.03 (as the case may be) of the Fees Regulations (but for this purpose the figure at paragraph 2.02b or 2.03b (as the case may be) shall be deemed to be zero) and expressed in pounds per (pound)1 million of the Fee Base of such Mandatory Cost Reference Lender;

     S     is the level of interest-bearing Special Deposits, expressed as a percentage of Eligible Liabilities, which such Mandatory Cost Reference Lender is required to maintain by the Bank of England (or other United Kingdom governmental authorities or agencies); and

     D     is the percentage rate per annum payable by the Bank of England to such Mandatory Cost Reference Lender on Special Deposits.

(X, L, S and D are to be expressed in the formula as numbers and not as percentages. A negative result obtained from subtracting D from L shall be counted as zero.)

The Mandatory Cost Rate for any Interest Period shall be calculated at or about 11:00 a.m. (London time) on the first day of such Interest Period for the duration of such Interest Period.

The determination of the Mandatory Cost Rate in relation to any Interest Period shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

If there is any change in circumstance (including the imposition of alternative or additional requirements, including capital adequacy requirements) which in the reasonable opinion of the Administrative Agent renders or will render the above formula (or any element thereof, or any defined term used therein) inappropriate or inapplicable, the Administrative Agent shall promptly notify the Borrower and the Lenders thereof and (following consultation with the Required Lenders) shall be entitled to vary the same with the prior written consent of the Borrower, which shall not be unreasonably withheld. Any such variation shall, in the absence of manifest error, be conclusive and binding on all parties and shall apply from the date specified in a notice from the Administrative Agent to the Borrower and the Lenders.

For the purposes of this Schedule:

     The terms "Eligible Liabilities" and "Special Deposits" shall bear the meanings ascribed to them under or pursuant to the Act or by the Bank of England (as may be appropriate), on the day of the application of the formula.

     "Fee Base" has the meaning ascribed to it for the purposes of, and shall be calculated in accordance with, the Fees Regulations.

     "Fees Regulations" means, as appropriate, either:

           (a)  the Banking Supervision (Fees) Regulations 1999; or

           (b) such other law or regulations as from time to time may be in force, relating to the payment of fees for banking supervision.

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES


         Lender                       Commitment         Pro Rata Share
-----------------------------------------------------------------------------
Bank of America, N.A.               $  25,000,000         29.411764705%
HSBC Bank plc                       $  20,000,000         23.529411765%
Key Corporate Capital, Inc.         $  20,000,000         23.529411765%
US Bank National Association        $  20,000,000         23.529411765%
                                    -------------         -------------
Total                               $  85,000,000        100.000000000%

                                                                   SCHEDULE 5.06

                                   LITIGATION


This schedule intentionally left blank.

                                                                   SCHEDULE 5.09

                              ENVIRONMENTAL MATTERS


This schedule intentionally left blank.

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES

                          AND OTHER EQUITY INVESTMENTS


Part (a).    Wholly Owned Subsidiaries.

                                                   Jurisdiction of
Companies                                          Incorporation    Trading Name

Agence Ernoult Features S.A.                              France
All-Sport (UK) Limited                               England and
                                                           Wales
Allsport Australia Pty Limited                         Australia
Allsport Photographic Limited                        England and
                                                           Wales
Allsport Photography USA, Inc.                        California
Archive Holdings, Inc.                                  New York
Artville LLC                                           Wisconsin
Bavaria Bildagentur GmbH                                 Germany
Bavaria Bildagentur Verwaltungsgesellschaft              Germany
GmbH
Bildagentur (Austria) GmbH                               Austria
Colorific Photo Library Limited                      England and
                                                           Wales
Definitive Stock, Inc.                                  Delaware
Design Online LLC                                       Delaware
Eyewire Partners Company                                  Canada
Eyewire Services, Inc.                                    Canada
Eyewire, Inc.                                           Delaware
Fabulous Footage Inc.                              Massachusetts
Film Search, Inc.                                       New York
Fotogram Stone S.A.R.L.                                   France
Fototeca Stone S.L.                                        Spain
FPG Canada, Incorporated                                  Canada
FPG International Group, Inc.                           Delaware
FPG International LLC                                   Delaware
Getty Communications Group Finance Limited           England and
                                                           Wales
Getty Communications Limited                         England and
                                                           Wales
Getty Images (Canada), Inc.                               Canada
Getty Images (Management Company) LLC                 California
Getty Images (Photographers), Inc.                    California
Getty Images (Seattle), Inc.                          Washington       PhotoDisc

Getty Images (Thailand) Co., Ltd.                 Thailand
Getty Images (UK) Limited                      England and
                                                     Wales
Getty Images (US), Inc.                           New York        The Image Bank
Getty Images Bvb.A.                                Belgium
Getty Images Denmark Ap.S.                         Denmark
Getty Images Do Brasil Ltda.                        Brazil
Getty Images Dubai                                   Dubai
Getty Images Finance S.A.R.L.                       France
Getty Images France S.A.R.L.                        France
Getty Images Holding France S.A.                    France
Getty Images Holland B.V.                          Holland
Getty Images Hong Kong Limited                   Hong Kong
Getty Images Japan, Inc.                             Japan
Getty Images Limited                           England and
                                                     Wales
Getty Images New Zealand Ltd.                  New Zealand
Getty Images Pte Limited                         Singapore
Getty Images Pty Ltd.                            Australia
Getty Images S.L.                                    Spain
Getty Images S.R.L.                                  Italy
Getty Images South America LLC                    Delaware
Getty Images Sweden A.B.                            Sweden
Getty Images Thailand, Inc.                     Washington
Getty Images, Inc.                                Delaware
Getty Images/Chicago, Inc.                        Delaware
Gettyone Midwest, Inc.                            Delaware
Gettyone Northwest, Inc.                        Washington
Gettyone.Com, Inc.                              Washington
Hulton Archive Limited                         England and
                                                     Wales
Hulton Getty Holdings Limited                  England and
                                                     Wales
i/us Corporation                                    Canada
Imageways, Inc.                                   New York
IPL E-Pic Pty Limited                            Australia
IPL Profile Pty Limited                          Australia
iSwoop GmbH                                        Germany
iSwoop International Limited                       Ireland
iSwoop LLC                                        Delaware
iSwoop S.A.R.L.                                     France
Jacira Ag                                      Switzerland
Liaison Agency, Inc.                              New York
Newsmakers LLC                            Washington, D.C.
Online USA, Inc.                                California
Photodisc Australia Pty Limited                  Australia

Photodisc Deutschland GmbH                               Germany
Photodisc Do Brasil Ltda.                                 Brazil
Photodisc Europe Limited                             England and
                                                           Wales
Photodisc France S.A.R.L.                                 France
Photodisc International Inc.                            Barbados
Photodisc Scandinavia A.B.                                Sweden
Pix S.A.S.                                                France
Planet Earth Pictures Limited                        England and
                                                           Wales
R Stock Company                                         Delaware
R.E.D. Image Pty Limited                             England and
                                                           Wales
Space Frontiers Limited                              England and
                                                           Wales
Stockphotos, Inc.                                       New York
Stone America, Inc.                                     Illinois     Tony Stone
Sumer Australasia Pty Limited                          Australia
Superstock Austrailia Pty Ltd.                         Australia
Swanstock, Inc.                                          Arizona
The Image Bank France S.A.                                France
The Image Bank South, Inc.                               Florida
The Image Bank Texas, Inc.                                 Texas
The Image Bank West, Inc.                                  Texas
The Image Bank, Inc.                                      Canada
The Telegraph Colour Library Limited                 England and
                                                           Wales
TIB Bildagentur GmbH                                     Austria
TIB Hong Kong Limited                                  Hong Kong
TIB Images Ltd.                                           Canada
TIB London Limited                                   England and
                                                           Wales
Tony Stone Associates GmbH                               Germany
Tony Stone Associates Limited                        England and
                                                           Wales
Tony Stone GmbH                                          Austria
Tony Stone Images/Canada, Inc.                            Canada
Tony Stone Images/Chicago, Inc.                         Illinois
Tony Stone Images/Los Angeles, Inc.                   California
Tony Stone Images/New York, Inc.                        New York
Tony Stone Images/Seattle, Inc.                       Washington
Tonystone.Com Ltd.                                       Bermuda
Tri-Energy Productions                                California    Energy Film
VCG Archive LLC                                         Delaware
VCG Deutschland GmbH                                     Germany
VCG Holdings LLC                                        Delaware

Visual Communications Group Holdings Limited                     England and
                                                                       Wales
Visual Communications Group Limited                              England and
                                                                       Wales
Visual Communications Limited                                    England and
                                                                       Wales

Part (b).     Other Equity Investments.

                           Jurisdiction of
     Companies               Incorporation    Trading Name    Ownership Interest

3032097 Nova Scotia                 Canada                    100% of Common
Company
                                                              0% of Exchangeable
                                                              Preferred
G + J Images, Inc.                New York                    49% of Common
irisart ltd.                      New York    Artland.com     39% of Series A
                                                              Preferred
Kodansha Images, Inc.             New York                    50% of Common
Online Music Co., Inc.            Delaware Licensemusic.com   76% of Preferred
                                                              Series B-1

                                                              16.5% of Preferred
                                                              Series D


Part (c).         Material Subsidiaries.

                                            Jurisdiction of
Companies                                     Incorporation      Trading Name

Getty Images (Canada), Inc.                          Canada
Getty Images (Photographers), Inc.               California
Getty Images (Seattle), Inc.                     Washington      PhotoDisc
Getty Images (UK) Limited                       England and
                                                      Wales
Getty Images (US), Inc.                            New York      The Image Bank
Getty Images Limited                            England and
                                                      Wales

                                                                   SCHEDULE 5.15

                              INTELLECTUAL PROPERTY

1. Trademark Option Agreement dated February 9, 1998 between Getty Images, Inc. and Getty Investments L.L.C.

       Getty Investments L.L.C. is a limited liability company organized in the State of Delaware and is governed by a limited liability company agreement among four various Getty family trusts (the "Getty Trusts") and Transon Limited (the "Getty Investments Company Agreement"). Getty Investments L.L.C. owns approximately 18.5% of the outstanding shares of Getty Images' common stock as of December 31, 2001.

       The life income beneficiaries of the four Getty Trusts referred to above are children of J.P. Getty, and the remainder beneficiaries are his grandchildren (including Mr. Mark H. Getty, the Executive Chairman of Getty Images) and other descendants. Transon Limited is a company owned by Sir Paul Getty, one of the children of J.P. Getty.

       The Getty Investments Company Agreement provides that the Getty Investments Board consists of six directors. Of the six members of the Getty Investments Board, three (Mr. Getty, Mr. Jonathan D. Klein and Mr. Andrew S. Garb) are also directors of Getty Images. Mr. Getty serves as the Chairman of the Board of Directors of Getty Investments L.L.C. Mr. Klein is the Chief Executive Officer of Getty Images. There are currently no voting arrangements whereby one member of Getty Investments can control a majority of the members of the Getty Investments Board.

       Getty Images and Getty Investments have agreed that in the event that Getty Images becomes controlled by a third party or parties not affiliated with the Getty family, Getty Investments will have the right to call for an assignment to it, for a nominal sum, of all rights to the Getty Trademarks. Upon such assignment, Getty Images will have 12 months in which it will be permitted to continue to use the Getty Trademarks and thereafter will have to cease such use.

2.     Getty Trust Agreement.

       The Getty Trust is a California charitable trust, headquartered in Los Angeles, California. The Trust primarily provides museum, education, and entertainment services in the arts and humanities.

       The Trust and Getty Images are in vastly different businesses, however each has a number of trademark registrations and filings around the world utilizing the name "Getty." This has led to some effort and expense to determine on a case-by-case basis which filings should be agreed to, opposed, or otherwise handled. To ease the process of protecting each entity's intellectual property and business practices, the Trust and Getty Images have agreed to the framework of a Settlement Agreement outlining each party's right to their respective trademarks and filings, and securing a sensible and economically sound method of moving forward with additional trademark filings. This framework has already led to more artfully drafted applications, and a decrease in opposition filings. The parties have agreed on essential language of a document implementing the agreed framework, and anticipate executing an Agreement in July 2002.

3.     eData Matter.

       E-Data is a company whose primary business is pursuing settlements against companies it believes may infringe upon a questionably enforceable patent relating to methods of reproducing information (the "Freeny Patent"). They have accused Getty Images of infringing the Freeny Patent, and we have responded by providing a past Order demonstrating that we have already prevailed on a dispositive motion against E-Data on these same issues nearly four years ago.

       The summary of recent events is as follows:

       . September 17, 1998, PhotoDisc Inc. (subsequently merged into Getty Images) obtains a Judgment dismissing it from a lawsuit filed by E-data on substantially similar claims to those currently alleged;

       . February 15, 2002, Getty Images receives a letter from E-Data alleging that Getty Images may be infringing the Freeny Patent, and asking Getty Images to consider a licensing arrangement;

       . March 20, 2002, counsel for Getty Images responds to E-Data, explaining that (1) Getty Images does not believe it infringes the Freeny Patent, and (2) Getty Images (through PhotoDisc) had previously obtained summary judgment against E-Data on these same issues;

       . April 1, 2002, E-Data responds to Getty Images counsel, re-emphasizing its belief that Getty Images is infringing the Freeny Patent;

       . May 31, 2002, E-Data sends an additional letter repeating its prior position, and threatening to add Getty Images to a group of defendants E-Data intends to sue for alleged violations of the Freeny Patent;

       . June 7, 2002, counsel for Getty Images responds to E-Data, explaining the claim preclusion doctrine prohibits E-Data from adding Getty Images as a defendant, and encouraging them to drop their pursuit of an infringement claim.

       Neither Getty Images nor its counsel has received any additional communications from E-Data following the June 7, 2002 letter.

                                                                   SCHEDULE 7.01

                                 EXISTING LIENS

                                                                    File Number and Date        Collateral
        Debtor                State           Secured Party                 Filed               Description
Allsport Photography     California       Republic Leasing        No. 9827860801             Telephone systems
USA, Inc.                                                         Filed September 29, 1998

EyeWire, Inc.            Delaware         Adobe Systems, Inc.     No. 9847206                Intellectual property
                                                                  Filed October 23, 1998     rights defined in the
                                                                                             Asset Transfer
                                                                                             Agreement between Adobe
                                                                                             Systems, Inc. and
                                                                                             EyeWire, Inc. dated
                                                                                             August 5, 1999

Getty Images, Inc.       Delaware         Banc of America         No. 1144038                Furniture and
                                          Leasing & Capital, LLC  Filed October 19, 2001     equipment, etc.

                         Texas            ICI Commercial          No. 01-104534              Chattel paper and
                                          Refrigeration           Filed May 29, 2001         leased equipment

Getty Images (US),       New York         MCS Business            No. 112865                 Canon NP6351 Copier
Inc. (under The Image                     Solutions, Inc.         Filed May 28, 1998
Bank, Inc.)
                         New York         IBM Credit Corporation  No. 240892                 Computer, information
                                                                  Filed November 30, 1999    processing and other
                                                                                             peripheral equipment.

                         Texas            IBM Credit Corporation  No. 99-002387300           Computer, information
                                                                  Filed November 30, 1999    processing and other
                                                                                             peripheral equipment.

                         Texas            IBM Credit Corporation  No. 00-00401613            Computer, information
                                                                  Filed January 4, 2000      processing and other
                                                                                             peripheral equipment
                                                                                             and goods.

                                                                   SCHEDULE 7.02

                              EXISTING INVESTMENTS


Please refer to Schedule 5.13.

                                                                   SCHEDULE 7.03

                              EXISTING INDEBTEDNESS

1. On March 13, 2000, Getty Images, Inc. (the "Company") issued $250.0 million of 5% convertible subordinated notes due March 15, 2007. These notes are convertible by the holder into common stock at $61.08 per share, subject to adjustments in certain circumstances, at any time on or before March 15, 2007, and are subordinated to senior indebtedness of the Company and to all debt and liabilities, including trade payables and lease obligations, if any, of the Company's subsidiaries. The Company may redeem the 5% notes, in whole or in part, at any time on or after March 20, 2003 at specified redemption prices ranging from 102.857% beginning on March 20, 2003 to 100.714% beginning on March 15, 2006.

                                                                   SCHEDULE 7.06

                                 EXISTING LEASES

Equipment Lease.

1. Banc of America Leasing & Capital, LLC - $1,321,457,19 equipment lease 36 mos. expiring November 5, 2004

Real Estate Leases.


1. Amsterdam - A.J. Ernststraat 179A, 179B, 181, Amsterdam, Netherlands. Leased 60 mos. expiring December 31, 2005 (3,122 sq. ft.)

2. Barcelona - 3rd Floor, #200-210 Aribau, Barcelona, Spain. Leased 120 mos. expiring August 1, 2009 (8,180 sq. ft.)

3. Brussels - Avenue Lacomble 52, Brussels 1040, Belgium. Leased 72 mos. expiring August 31, 2002 (2,347 sq. ft.)

4. Calgary - Canadian Centre, 12th Floor, 833 Fourth Avenue S.W., Calgary, Alberta, Canada. Leased 24 mos. expiring June 30, 2004 (4,932 sq. ft.)

5. Calgary - Canadian Centre, 7th and 8th Floors, 833 Fourth Avenue, S.W., Calgary, Alberta T2P 3T5, Canada. Leased 12 mos. expiring June 30, 2002 (28,406 sq. ft.)

6. Chicago - Suite #900, 122 South Michigan Avenue, Chicago, Illinois 60603-6194, United States. Leased 120 mos. expiring May 14, 2007 (36,594 sq. ft.)

7. Copenhagen - Osterbrogade 114, 1, Copenhagen 2100, Denmark. Leased 41 mos. expiring August 31, 2002 (3,099 sq. ft.)

8. Dallas - Stemmons Place, Suite 600, 2777 Stemmons Freeway, Dallas, Texas 75207-2283, United States. Leased 120 mos. expiring February 28, 2006 (34, 644 sq. ft.)

9. Dallas - Reverchon Plaza, Suites 1150 & 1150A, 3500 Maple Avenue, Dallas, Texas 75219-3901, United States. Leased 60 mos. expiring March 31, 2004 (3,855 sq. ft.)

10. Gauting - Germeringer Strasse 3, Gauting 82131, Germany. Leased 360 mos. expiring January 1, 2025 (4,429 sq. ft.)

11. Gauting - Germeringer Strasse 4, Gauting 82131, Germany. Leased 372 mos. expiring December 31, 2024 (6,546 sq. ft.)

12. Hamburg - Bahrenfelder Chaussee 49, Hamburg 22761, Germany. Leased expiring December 31, 2002 (6,242 sq. ft.)

13. London - 101 Bayham Street, Town of Camden, London NW1, United Kingdom. Leased 180 mos. expiring October 17, 2010 (23,209 sq. ft.)

14. London - Basement, Ground Level, First and Second Floors, 116/134 Bayham Street, Camden Town, London, United Kingdom. Leased 300 mos. expiring October 22, 2015 (14,400 sq. ft.)

15. London - Aldus House, 17 Conway Street, London W1, United Kingdom. Leased 240 mos. expiring Mar. 24, 2014 (9,700 sq. ft.)

16. London - 21/31 Woodfield Place, London W9, United Kingdom. Leased 336 mos. expiring September 28, 2016 (20,000 sq. ft.)

17. London - The Innovation Center, Suites 1, 2, 18, 225 Marsh Wall, Docklands, London E14 9FW, United Kingdom. Leased 108 mos. expiring December 12, 2002 (10,690 sq. ft.)

18. London - Ground Floor, 3 Jubilee Place, London SW3, United Kingdom. Leased 32 mos., 26 days expiring June 23, 2004 (1,500 sq. ft.)

19. London - Visual House, The Enterprise Business Park, Unit C-1, Borough of Tower Hamlets, London E14, United Kingdom. Leased 300 mos. expiring August 15, 2010 (13,000 sq. ft.)

20. Los Angeles - Water Garden II, Suite 500 East, 2450 Colorado Avenue,
    Santa Monica, California 90404-3575, United States. Leased 120 mos. expiring February 12, 2011 (25,193 sq. ft.)

21. Makati City, the Philippines - JAKA 6780 Building, Portion of 12th Floor, 6780 Ayala Avenue, Makati City, Philippines. Leased 24 mos. expiring August 15, 2002 (893 sq. ft.)

22. Montreal - 1055, 2055 Peel Street, Montreal, Quebec H3A 1V4, Canada. Leased 60 mos. expiring August 31, 2003 (1,560 sq. ft.)

23. Munich - Auenstrasse 5, Meunchen 80469, Germany. Leased 132 mos. expiring December 31, 2009 (2,906 sq. ft.)

24. Munich - Buttermelcherstrasse 16, Munich 80469, Germany. Leased 120 mos. expiring October 12, 2002 (9,257 sq. ft.)

25. New York - 5th Floor, 111 Fifth Avenue, New York, New York 10003-1020, United States. Leased 124 mos. expiring Jan. 31, 2003 (16,000 sq. ft.)

26. New York - 2nd Floor, 12-16 Vestry Street, New York, New York 10013-1903, United States. Leased 180 mos. expiring March 31, 2015 (19,000 sq. ft.)

27. New York - 2nd Floor, 200 Hudson Street, New York, New York 10013-1807, United States. Leased 180 mos. expiring March 31, 2015 (30,700 sq. ft.)

28. New York - 1 Hudson Square, Entire 4th & 6th Floors, Portion of 5th Floor, 75 Varick Street, New York, New York 10013-1917, United States. Leased 180 mos. expiring March 31, 2015 (208,291 sq. ft.)

29. Paris - 152 Rue Malakoff, Paris 75116, France. Leased 71 mos., 30 days expiring September 14, 2002 (12,831 sq. ft.)

30. Paris - Portions of 4th and 5th & Ground Floors, 2-4-6 Boulevard Poisonniere, 1-3 Faubourg Poissonniere, Paris 75009, France. Leased 108 mos. expiring December 31, 2006 (15,543 sq. ft.)

31. Porto Alegre, Brazil - Windmills Work Center, Conjunto no. 1102, Rua Padre Chagas no. 185, Porto Alegre, Brazil. Leased 24 mos. expiring February 28, 2003 (1,076 sq. ft.)

32. San Fransisco - Suite 100, 1000 Sansome Street, San Fransisco, California 94111-1327, United States. Leased 60 mos. expiring December 31, 2004 (3,420 sq. ft.)

33. San Paolo - Units A-2, Avenue 9 de Julho no. 4.865, Torre A - 10 andar, San Paolo, Brazil. Leased 70 mos., 17 days expiring March 18, 2004 (5,328 sq. ft.)

34. San Paolo - Units 101/102, Avenue 9 de Julho 4865, 10 andar, San Paolo, Brazil. Leased 72 mos. expiring March 18, 2004 (n/a)

35. Santa Monica - Metro-Goldwyn-Mayer Plaza, 2nd Floor, 2400 Broadway, Santa Monica, California 90404-3064, United States. Leased 120 mos. expiring December 5, 2003 (6,007 sq. ft.)

36. Seattle - Lenora Square, Suite 600, 1000 Lenora Street, Seattle, Washington 98121-2739, United States. Leased 49 mos., 30 days expiring December 30, 2002 (8,683 sq. ft.)

37. Seattle - Marshall Building, 2013 Fourth Avenue, Seattle, Washington 98121-2414, United States. Leased 64 mos. expiring February 28, 2003 (37,389 sq. ft.)

38. Seattle - Sedgewick James Building, 5th and 6th Floors, 2121 Fourth Avenue, Seattle, Washington 98121, United States. Leased 72 mos. expiring February 28, 2003 (41,248 sq. ft.)

39. Seattle - 8 South Idaho Street, Seattle, Washington 98134-1138, United States. Leased 60 mos. expiring September 30, 2004 (22,500 sq. ft.)

40. Seattle - Park View Building & Waterside Building, 601 North 34th Street, Seattle, Washington 98103, United States. Leased 144 mos., 19 days expiring August 31, 2013 (180,261 sq. ft.)

41. Seattle - Plaza Building (Building 2), 3rd Floor, 701 North 34th Street, Seattle, Washington 98103-8883, United States. Leased 60 mos. expiring Sept. 30, 2004 (7,061 sq. ft.)

42. Singapore - 87a & 88a Amoy Street, 069906/7, Singapore. Leased 36 mos. expiring June 14, 2004 (3,638 sq. ft.)

43. South Melbourne - Level One, 40 Albert Street, South Melbourne, Victoria, Australia. Leased 36 mos. expiring February 29, 2004 (3,340 sq. ft.)

44. Sydney - Level 1 & Level 3, Suite 1, 39-41 Chandos Street, St. Leonards, Sydney, New South Wales 2065, Australia. Leased 60 mos. expiring June 30, 2005 (12,056 sq. ft.)

45. Tokyo - Morisaki Building, 2-14-4 Akasaka, Minato-Ku, Tokyo, Tabasco 107-0052, Japan. Leased 24 mos. expiring January 24, 2004 (3,144 sq. ft.)

46. Toronto - Xerox Building, Suite 805, 33 Bloor St. East, Toronto, Ontario M4W 3H1, Canada. Leased 122 mos. expiring September 30, 2007 (7,474 sq. ft.)

47. Twickenham - Erncroft Works Estate, Unit H, Twickenham Trading Centre, Rugby Road, Twickenham, Middlesex, United Kingdom. Leased 120 mos. expiring May 21, 2008 (5,881 sq. ft.)

48. Vienna - Jordangasse 7, Vienna 1010, Austria. Leased month-to-month (2,443 sq. ft.)

49. Wanchai, Hong Kong - Entire 37th Floor, 333 Lockhart Road, Wanchai, Hong Kong. Leased overhold from June 4, 2002 (4,970 sq. ft.)

50. Zurich - 2nd Basement Level & 2nd Floor, Wiesenstrasse 17, Zurich 8008, Switzerland. Leased 61 mos. expiring September 30, 2003 (2,583 sq. ft.)

                                                                  SCHEDULE 10.02

                   EUROCURRENCY AND DOMESTIC LENDING OFFICES,
                              ADDRESSES FOR NOTICES

GETTY IMAGES, INC.
601 North 34th Street
Seattle, Washington 98103
Attn:    Mark J. Frost, Vice President, Treasurer
         Telephone:  (206) 925-6447
         Facsimile:  (206) 925-5621
         Electronic Mail: mark.frost@gettyimages.com

BANK OF AMERICA

Administrative Agent's Office
(Notices as Administrative Agent and Security Trustee):

Bank of America, N.A.
Commercial Agency Management
Mail Code:  WA1-501-37-20
800 Fifth Avenue, Floor 37
Seattle, Washington  98104
Attn:    Ken Puro, Vice President
         Telephone:  (206) 358-0138
         Facsimile:  (206) 358-0971
         Electronic Mail: ken.puro@bankofamerica.com

Administrative Agent's Office
(for requests for L/C Extensions):

Bank of America, N.A.
Trade Operations-Los Angeles #22621
Mail Code:  CA9-703-19-23
333 S. Beaudry Avenue, Floor 19
Los Angeles, California  90017-1466
Attn:    Teela Yung, Trade Finance Officer
         Telephone:  (213) 345-0145
         Facsimile:  (213) 213-345-6710
         Electronic Mail:  teela.yung@bankofamerica.com

Administrative Agent's Office
(Requests for Extensions of Credit):

Bank of America, N.A.
Credit Services
Mail Code:  CA4-706-05-09
1850 Gateway Boulevard
Concord, California  94520-3282
Attn:    Patricia A. Dance
         Telephone:        (925) 675-8362
         Facsimile:        (888) 969-3312
         Electronic Mail: patricia.a.dance@bankofamerica.com

Administrative Agent's Office
(for payments other than Euros):

Bank of America, N.A.
Dallas, Texas
Account No:  3750836479
Account Name:  Corporate FTA
Reference:  Getty Images, Inc.
ABA No. 111000012

Administrative Agent's Office
(for payments in Euros):

Bank of America, N.A., London
Swift Code:  BOFAGB22
Account Name:  US FX (unit #6283)
Account No:  600896283016
Reference:  Getty Images, Inc.

Lender's Office
(Notices as a Lender):

Bank of America, N.A.
Commercial Banking
Mail Code:  WA1-501-35-01
800 Fifth Avenue, Floor 35
Seattle, Washington  98104
Attn:    Martin R. Loken, Senior Vice President
         Telephone:        (206) 358-3145
         Facsimile:        (206) 358-3971
         Electronic Mail:  martin.r.loken@bankamerica.com

HSBC BANK

Lender's Office
(Requests for Credit Extensions other than Committed Loans):

HSBC Bank plc
27-32 Poultry
London EC2P 2BX
Attn:    Stephen Brade, Relationship Manager
         Telephone:        020-7260-4608
         Facsimile:        020-7260-4800
         Electronic Mail:  stephen.n.d.brade@hsbc.com

Lender's Office
(Requests for Committed Loans):

HSBC Bank USA
One HSBC Center, Floor 26
Buffalo, New York  14203
Attn:    Lynn A. Hugenschmidt
         Telephone:        (716) 841-1711
         Fax:              (716) 841-5099
         Electronic Mail:  lynn.a.hugenschmidt@us.hsbc.com

Lender's Office
(for payments in Dollars):

Bankers Trust Company
Swift Code:  BKTRUS33
Account No:  04001617
ABA No.:  021001033
For account HSBC Bank plc
Reference:  Getty Images, Inc.

Lender's Office
(for payments in Euros):

HSBC Bank plc, London
Swift Code:  MIDLGB22
Account No:  39051027
Reference:  Getty Images, Inc.

Lender's Office
(for payments in Sterling):

HSBC Bank plc, London
Sort Code:  40-05-15
Account No:  36276499
Reference:  Getty Images, Inc.

Lender's Office
(Other Notices as a Lender):

HSBC Bank plc
27-32 Poultry
London EC2P 2BX
Attn:    Stephen Brade, Relationship Manager
         Telephone:  020-7260-4608
         Facsimile:  020-7260-4800
         Electronic Mail:  stephen.n.d.brade@hsbc.com

KEY CORPORATE CAPITAL

Lender's Office
(Requests for Credit Extensions):

Key Corporate Capital, Inc.
601 108th Avenue NE, Floor 5
Bellevue, WA 98004
Attn:    Tom Crandell, Senior Vice President
         Telephone:        (425) 709-4571
         Facsimile:        (425) 709-4565
         Electronic Mail:  tom_crandell@keybank.com
Account No.  3072
Account Name.  Western Loan Operations
Reference:  Getty Images, Inc.
ABA No.:  125000574

Lender's Office
(Other Notices as a Lender):

Key Corporate Capital, Inc.
531 E. Parkcenter Blvd.
Boise, ID 83705
Attn:    Specialty Services Team
         Telephone:  (800) 297-5518
         Facsimile:  (800) 297-5495
         Electronic Mail:  kim_a_richmond@keybank.com

U.S. BANK NATIONAL ASSOCIATION

Lender's Office
(Requests for Credit Extensions and other loan related notices):

U.S. Bank National Association
1420 Fifth Avenue, Suite 1100
Seattle, WA 98101
Attn:    Christine Bomgardner, Vice President
         Telephone:  (206) 344-2181
         Facsimile:  (206) 344-2332
         Electronic Mail:  christine.bomgardner@usbank.com
         Secondary contact:  Nick Kokkonis
         Telephone:  (206) 344-4287
         Facsimile:  (206) 344-2332

Lender's Office
(for payments in Dollars):

U.S. Bank National Association
Portland, Oregon
Account No.  00340012160600
Account Name.  Getty Images, Inc.
Reference:  Getty Images, Inc.
ABA No.:  123000220
ATTN: Tony Wong, PL-7 Commercial loan servicing West

Lender's Office
(for payments in EUROS):

Lloyds Bank plc, London
Swift Code: LOYDGB2L
Account No: 59019274
Sort Code: 30-96-34
For account US Bank, N.A.
Reference: Getty Images, Inc.
Attn: Kim Hoang

Lender's Office
(for payments in Sterling):

National Westminster, London
Swift Code: NWBKGB2L
Account No: 4400204404904
Sort Code: 60-00-04
For account US Bank, N.A.
Reference: Getty Images, Inc.
Attn: Kim Hoang

                                                                       EXHIBIT A

                          FORM OF COMMITTED LOAN NOTICE

                                                       Date:  ___________, _____

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

    Reference is made to that certain Credit Agreement, dated as of July [__], 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Getty Images, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender.

     The undersigned hereby requests (select one):

     [_] A Borrowing of Committed Loans  [_] A conversion or continuation of
                                             Loans

     1.       On ______________________________ (a Business Day).

     2.       In the amount of __________________.

     3.       Comprised of ________________.
              [Type of Committed Loan requested]

     4.       In the following currency: _________________.

     5. For Eurocurrency Rate Loans: with an Interest Period of _________ months.

     The Committed Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement. The Borrower hereby certifies that the following statements are and will be true and correct on the date of the Borrowings requested above, both before and after giving effect to the Borrowings requested above:

     (a) the representations and warranties made by the Borrower in the Agreement, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection therewith, are and will be true and correct on and as of the date of the Borrowings requested above, except to the extent that such representations and warranties specifically refer to any earlier date (in which case they shall be true and correct as of such date) and except that this request shall be deemed instead to refer to the last day of the most recent year or quarter, as the case may be, for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05(a) or 5.05(b) of the Agreement; and

       (b) no Default or Event of Default shall exist, or would result from the Borrowings requested hereby.

                                              GETTY IMAGES, INC.



                                              By: ______________________________

                                              Name: ____________________________

                                              Title: ___________________________

                                                                       EXHIBIT B

                         FORM OF SWING LINE LOAN NOTICE

                                                      Date:  ___________, _____

To: Bank of America, N.A., as Swing Line Lender
    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

    Reference is made to that certain Credit Agreement, dated as of July 19, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Getty Images, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender.

    The undersigned hereby requests a Swing Line Loan:

    1. On _________________ (a Business Day).

    2. In the amount of $________________.

     The Swing Line Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 2.04(a) of the Agreement. The Borrower hereby certifies that the following statements are and will be true and correct on the date of the Swing Line Borrowing requested above, both before and after giving effect to the Swing Line Borrowing requested above:

     (a) the representations and warranties made by the Borrower in the Agreement, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection therewith, are and will be true and correct on and as of the date of the Swing Line Borrowing requested above, except to the extent that such representations and warranties specifically refer to any earlier date (in which case they shall be true and correct as of such date) and except that this request shall be deemed instead to refer to the last day of the most recent year or quarter, as the case may be, for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05(a) or 5.05(b) of the Agreement; and

         (b) no Default or Event of Default shall exist, or would result from the Swing Line Borrowing requested hereby.

                                              GETTY IMAGES, INC.


                                              By: ______________________________

                                              Name: ____________________________

                                              Title: ___________________________

                                                                     EXHIBIT C-1

                           FORM OF COMMITTED LOAN NOTE

$_______________

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Committed Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Credit Agreement, dated as of July 19, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender.

         The Borrower promises to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Committed Loan was denominated in Same Day Funds at the Administrative Agent's Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Committed Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty Agreement and is secured by the Collateral. Upon the occurrence and during the continuance of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

                                             GETTY IMAGES, INC.


                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

                COMMITTED LOANS AND PAYMENTS WITH RESPECT THERETO

                        Currency               Amount
                           and                Principal   Outstanding
             Type of    Amount of   End of   or Interest   Principal
               Loan       Loan     Interest   Paid This     Balance    Notaion
   Date        Made       Made      Period      Date       This Date   Made By


_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

_________   __________  _________ __________ ____________ ___________  _________

                                                                     EXHIBIT C-2

                             FORM OF SWING LINE NOTE

$10,000,000

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A., a national banking association ("Swing Line Lender"), on the date when due in accordance with the Credit Agreement referred to below, the aggregate principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Borrower under that certain Credit Agreement, dated as of July 19, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender.

         The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

         All payments of principal and interest shall be made to the Swing Line Lender in Dollars in immediately available funds at its Lending Office.

         If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is the Swing Line Note referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranty Agreement and is secured by the Collateral. Upon the occurrence and during the continuance of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

                                              GETTY IMAGES, INC.

                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________

               SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO

                                      Amount of        Outstanding
                                     Principal or       Principal
               Amount of Loan        Interest Paid     Balance This     Notation Made
     Date           Made               This Date           Date              By
--------------------------------------------------------------------------------------
 -----------   -------------         -------------     ------------      ------------
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

                                                                       EXHIBIT D

                           FORM OF GUARANTY AGREEMENT




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                                        1

                                                                     EXHIBIT E-1

                      FORM OF BORROWER SECURITY AGREEMENT

         This SECURITY AGREEMENT ("Agreement") is entered into as of July 19, 2002, is made between GETTY IMAGES, INC., a Delaware corporation (the "Debtor"), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (as defined herein) and its successors as agent for the Lenders (in such capacity, and together with its successors as agent for the Lenders, the "Administrative Agent").

                                    RECITALS

         A. The Debtor is a party to that certain Credit Agreement dated as of July 19, 2002 by and among the Debtor, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and Bank of America, N.A., a national banking association, as Administrative Agent, Security Trustee, Swing Line Lender and L/C Issuer (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

         B. It is a condition precedent to each Lender's obligation to make its initial Credit Extension under the Credit Agreement that the Debtor enter into this Agreement and grant to the Administrative Agent, for itself and for the ratable benefit of the Lenders the security interests hereinafter provided to secure the obligations of the Debtor described below.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the Debtor and the Administrative Agent, on behalf of itself and each Lender, hereby agree as follows:

         1. Definitions; Interpretation.

        (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

        (b) Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

        "Account Debtor" means any Person who is or who may become obligated to the Debtor under, with respect to or on account of an Account or other Right to Payment.

        "Administrative Agent" has the meaning set forth in the introductory paragraph hereto.

        "Collateral" shall have the meaning assigned to such term in Section
2(a).

        "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by the Debtor or which the Debtor otherwise has the right to license, or granting to the Debtor the right to use any Copyright now or hereafter owned by any third party, and all rights of the Debtor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by the Debtor: (i) all copyright rights in any work subject to the copyright laws of the United States, any state thereof or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or in any similar offices in any other country.

         "Credit Agreement" has the meaning set forth in the preamble hereto.

         "Debtor" has the meaning set forth in the introductory paragraph hereto.

         "Excluded Collateral" means the Debtor's rights under contracts and agreements which by their terms prohibit the granting of a security interest therein or assignment thereof (except for (a) Accounts, Payment Intangibles and other General Intangibles for money due or to become due thereunder and (b) any such contract as to which consent for the security interest granted herein has been obtained); provided, however, that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Debtor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the UCC or other applicable Laws.

         "Intellectual Property" means the Copyrights, Copyright Licenses, Trademarks and Trademark Licenses of the Debtor, all goodwill associated therewith and all rights to sue for infringement thereof.

         "Lender" has the meaning set forth in the preamble hereto, and all references to the "Lenders" or any "Lender" herein shall include the Swing Line Lender in its capacity as a Lender and as Swing Line Lender and the L/C Issuer in its capacity as a Lender and as L/C Issuer.

         "License" means any Trademark License, Copyright License or other license or sublicense agreement to which the Debtor is a party.

         "Material Copyright" means any Copyright which the Debtor reasonably determines (i) to have a material fair market value or (ii) is necessary or desirable for the conduct of its business.

         "Material Trademark" means any Specified Trademark and any other Trademark, which the Debtor reasonably determines (i) to have a material fair market value or (ii) is necessary or desirable for the conduct of its business.

         "Permitted Liens" means each of the Liens expressly permitted to be prior to the Security Interest pursuant to Section 7.01 of the Credit Agreement.

         "Rights to Payment" means all Accounts, and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Payment Intangibles, Instruments and Proceeds.

         "Seattle Office" means the office premises located at 601 North 34th Street, City of Seattle, County of King, State of Washington described in that certain Lease dated November 30, 1999, between the Debtor and Park View Waterside, LLC, a Washington limited liability company, pursuant to which the Debtor has rights, upon the terms and conditions set forth therein, to take possession of, and otherwise assert control over, such premises.

         "Security Interest" shall have the meaning assigned to such term in
Section 2(a).

         "Secured Obligations" means, collectively (i) all advances to, and debts, liabilities, obligations, covenants and duties of the Debtor arising under the Credit Agreement and each other Loan Document, including with respect to any Loan or Letter of Credit; (ii) all debts, liabilities, obligations, covenants and duties of the Debtor or any of its Subsidiaries owing to any Lender or any Affiliate of any Lender and arising under any Specified Swap Contract, including liabilities and obligations arising in connection with or as a result of early termination of any such Swap Contract, (iii) all debts, liabilities, obligations, covenants and duties of the Debtor or any of its Subsidiaries arising under the Overdraft Facility Agreements; and (iv) all debts, liabilities, obligations, covenants and duties of the Debtor arising under this Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "Specified Swap Contract" shall mean any Swap Contract that (i) is made or entered into at any time, or in effect at any time, whether directly or indirectly, and whether as a result of assignment or transfer or otherwise, between any Lender or any Affiliate of a Lender and the Debtor or any Subsidiary of the Debtor and (ii) is permitted by Section 7.03(e) of the Credit Agreement.

         "Specified Trademarks" shall mean the registered Trademarks listed in
Schedule 3 hereto.

         "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by the Debtor or which the Debtor otherwise has the right to license, or granting to the Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of the Debtor under any such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by the Debtor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and pending applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including each Specified Trademark, except for "Intent to Use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) and 1(d) of said Act has been filed, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Washington; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Washington, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (c) Terms Defined in UCC. Terms used in this Agreement that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein: Account, As-Extracted Collateral, Chattel Paper, Consumer Goods, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixture, General Intangibles, Instrument, Inventory, Manufactured Homes, Payment Intangibles, Proceeds and Products.

         (d) Interpretation. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Agreement and are incorporated herein by this reference.

         2.  Security Interest.

         (a) Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Debtor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Administrative Agent and the Lenders, their successors and assigns, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Administrative Agent and the Lenders, their successors and assigns, a security interest (the "Security Interest"), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

             (i)   all Accounts;

             (ii)  all Chattel Paper;

             (iii) all Documents;

             (iv)  all Equipment;

             (v)   all Fixtures;

             (vi)   all General Intangibles;

             (vii)  all Instruments;

             (viii) all Inventory;

             (ix)   all Intellectual Property;

             (x)    all books and records pertaining to the Collateral; and

             (xi) to the extent not otherwise included, all cash and non-cash Proceeds and Products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that the Collateral shall not include the Excluded
Collateral.

         (b) Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral and (iii) neither the Administrative Agent nor any other Lender shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

         (c) Continuing Security Interest. The Debtor acknowledges and agrees that the Security Interest in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations which shall remain in effect until terminated in accordance with Section 24 and (ii) except as provided in Section 12, is not to be construed as an assignment of any Intellectual Property.

         3. Financing Statements, Etc. The Debtor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings covering Collateral present at the Seattle Office) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. The Debtor agrees to provide such information to the Administrative Agent promptly upon request. The Debtor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Debtor, without the signature of the Debtor, and naming the Debtor as debtor and the Administrative Agent as secured party.

         4. Representations and Warranties. In addition to the representations and warranties of the Debtor set forth in the Credit Agreement, which are incorporated herein by this reference, the Debtor represents and warrants to the Administrative Agent that:

         (a) Chief Executive Office; Legal Name; State of Organization. The Debtor's chief executive office and chief place of business are (and for the prior four months has been) located at the locations set forth in Part (a) of
Schedule 1 hereto (as updated from time to time), and the Debtor keeps its books and records at such location. The Debtor's exact corporate or organizational name, the jurisdiction of its incorporation or organization (and for the prior four months has been its location) and the identification number given by its jurisdiction of incorporation or organization is set forth in Part (b) of
Schedule 1 hereto. The Debtor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any trade name not disclosed in Part (c) of Schedule 1 hereto (as updated from time to time).

         (b) Location of Tangible Collateral. The location of all tangible Collateral owned by the Debtor is as shown in Schedule 2 hereto (as updated from time to time).

         (c) Ownership and Authority. The Debtor is the sole legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in such Collateral, will be the sole legal and beneficial owner thereof) and has the right, power and authority to grant to the Administrative Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement. The Debtor is not a party to any material license or any material lease that contains legally enforceable restrictions on the granting of a security interest therein.

         (d) Validity of Security Interest. The Security Interest constitutes
(i) a legal and valid security interest which is enforceable against the Collateral in which the Debtor now has rights and will create a security interest which is enforceable against the Collateral in which the Debtor hereafter acquires rights at the time the Debtor acquires any such rights and
(ii) when properly perfected by filing or otherwise, the Security Interest shall constitute a valid perfected security interest in the Collateral, in which the Debtor now has rights, and will have a perfected security interest in the Collateral in which the Debtor hereafter acquires rights at the time the Debtor acquires any such rights, to the extent that a security interest may be perfected by filing or otherwise under the UCC or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, in each case securing the payment and performance of the Secured Obligations. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

         (e) Absence of Other Liens. The Debtor has not filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Collateral, (ii) any assignment in which the Debtor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or
(iii) any assignment in which the Debtor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any Governmental Authority, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, other than, in each case, with respect to a Permitted Lien.

         (f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As- Extracted Collateral, timber to be cut, Consumer Goods, Farm Products or Manufactured Homes.

         (g) Rights to Payment.

             (i) The Rights to Payment represent valid, binding and enforceable obligations of the Account Debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Debtor's reserves for uncollectible Rights to Payment or to the extent, if any, that such Account Debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(k), or as otherwise disclosed to the Administrative Agent in writing;

             (ii) To the Debtor's knowledge, all Account Debtors are solvent and generally paying their debts as they come due except to the extent that the Debtor has established adequate reserves therefor in accordance with GAAP;

             (iii) To the Debtor's knowledge, all Rights to Payment comply in all material respects with all applicable Laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

             (iv) The Debtor has not assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents;

             (v) All statements made, all unpaid balances and all other information in the books and records and other documentation pertaining to the Rights to Payment are true and correct and in all material respects what they purport to be; and

             (vi) The Debtor has no knowledge of any fact or circumstance which would impair the validity or collectibility of the Rights to Payment in the aggregate.

         (h) Inventory. No Inventory of the Debtor is stored with any bailee, warehouseman or similar Person or on any premises leased to the Debtor, nor has any such Inventory been consigned to the Debtor or consigned by the Debtor to any Person or is held by the Debtor pursuant to a sale or return, sale on approval or similar arrangement.

         (i) Intellectual Property.

             (i) All Intellectual Property of the Debtor that is reasonably necessary for the conduct of its business is valid, subsisting, unexpired, enforceable and has not been abandoned, and the Debtor is legally entitled to use each Specified Trademark.

             (ii) None of the Specified Trademarks is the subject of any licensing or franchise agreement.

             (iii) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Debtor.

             (iv) No action or proceeding is pending seeking to limit, cancel or question the validity of (A) any of the Specified Trademarks which could reasonably be expected to result in a material adverse effect on the conduct of the Debtor's business or (B) any other Intellectual Property of the Debtor which could reasonably be expected to have a material adverse effect on the value of the Intellectual Property in the aggregate.

             (v) All applications pertaining to the Specified Trademarks have been duly and properly filed, and all registrations or letters pertaining to the Specified Trademarks have been duly and properly filed and issued, and all of the Specified Trademarks are valid and enforceable.

             (vi) The Debtor has not made any assignment or agreement in conflict with the Security Interest of the Administrative Agent in Collateral consisting of Intellectual Property.

         (j) Documents, Instruments and Chattel Paper. To the Debtor's knowledge, all Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are complete, valid, and genuine.

         (k) Equipment. None of the Equipment or other Collateral is affixed to real property, except for tangible Collateral with a book value of $250,000 or less located in each of the offices or facilities of the Debtor shown in
Schedule 2 hereto or with respect to which the Debtor has supplied the Administrative Agent with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Security Interest of the Administrative Agent in all such Collateral which may be fixtures as against all Persons having an interest in the premises to which such property may be affixed. None of the Equipment is leased from or to any Person, except for (i) non-material items and (ii) items leased under leases permitted pursuant to Section 7.06 of the Credit Agreement.

         (l) Consents. Except for (i) the filing or recording of UCC financing statements; (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office; or (iii) obtaining control to perfect the Security Interest granted by the Debtor pursuant hereto, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including any stockholder, member or creditor of the Debtor), is required (A) for the grant by the Debtor of the Security Interest in the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Debtor or (B) for the perfection of the Security Interest or the exercise by the Administrative Agent of the rights and remedies provided for in this Agreement.

         5. Covenants. In addition to the covenants of the Debtor set forth in the Credit Agreement, which are incorporated herein by this reference, so long as any Lender shall have any Commitment under the Credit Agreement, any Specified Swap Contract shall be in effect or any of the Secured Obligations shall remain unpaid or unsatisfied, the Debtor shall:

         (a) Defense of Collateral. At its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Collateral and the priority thereof against any Lien, other than Permitted Liens.

         (b) Preservation of Collateral. Maintain, preserve and protect the tangible Collateral in good working order and condition, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable requirement of Law; and not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such real or personal property.

         (c) Change of Name, Identity or Structure. Promptly to notify the Administrative Agent in writing of any change (i) in its corporate or organization name; (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to the Collateral; (iii) in its identity, type of organization, corporate structure or jurisdiction of incorporation or organization; or (iv) in its Federal Taxpayer Identification Number or other identification number given by its jurisdiction of incorporation or organization, and not to effect or permit any change referred to in clauses (i) through (iv) unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

         (d) Location of Collateral. Promptly notify the Administrative Agent in writing of any change in the location of any office or facility at which Collateral owned by it (including the establishment of any such new office or facility) with a book value in excess of $1,000,000 is located.

         (e) Maintenance of Records. Maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Debtor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, mark its books and records to reflect the Security Interest, and, at such time or times as the Administrative Agent may reasonably request, promptly provide the Administrative Agent with a duly certified listing in form and detail satisfactory to the Administrative Agent showing the identity, amount and location of any and all Collateral.

         (f) Disposition of Collateral. Not make or permit to be made any sale, transfer, license or other disposition of any of the Collateral or any right or interest therein and shall remain at all times in possession of the Collateral, except to the extent permitted by the Credit Agreement.

         (g) No Liens. Not make or permit to be made an assignment, pledge or hypothecation of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens.

         (h) Insurance. Maintain insurance covering physical loss or damage to all of the tangible Collateral in accordance with Section 6.07 of the Credit Agreement.

         (i) Taxes. Pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any of the Collateral.

         (j) Leased Premises. Upon the request of the Administrative Agent, use diligent efforts to obtain from each Person from whom the Debtor leases any office or facility at which tangible Collateral with a book value in excess of $1,000,000 is at any time present such subordination, waiver, consent and estoppel agreements as the Administrative Agent may require, in form and substance reasonably satisfactory to the Administrative Agent.

         (k) Rights to Payment.

             (i) Upon the request of the Administrative Agent, promptly provide the Administrative Agent with: (A) present status reports relating to the Accounts; (B) accurate records and summaries of Accounts, including detailed agings specifying the name, face value and date of each invoice, and listings of Accounts that are disputed or have been cancelled; and (C) such other matters and information relating to the Accounts as the Administrative Agent shall from time to time reasonably request;

             (ii) Give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by the Debtor in the past, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms, and take all such action to such end as may from time to time be reasonably requested by the Administrative Agent, except that the Debtor may grant any extension of the time for payment;

             (iii) If any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of the Debtor, any material dispute, setoff, claim, counter-claim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact fully to the Administrative Agent in the books and records relating to such Account or other Right to Payment and in connection with any invoice or report furnished by the Debtor to the Administrative Agent relating to such Account or other Right to Payment;

             (iv) If at any time the Debtor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account or other Right to Payment, the Debtor shall promptly assign such security interest to the Administrative Agent, which assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest;

             (v) In accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

             (vi) Upon the request of the Administrative Agent, mark the Accounts and other Rights to Payment and all of the Debtor's books and records pertaining thereto with such legends as the Administrative Agent shall reasonably specify to reference to the fact that the Accounts and other Rights to Payment have been assigned to the Administrative Agent for the benefit of the Lenders and that the Administrative Agent has a security interest therein;

             (vii) Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default (A) notify all or any designated portion of the Account Debtors of the Security Interest and (B) notify the Account Debtors or any designated portion thereof that payment shall be made directly to the Administrative Agent or to such other Person or location as the Administrative Agent shall specify; and

             (viii) Upon the occurrence of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Administrative Agent shall require.

         (l) Collateral Held by Bailee, Etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of the Debtor, (i) notify the Administrative Agent of such possession, (ii) notify such Person of the Security Interest and (iii) obtain a written acknowledgment from such Person that it is holding such Collateral subject to the Security Interest and the instructions of the Administrative Agent.

         (m) Inventory. Upon the request of the Administrative Agent: (i) promptly provide the Administrative Agent with a report of all Collateral consisting of Inventory, in form and substance satisfactory to the Administrative Agent; (ii) take a physical listing of such Inventory and promptly deliver a copy of such physical listing to the Administrative Agent; and (iii) if any Collateral consisting of Inventory is at any time evidenced by a document of title, immediately deliver such document of title to the Administrative Agent.

         (n) Equipment. Upon the request of the Administrative Agent, deliver to the Administrative Agent a report of each item or category of Equipment constituting Collateral with a fair market value of $250,000 or more, in form and substance satisfactory to the Administrative Agent.

(o)  Copyrights.

     (i) Employ the Copyright for each material work with such notice of copyright as may be required by law to secure copyright protection.

     (ii) Not do any act or knowingly omit to do any act whereby any Material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Material Copyright may become injected into the public domain; (B) promptly notify the Administrative Agent immediately if it knows, or has reason to know, that any Material Copyright could reasonably be expected to become injected into the public domain or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding the Debtor's ownership of any such Material Copyright or its validity; (C) take all commercially reasonable steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Material Copyright owned by the Debtor, including filing of applications for renewal where necessary; and (D) promptly notify the Debtor of any material infringement of any Material Copyright of the Debtor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Material Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

     (iii) Except for licenses to third parties in the ordinary course of business, not make any assignment or agreement in conflict with the Security Interest of the Administrative Agent in Collateral consisting of Copyrights.

(p)  Trademarks.

     (i) (A) Continue to use each Material Trademark, in order to maintain such Material Trademark in full force free from any claim of abandonment for non-use; (B) maintain as in the past the quality of products and services offered under each Material Trademark; (C) employ each Material Trademark with the appropriate notice of registration; (D) not adopt or use any mark which is confusingly similar or a colorable imitation of any Specified Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement; and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Material Trademark may become invalidated.

     (ii) Promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any Material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Debtor's ownership of any such Material Trademark or its right to register the same or to keep, maintain and use the same.

     (iii) Whenever the Debtor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Material Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Debtor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Debtor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Trademark and the goodwill and General Intangibles of the Debtor relating thereto or represented thereby.

     (iv) Take all reasonable and necessary steps, including, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of each Material Trademark, including filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (v) Promptly after learning thereof, notify the Administrative Agent and each Lender that any Material Trademark is infringed, misappropriated or diluted by a third party and then promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Material Trademark.

     (vi) Except for licenses to third parties in the ordinary course of business, not make any assignment or agreement in conflict with the Security Interest of the Administrative Agent in Collateral consisting of Trademarks.

(q)  New Copyrights and Trademarks.

     (i) Deliver to the Administrative Agent within 45 days after the end of each calendar quarter, a listing of all applications, if any, for new Material Copyrights or Material Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder.

     (ii) Promptly (and in any event within 30 days) after Debtor's receipt of an application number from the United States Patent and Trademark Office, the United Kingdom Patent Office, the Office for Harmonisation in the Internal Market, the Canadian Intellectual Property Office - Trademarks, any State of the United States or any similar offices in any other country or any political subdivision thereof for any Trademark application listed in Part (b) of Schedule 3 hereto, provide the Administrative

     Agent with a duly executed Notice of Grant of Security Interest in Trademarks substantially in the form of Annex 1 hereto or such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest in the Trademark application for which Debtor received the application number.

     (r) Fixtures. Except for tangible Collateral with a book value of $250,000 or less located in each of the offices or facilities of the Debtor shown in
Schedule 2 hereto or with respect to which the Debtor has supplied the Administrative Agent with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Administrative Agent's security interest such Collateral, maintain all of the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture.

     (s) Notices, Reports and Information. (i) Promptly notify the Administrative Agent of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Security Interest of the Administrative Agent therein; (ii) upon the request of the Administrative Agent promptly provide to the Administrative Agent such statements, listings and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and (iii) upon request of the Administrative Agent make such demands and requests for information and reports as the Debtor is entitled to make in respect of the Collateral.

     6. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent's security interest in the Collateral, the Debtor agrees, in each case at its own expense, to take the following actions with respect to the following Collateral:

     (a) Instruments. Upon the request of the Administrative Agent, immediately deliver any Instruments held by the Debtor appropriately endorsed or accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent reasonably may from time to time specify.

     (b) Electronic Chattel Paper and Transferable Records. Upon the request of the Administrative Agent, take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent (i) control of any Electronic Chattel Paper of the Debtor under Section 9A-105 the UCC and (ii) control of any "transferable record" of the Debtor under and as defined in
Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or, as the case may be, Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, as so in effect in the relevant jurisdiction.

     7. Further Assurances. The Debtor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies of the

Administrative Agent hereunder, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Document, Instrument or Chattel Paper, such Document, Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, appropriately endorsed or accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent reasonably may from time to time specify. The Debtor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Administrative Agent of the specific identification of such Collateral.

     8. Inspection and Verification. The Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right, at the Debtor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Debtor's affairs with the senior officers of the Debtor and, upon the occurrence and during the continuation of an Event of Default, with their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts and other Rights to Payment or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Lender (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 10.08 of the Credit Agreement).

     9. Collection of Rights to Payment. Until the Administrative Agent exercises its rights hereunder to collect Rights to Payment, the Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default, all remittances received by the Debtor shall be held in trust for the Administrative Agent and, in accordance with the Administrative Agent's instructions, remitted to the Administrative Agent or deposited to an account with the Administrative Agent in the form received (appropriately endorsed or accompanied by necessary instruments of transfer).

     10.  Rights of Administrative Agent.

     (a) Power of Attorney. The Debtor hereby appoints the Administrative Agent the attorney-in-fact of the Debtor, effective upon the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent's name or in the name of the Debtor:

     (i) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

     (ii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

     (iii) notify the Postal Service authorities to change the address for delivery of mail addressed to the Debtor to such address as the Administrative Agent may designate and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment;

     (iv)   receive, open and dispose of all mail addressed to the Debtor;

     (v) send requests for verification of Rights to Payment to any Account Debtor;

     (vi) notify, or to require the Debtor to notify, Account Debtors to make all payments directly to the Administrative Agent;

     (vii) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

     (viii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Administrative Agent;

     (ix) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Administrative Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Administrative Agent with respect to the Collateral;

     (x) execute any and all applications, documents, papers and instruments necessary for the Administrative Agent to use the Intellectual Property and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property;

     (xi) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

          (xii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Debtor, which the Administrative Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Administrative Agent's security interest therein and to accomplish the purposes of this Agreement.

The foregoing power of attorney is coupled with an interest and irrevocable so long as any Lender shall have any Commitment under the Credit Agreement, any Specified Swap Contract shall be in effect or any of the Secured Obligations shall remain unpaid or unsatisfied. The Debtor hereby ratifies, to the fullest extent permitted by applicable Laws, all that the Administrative Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this subsection (a).

     (b) Performance of Debtor Obligations. The Administrative Agent may perform or pay any obligation which the Debtor has agreed to perform or pay under or in connection with this Agreement, and the Debtor shall reimburse the Administrative Agent on demand for any amounts paid by the Administrative Agent pursuant to this subsection (b).

     (c) Administrative Agent's Duties. Notwithstanding any provision contained in this Agreement, the Administrative Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so.

     (d) Rights of Required Lenders. All rights of the Administrative Agent under this Agreement, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

     11. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

     12.  Remedies.
     (a) General Remedies. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable Laws. Without limiting the generality of the foregoing, the Debtor agrees that the Administrative Agent may:

          (i) require the Debtor to assemble all or any part of the Collateral and make it available to the Administrative Agent at any place and time designated by the Administrative Agent;

          (ii) peaceably and without notice enter any premises of the Debtor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises or elsewhere, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Administrative Agent may determine;

          (iii) cause the Security Interest with respect to any of the Collateral consisting of Intellectual Property to become an assignment, transfer and conveyance of any of or all such Collateral by the Debtor to the Administrative Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained);

          (iv) secure the appointment of a receiver of the Collateral or any part thereof to the extent and in the manner provided by applicable Laws; and

          (v) sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of the Debtor's assets, without charge or liability to the Administrative Agent therefor) at public or private sale or at any broker's board or on any securities exchange, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Administrative Agent deems advisable; provided, however, that the Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Administrative Agent.

     (b) Sale of Collateral. Each purchaser at any sale pursuant to this Agreement shall hold the property sold absolutely, free from any claim or right on the part of the Debtor, and the Debtor hereby waives, to the fullest extent permitted by applicable Laws, all rights of redemption, stay and appraisal which the Debtor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Neither the Administrative Agent's compliance with the UCC or any other applicable requirement of Law, in the conduct of any sale made pursuant to this Agreement, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. The Administrative Agent shall give the Debtor 10 days' written notice (which the Debtor agrees is reasonable notice within the meaning of Section 9A-612 of the UCC) of the Administrative Agent's intention to make any sale of Collateral. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. To the fullest extent permitted by applicable Laws, the Administrative Agent or any other Lender may bid for or purchase the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Administrative Agent or such Lender from the Debtor as a credit against the purchase price and the Administrative Agent or such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Debtor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and the Debtor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. To the fullest extent permitted by applicable Laws, any sale pursuant to the provisions of this subsection (b) shall be deemed to conform to the commercially reasonable standards as provided in Section 9A-610(b) of the UCC.

         (c) License. For the purpose of enabling the Administrative Agent to exercise its rights and remedies under this Section or otherwise in connection with this Agreement, the Debtor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sub-license any of the Collateral now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Debtor notwithstanding any subsequent cure of such Event of Default.

         (d) Proceeds Account. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under any Letter of Credit or contingent amounts due under any Specified Swap Contract) upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, at its option, (i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Administrative Agent for such purpose (which shall constitute part of the Collateral hereunder) until such time as the Administrative Agent may elect to apply such proceeds to the Secured Obligations, and the Debtor agrees that such retention of such proceeds by the Administrative Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Administrative Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable Laws. The Debtor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, the Debtor shall not have any right of withdrawal with respect to such funds. Accordingly, the Debtor irrevocably waives until the termination of this Agreement and the Security Interest in accordance with Section 25 the right to make any withdrawal from the Proceeds Account and the right to instruct the Administrative Agent to honor drafts against the Proceeds Account.

         (e) Retention of Collateral. The Administrative Agent may, after providing the notices required by Section 9A-505(2) of the UCC or otherwise complying with any requirement of applicable Laws, accept or retain the Collateral or any part thereof in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

         (f) Duty of Care. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Neither the Administrative Agent nor any of its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

         (g) Application of Proceeds. Subject to subsection (d) above, the cash proceeds actually received from the sale or other disposition or collection of the Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied:

             First, to payment of any reasonable fees, costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with sale or other disposition or collection of Collateral;

             Second, to payment of any fees, costs, or out-of-pocket expenses (including Attorney Costs) payable to the Administrative Agent under this Agreement;

             Third, to payment in full of the Secured Obligations (to the extent not included in clause First or Second above) in accordance with
         Section 8.03 of the Credit Agreement; and

             Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Debtor or as otherwise required by Law.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. The Debtor shall remain liable to the Administrative Agent and the Lenders for any deficiency which exists after any sale or other disposition or collection of the Collateral.

         13. Certain Waivers. The Debtor waives, to the fullest extent permitted by applicable Laws, (a) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations;
(b) any right to require the Administrative Agent (i) to proceed against any Person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Administrative Agent's power, or
(iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (c) all claims, damages, and demands against the Administrative Agent arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

         14. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 10.02 of the Credit Agreement.

         15. No Waiver; Cumulative Remedies. No failure by the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of any single breach or default under this Agreement shall be deemed a waiver of any other breach or default. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Administrative Agent and the Lenders. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

         16. Costs and Expenses; Indemnification; Other Charges.

         (a) Costs and Expenses. The Debtor agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable fees, costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with (i) the administration of this Agreement (including the customary fees and charges of the Administrative Agent or any of its Affiliates for any audits conducted by it or on its behalf with respect to Collateral),
(ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral (including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral), (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent and the Lenders under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Secured Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), or (iv) the failure of the Debtor to perform or observe any its obligations under this Agreement.

         (b) Indemnification. The Debtor shall indemnify and hold harmless the Administrative Agent and its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The agreements in this subsection (b) shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all the Secured Obligations.

         (c) Additional Secured Obligations. All amounts due under this Section shall be payable within 10 days of written demand therefor. If any amount payable by the Debtor under this Agreement is not paid when due, such amount shall (i) thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (ii) be additional Secured Obligations secured hereby and by the other Collateral Documents.

         17. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and, except that the Debtor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Debtor without such consent shall be null and void).

         18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN WASHINGTON; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         19. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor therefrom, shall be effective unless in writing signed by the Administrative Agent and the Debtor, subject to any consent required in accordance with Section 10.01 of the Credit Agreement, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit under the Credit Agreement shall not be construed as a waiver of any Default under the Credit Agreement.

         20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         21. Integration. This Agreement, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

         22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         23. Incorporation of Provisions of the Credit Agreement. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article X thereof, such provisions are incorporated herein by this reference.

         24. No Inconsistent Requirements. The Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

         25. Termination. This Agreement and the Security Interest shall terminate when all of the Secured Obligations shall have been finally and indefeasibly paid in full (other than contingent indemnification obligations), the Aggregate Commitments have been terminated, all Letters of Credit issued or deemed issued pursuant to the Credit Agreement have expired or been terminated and all Specified Swap Contracts have been terminated; provided, however, that the obligations of the Debtor under Section 16 shall survive such termination.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                                 GETTY IMAGES, INC.

                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________


                                                 BANK OF AMERICA, N.A., as
                                                 Administrative Agent

                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________

                                                                      SCHEDULE 1

                       LOCATION OF CHIEF EXECUTIVE OFFICE,
                           LEGAL NAME AND TRADE NAMES

Part (a).   Location of chief executive office and chief place of business.
            --------------------------------------------------------------

          Address                     State                        County
          -------                     -----                        ------

601 North 34th Street               Washington                      King
Seattle, Washington 98103


Part (b).   Legal name, state of formation and organization number.
            ------------------------------------------------------

          Legal Name             State of Formation        Organizational Number
          ----------             ------------------        ---------------------

Getty Images, Inc.                    Delaware                      2792590


Part (c).   Trade names.
            -----------

Getty Images

                                  Schedule 1-1

                                                                      SCHEDULE 2

                             LOCATION OF COLLATERAL

         State/Country           County            Office Address
         -------------           ------            --------------

         Washington              King              601 North 34th Street
                                                   Seattle, Washington  98103

                                  Schedule 2-1

                                                                      SCHEDULE 3

                              SPECIFIED TRADEMARKS

Part (a).         Registered Trademarks.
                  ---------------------

Country              Mark                               Class           Status          App. No.        Reg. No
-------              ----                               -----           ------          --------        -------
N/A

Part (b).         Trademark Applications.
                  ----------------------

Country              Mark                               Class           Status          App. No.        Reg. No
-------              ----                               -----           ------          --------        -------
Canada               GETTY IMAGES                       9, 38           Pending         Not yet
                                                                                        available

Canada               GETTY IMAGES                       16, 39          Pending         Not yet
                                                                                        available
Community            GETTY IMAGES                       9, 16, 35,      Pending                         002313005
                                                        38, 39, 40,
                                                        41, 42
Community            TAXI BY GETTY IMAGES               9, 16, 38       Pending                         2656643
Great Britain        TAXI BY GETTY IMAGES               9, 16, 38       Pending                         2299415
United States        TAXI BY GETTY IMAGES               9               Pending         78/106,072
United States        TAXI BY GETTY IMAGES               16              Pending         78/106,087
United States        TAXI BY GETTY IMAGES               38              Pending         78/106,089
United States        GETTY IMAGES                       16              Pending         78/99,531
United States        GETTY IMAGES                       38              Pending         78/081,963
United States        GETTY IMAGES                       39              Pending         78/99,530
United States        GETTY IMAGES                       9               Pending         78/99,528

                                  Schedule 3-1

                                                                         ANNEX 1

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of July [__], 2002 (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Security Agreement") by and among Getty Images, Inc. (the "Debtor") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the lenders referenced therein (the "Lenders"), the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:

                                   TRADEMARKS

                                      Description of
             Trademark No.               Trademark             Date of Trademark

                             TRADEMARK APPLICATIONS

                                   Description of Trademark    Date of Trademark
       Trademark Application No.         Applied For              Application

         The Debtor and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                                  Very truly yours,


                                                  GETTY IMAGES, INC.

                                                  By:___________________________

                                                  Name:_________________________

                                                  Title:________________________


                           Acknowledged and Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:____________________________

Name:__________________________

Title:_________________________

                                                                     EXHIBIT E-2

                      FORM OF GUARANTOR SECURITY AGREEMENT

         This SECURITY AGREEMENT ("Agreement") is entered into as of July 19, 2002, is made among GETTY IMAGES (PHOTOGRAPHERS), INC., a California corporation, GETTY IMAGES (US), INC., a New York corporation, GETTY IMAGES (SEATTLE), INC., Washington corporation, and EYEWIRE, INC., a Delaware corporation, ALLSPORT PHOTOGRAPHY USA, INC., a California corporation (including any additional debtors becoming a party hereto as provided in Section 22 hereof, collectively, the "Debtors" and individually, a "Debtor"), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (as defined herein) and its successors as agent for the Lenders (in such capacity, and together with its successors as agent for the Lenders, the "Administrative Agent").

                                    RECITALS

         A. Getty Images, Inc., a Delaware corporation (the "Borrower"), is a party to that certain Credit Agreement dated as of July 19, 2002 by and among the Borrower, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and Bank of America, N.A., a national banking association, as Administrative Agent, Security Trustee, Swing Line Lender and L/C Issuer (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

         B. Pursuant to the terms of the Credit Agreement, the Debtors executed and delivered to the Administrative Agent, for itself and the ratable benefit of the Lenders, that certain Guaranty Agreement dated as of July 19, 2002 (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Guaranty Agreement").

         C. It is a condition precedent to each Lender's obligation to make its initial Credit Extension under the Credit Agreement that the Debtors enter into this Agreement and grant to the Administrative Agent, for itself and for the ratable benefit of the Lenders the security interests hereinafter provided to secure the obligations of the Debtors under the Guaranty Agreement and as further described below.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the Debtors and the Administrative Agent, on behalf of itself and each Lender, hereby agree as follows:

         1. Definitions; Interpretation.

         (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

         (b) Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

         "Account Debtor" means any Person who is or who may become obligated to any Debtor under, with respect to or on account of an Account or other Right to Payment.

         "Administrative Agent" has the meaning set forth in the introductory paragraph hereto.

         "Collateral" shall have the meaning assigned to such term in Section 2(a).

         "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Debtor or which any Debtor otherwise has the right to license, or granting to any Debtor the right to use any Copyright now or hereafter owned by any third party, and all rights of any such Debtor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Debtor: (i) all copyright rights in any work subject to the copyright laws of the United States, any state thereof or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or in any similar offices in any other country.

         "Credit Agreement" has the meaning set forth in the preamble hereto.

         "Debtor" or "Debtors" has the meaning set forth in the introductory paragraph hereto.

         "Excluded Collateral" means any Debtor's rights under contracts and agreements which by their terms prohibit the granting of a security interest therein or assignment thereof (except for (a) Accounts, Payment Intangibles and other General Intangibles for money due or to become due thereunder and (b) any such contract as to which consent for the security interest granted herein has been obtained); provided, however, that the foregoing limitation shall not affect, limit, restrict or impair the grant by a Debtor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the UCC or other applicable Laws.

         "Intellectual Property" means the Copyrights, Copyright Licenses, Trademarks and Trademark Licenses of the Debtors, all goodwill associated therewith and all rights to sue for infringement thereof.

         "Lender" has the meaning set forth in the preamble hereto, and all references to the "Lenders" or any "Lender" herein shall include the Swing Line Lender in its capacity as a Lender and as Swing Line Lender and the L/C Issuer in its capacity as a Lender and as L/C Issuer.

         "License" means any Trademark License, Copyright License or other license or sublicense agreement to which any Debtor is a party.

         "Material Copyright" means any Copyright which any Debtor reasonably determines (i) to have a material fair market value or (ii) is necessary or desirable for the conduct of its business.

         "Material Trademark" means any Specified Trademark and any other Trademark, which any Debtor reasonably determines (i) to have a material fair market value or (ii) is necessary or desirable for the conduct of its business.

         "New York Office" means the office premises located at 75 Varick Street, Borough of Manhattan, City, County and State of New York described in that certain Lease dated April 1, 2000, between Getty Images (Seattle), Inc., a Washington corporation, as tenant, and The Rector, Church-Wardens and Vestrymen of Trinity Church in the City of New York, as landlord, pursuant to which the Debtor has rights, upon the terms and conditions set forth therein, to take possession of, and otherwise assert control over, such premises.

         "Permitted Liens" means each of the Liens expressly permitted to be prior to the Security Interest pursuant to Section 7.01 of the Credit Agreement.

         "Rights to Payment" means all Accounts, and any and all rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Payment Intangibles, Instruments and Proceeds.

         "Security Interest" shall have the meaning assigned to such term in
Section 2(a).

         "Secured Obligations" means, collectively (i) all liabilities, obligations, covenants and duties of any Debtor arising under the Guaranty Agreement and each other Loan Document to which each Debtor is a party, and (ii) all debts, liabilities, obligations, covenants and duties of any Debtor arising under this Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "Specified Swap Contract" shall mean any Swap Contract that (i) is made or entered into at any time, or in effect at any time, whether directly or indirectly, and whether as a result of assignment or transfer or otherwise, between any Lender or any Affiliate of a Lender and the Borrower or any Subsidiary of the Borrower and (ii) is permitted by Section 7.03(e) of the Credit Agreement.

         "Specified Trademarks" shall mean the registered Trademarks listed in
Schedule 3 hereto.

         "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Debtor or which any Debtor otherwise has the right to license, or granting to any Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of any such Debtor under any such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Debtor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and pending applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including each Specified Trademark, except for "Intent to Use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) and 1(d) of said Act has been filed, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Washington; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Washington, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (c) Terms Defined in UCC. Terms used in this Agreement that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein: Account, As-Extracted Collateral, Chattel Paper, Consumer Goods, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixture, General Intangibles, Instrument, Inventory, Manufactured Homes, Payment Intangibles, Proceeds and Products.

         (d) Interpretation. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Agreement and are incorporated herein by this reference.

         2.  Security Interest.

         (a) Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Debtor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Administrative Agent and the Lenders, their successors and assigns, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Administrative Agent and the Lenders, their successors and assigns, a security interest (the "Security Interest"), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by any Debtor or in which such Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

             (i)  all Accounts;

             (ii) all Chattel Paper;

             (iii)  all Documents;

             (iv)   all Equipment;

             (v)    all Fixtures;

             (vi)   all General Intangibles;

             (vii)  all Instruments;

             (viii) all Inventory;

             (ix)   all Intellectual Property;

             (x)    all books and records pertaining to the Collateral; and

             (xi) to the extent not otherwise included, all cash and non-cash Proceeds and Products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that the Collateral shall not include the Excluded
Collateral.

         (b) Debtors Remains Liable. Anything herein to the contrary notwithstanding, (i) each Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release a Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral and (iii) neither the Administrative Agent nor any other Lender shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Lender be obligated to perform any of the obligations or duties of a Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

         (c) Continuing Security Interest. Each Debtor acknowledges and agrees that the Security Interest in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations which shall remain in effect until terminated in accordance with Section 27 and (ii) except as provided in Section 12, is not to be construed as an assignment of any Intellectual Property.

         3. Financing Statements, Etc. Each Debtor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings covering Collateral present at the New York Office) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether each Debtor is an organization, the type of organization and any organizational identification number issued to such Debtor and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Debtor agrees to provide such information to the Administrative Agent promptly upon request. Each Debtor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by a Debtor, without the signature of such Debtor, and naming such Debtor as debtor and the Administrative Agent as secured party.

         4. Representations and Warranties. In addition to the representations and warranties of each Debtor set forth in the Guaranty Agreement, which are incorporated herein by this reference, each Debtor represents and warrants to the Administrative Agent that:

         (a) Chief Executive Office; Legal Name; State of Organization. Each Debtor's chief executive office and chief place of business are (and for the prior four months has been) located at the locations set forth in Part (a) of
Schedule 1 hereto (as updated from time to time), and each Debtor keeps its books and records at such location. Each Debtor's exact corporate or organizational name, the jurisdiction of its incorporation or organization (and for the prior four months has been its location) and the identification number given by its jurisdiction of incorporation or organization is set forth in Part
(b) of Schedule 1 hereto. Each Debtor has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any trade name not disclosed in Part (c) of Schedule 1 hereto (as updated from time to time).

         (b) Location of Tangible Collateral. The location of all tangible Collateral owned by each Debtor is as shown in Schedule 2 hereto (as updated from time to time).

         (c) Ownership and Authority. Each Debtor is the sole legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time a Debtor acquires rights in such Collateral, will be the sole legal and beneficial owner thereof) and has the right, power and authority to grant to the Administrative Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement. Each Debtor is not a party to any material license or any material lease that contains legally enforceable restrictions on the granting of a security interest therein.

         (d) Validity of Security Interest. The Security Interest constitutes
(i) a legal and valid security interest which is enforceable against the Collateral in which each Debtor now has rights and will create a security interest which is enforceable against the Collateral in which such Debtor hereafter acquires rights at the time such Debtor acquires any such rights and
(ii) when properly perfected by filing or otherwise, the Security Interest shall constitute a valid perfected security interest in the Collateral, in which each Debtor now has rights, and will have a perfected security interest in the Collateral in which such Debtor hereafter acquires rights at the time such Debtor acquires any such rights, to the extent that a security interest may be perfected by filing or otherwise under the UCC or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, in each case securing the payment and performance of the Secured Obligations. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

         (e) Absence of Other Liens. No Debtor has filed nor consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Collateral, (ii) any assignment in which any Debtor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Debtor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any Governmental Authority, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, other than, in each case, with respect to a Permitted Lien.

         (f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As Extracted Collateral, timber to be cut, Consumer Goods, Farm Products or Manufactured Homes.

         (g) Rights to Payment.

             (i) The Rights to Payment represent valid, binding and enforceable obligations of the Account Debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by a Debtor's reserves for uncollectible Rights to Payment or to the extent, if any, that such Account Debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(k), or as otherwise disclosed to the Administrative Agent in writing;

             (ii) To each Debtor's knowledge, all Account Debtors are solvent and generally paying their debts as they come due except to the extent that a Debtor has established adequate reserves therefor in accordance with GAAP;

             (iii) To each Debtor's knowledge, all Rights to Payment comply in all material respects with all applicable Laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

             (iv) No Debtor has assigned any of their rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents to which such Debtor is a party;

             (v) All statements made, all unpaid balances and all other information in the books and records and other documentation pertaining to the Rights to Payment are true and correct and in all material respects what they purport to be; and

             (vi) No Debtor has knowledge of any fact or circumstance which would impair the validity or collectibility of the Rights to Payment in the aggregate.

         (h) Inventory. No Inventory of any Debtor is stored with any bailee, warehouseman or similar Person or on any premises leased to any Debtor, nor has any such Inventory been consigned to any Debtor or consigned by any Debtor to any Person or is held by any Debtor pursuant to a sale or return, sale on approval or similar arrangement.

         (i) Intellectual Property.

             (i) All Intellectual Property of any Debtor that is reasonably necessary for the conduct of its business is valid, subsisting, unexpired, enforceable and has not been abandoned, and the Debtors are legally entitled to use each Specified Trademark.

             (ii) None of the Specified Trademarks is the subject of any licensing or franchise agreement.

             (iii) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of any Debtor.

             (iv) No action or proceeding is pending seeking to limit, cancel or question the validity of (A) any of the Specified Trademarks which could reasonably be expected to result in a material adverse effect on the conduct of any Debtor's business or (B) any other Intellectual Property of any Debtor which could reasonably be expected to have a material adverse effect on the value of the Intellectual Property in the aggregate.

             (v) All applications pertaining to the Specified Trademarks have been duly and properly filed, and all registrations or letters pertaining to the Specified Trademarks have been duly and properly filed and issued, and all of the Specified Trademarks are valid and enforceable.

             (vi) No Debtor has made any assignment or agreement in conflict with the Security Interest of the Administrative Agent in Collateral consisting of Intellectual Property.

         (j) Documents, Instruments and Chattel Paper. To each Debtor's knowledge, all Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are complete, valid, and genuine.

         (k) Equipment. None of the Equipment or other Collateral is affixed to real property, except for tangible Collateral with a book value of $250,000 or less located in each of the offices or facilities of any Debtor shown in
Schedule 2 hereto or with respect to which a Debtor has supplied the Administrative Agent with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Security Interest of the Administrative Agent in all such Collateral which may be fixtures as against all Persons having an interest in the premises to which such property may be affixed. None of the Equipment is leased from or to any Person, except for (i) non-material items and (ii) items leased under leases permitted pursuant to Section 7.06 of the Credit Agreement.

         (l) Consents. Except for (i) the filing or recording of UCC financing statements; (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office; or (iii) obtaining control to perfect the Security Interest granted by each Debtor pursuant hereto, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including any stockholder, member or creditor of any Debtor), is required (A) for the grant by each Debtor of the Security Interest in the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by each Debtor or (B) for the perfection of the Security Interest or the exercise by the Administrative Agent of the rights and remedies provided for in this Agreement.

         5. Covenants. In addition to the covenants of each Debtor set forth in the Guaranty Agreement, which are incorporated herein by this reference, so long as the Guaranty Agreement shall remain in effect, any Lender shall have any Commitment under the Credit Agreement, any Specified Swap Contract shall be in effect or any of the Secured Obligations shall remain unpaid or unsatisfied, each Debtor shall:

         (a) Defense of Collateral. At its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Collateral and the priority thereof against any Lien, other than Permitted Liens.

         (b) Preservation of Collateral. Maintain, preserve and protect the tangible Collateral in good working order and condition, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable requirement of Law; and not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such real or personal property.

         (c) Change of Name, Identity or Structure. Promptly to notify the Administrative Agent in writing of any change (i) in its corporate or organization name; (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to the Collateral owned by it; (iii) in its identity, type of organization, corporate structure or jurisdiction of incorporation or organization; or (iv) in its Federal Taxpayer Identification Number or other identification number given by its jurisdiction of incorporation or organization, and not to effect or permit any change referred to in clauses (i) through (iv) unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

         (d) Location of Collateral. Promptly notify the Administrative Agent in writing of any change in the location of any office or facility at which Collateral owned by it (including the establishment of any such new office or facility) with a book value in excess of $1,000,000 is located.

     (e) Maintenance of Records. Maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Debtor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, mark its books and records to reflect the Security Interest, and, at such time or times as the Administrative Agent may reasonably request, promptly provide the Administrative Agent with a duly certified listing in form and detail satisfactory to the Administrative Agent showing the identity, amount and location of any and all Collateral.

     (f) Disposition of Collateral. Not make or permit to be made any sale, transfer, license or other disposition of any of the Collateral or any right or interest therein and shall remain at all times in possession of the Collateral, except to the extent permitted by the Guaranty Agreement.

     (g) No Liens. Not make or permit to be made an assignment, pledge or hypothecation of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens.

     (h) Insurance. Maintain insurance covering physical loss or damage to all of the tangible Collateral in accordance with Section 6.07 of the Credit Agreement.

     (i) Taxes. Pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any of the Collateral.

     (j) Leased Premises. Upon the request of the Administrative Agent, use diligent efforts to obtain from each Person from whom a Debtor leases any office or facility (other than the New York Office) at which tangible Collateral with a book value in excess of $1,000,000 is at any time present such subordination, waiver, consent and estoppel agreements as the Administrative Agent may require, in form and substance reasonably satisfactory to the Administrative Agent.

     (k)  Rights to Payment.

          (i) Upon the request of the Administrative Agent, promptly provide the Administrative Agent with: (A) present status reports relating to the Accounts; (B) accurate records and summaries of Accounts, including detailed agings specifying the name, face value and date of each invoice, and listings of Accounts that are disputed or have been cancelled; and (C) such other matters and information relating to the Accounts as the Administrative Agent shall from time to time reasonably request;

          (ii) Give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by such Debtor in the past, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms, and take all such action to such end as may from time to time be reasonably requested by the Administrative Agent, except that such Debtor may grant any extension of the time for payment;

          (iii) If any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of such Debtor, any material dispute, setoff, claim, counter-claim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact fully to the Administrative Agent in the books and records relating to such Account or other Right to Payment and in connection with any invoice or report furnished by such Debtor to the Administrative Agent relating to such Account or other Right to Payment;

          (iv) If at any time a Debtor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account or other Right to Payment, such Debtor shall promptly assign such security interest to the Administrative Agent, which assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest;

          (v) In accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

          (vi) Upon the request of the Administrative Agent, mark the Accounts and other Rights to Payment and all of such Debtor's books and records pertaining thereto with such legends as the Administrative Agent shall reasonably specify to reference to the fact that the Accounts and other Rights to Payment have been assigned to the Administrative Agent for the benefit of the Lenders and that the Administrative Agent has a security interest therein;

          (vii) Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default (A) notify all or any designated portion of the Account Debtors of the Security Interest and (B) notify the Account Debtors or any designated portion thereof that payment shall be made directly to the Administrative Agent or to such other Person or location as the Administrative Agent shall specify; and

          (viii) Upon the occurrence of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Administrative Agent shall require.

     (l) Collateral Held by Bailee, Etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of a Debtor, (i) notify the Administrative Agent of such possession, (ii) notify such Person of the Security Interest and (iii) obtain a written acknowledgment from such Person that it is holding such Collateral subject to the Security Interest and the instructions of the Administrative Agent.

     (m) Inventory. Upon the request of the Administrative Agent: (i) promptly provide the Administrative Agent with a report of all Collateral consisting of Inventory, in form and substance satisfactory to the Administrative Agent; (ii) take a physical listing of such Inventory and promptly deliver a copy of such physical listing to the Administrative Agent; and (iii) if any Collateral consisting of Inventory is at any time evidenced by a document of title, immediately deliver such document of title to the Administrative Agent.

     (n) Equipment. Upon the request of the Administrative Agent, deliver to the Administrative Agent a report of each item or category of Equipment constituting Collateral with a fair market value of $250,000 or more, in form and substance satisfactory to the Administrative Agent.

     (o)  Copyrights.

          (i) Employ the Copyright for each material work with such notice of copyright as may be required by law to secure copyright protection.

          (ii) Not do any act or knowingly omit to do any act whereby any Material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Material Copyright may become injected into the public domain; (B) promptly notify the Administrative Agent immediately if it knows, or has reason to know, that any Material Copyright could reasonably be expected to become injected into the public domain or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding such Debtor's ownership of any such Material Copyright or its validity; (C) take all commercially reasonable steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Material Copyright owned by such Debtor, including filing of applications for renewal where necessary; and (D) promptly notify such Debtor of any material infringement of any Material Copyright of such Debtor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Material Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

          (iii) Except for licenses to third parties in the ordinary course of business, not make any assignment or agreement in conflict with the Security Interest of the Administrative Agent in Collateral consisting of Copyrights.

     (p)  Trademarks.

          (i) (A) Continue to use each Material Trademark, in order to maintain such Material Trademark in full force free from any claim of abandonment for non-use; (B) maintain as in the past the quality of products and services offered under each Material Trademark; (C) employ each Material Trademark with the appropriate notice of registration; (D) not adopt or use any mark which is confusingly similar or a colorable imitation of any Specified Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement; and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Material Trademark may become invalidated.

          (ii) Promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any Material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding any Debtor's ownership of any such Material Trademark or its right to register the same or to keep, maintain and use the same.

          (iii) Whenever such Debtor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Material Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Debtor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Debtor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Trademark and the goodwill and General Intangibles of such Debtor relating thereto or represented thereby.

          (iv) Take all reasonable and necessary steps, including, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of each Material Trademark, including filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (v) Promptly after learning thereof, notify the Administrative Agent and each Lender that any Material Trademark is infringed, misappropriated or diluted by a third party and then promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Material Trademark.

          (vi) Except for licenses to third parties in the ordinary course of business, not make any assignment or agreement in conflict with the Security Interest of the Administrative Agent in Collateral consisting of Trademarks.

     (q) New Copyrights and Trademarks. Deliver to the Administrative Agent within 45 days after the end of each calendar quarter, a listing of all applications, if any, for new Material Copyrights or Material Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder.

     (r) Fixtures. Except for tangible Collateral with a book value of $250,000 or less located in each of the offices or facilities of any Debtor shown in
Schedule 2 hereto or with respect to which a Debtor has supplied the Administrative Agent with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Administrative Agent's security interest such Collateral, maintain all of the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture.

     (s) Notices, Reports and Information. (i) Promptly notify the Administrative Agent of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Security Interest of the Administrative Agent therein; (ii) upon the request of the Administrative Agent promptly provide to the Administrative Agent such statements, listings and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and (iii) upon request of the Administrative Agent make such demands and requests for information and reports as such Debtor is entitled to make in respect of the Collateral.

     6. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent's security interest in the Collateral, each Debtor agrees, in each case at its own expense, to take the following actions with respect to the following Collateral:

     (a) Instruments. Upon the request of the Administrative Agent, immediately deliver any Instruments held by such Debtor appropriately endorsed or accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent reasonably may from time to time specify.

     (b) Electronic Chattel Paper and Transferable Records. Upon the request of the Administrative Agent, take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent (i) control of any Electronic Chattel Paper of such Debtor under Section 9A-105 the UCC and (ii) control of any "transferable record" of such Debtor under and as defined in
Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or, as the case may be, Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, as so in effect in the relevant jurisdiction.

     7. Further Assurances. Each Debtor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies of the Administrative Agent hereunder, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Document, Instrument or Chattel Paper, such Document, Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, appropriately endorsed or accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent reasonably may from time to time specify. Each Debtor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Administrative Agent of the specific identification of such Collateral.

     8. Inspection and Verification. The Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right, at the Debtors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss each Debtor's affairs with the senior officers of such Debtor and, upon the occurrence and during the continuation of an Event of Default, with their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts and other Rights to Payment or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Lender (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 10.08 of the Credit Agreement).

     9. Collection of Rights to Payment. Until the Administrative Agent exercises its rights hereunder to collect Rights to Payment, each Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default, all remittances received by any Debtor shall be held in trust for the Administrative Agent and, in accordance with the Administrative Agent's instructions, remitted to the Administrative Agent or deposited to an account with the Administrative Agent in the form received (appropriately endorsed or accompanied by necessary instruments of transfer).

     10.  Rights of Administrative Agent.

     (a) Power of Attorney. Each Debtor hereby appoints the Administrative Agent the attorney-in-fact of each Debtor, effective upon the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent's name or in the name of each
Debtor:

          (i) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

          (ii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

          (iii) notify the Postal Service authorities to change the address for delivery of mail addressed to such Debtor to such address as the Administrative Agent may designate and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment;

          (iv)   receive, open and dispose of all mail addressed to such Debtor;

          (v) send requests for verification of Rights to Payment to any Account Debtor;

          (vi) notify, or to require such Debtor to notify, Account Debtors to make all payments directly to the Administrative Agent;

          (vii) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

          (viii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Administrative Agent;

          (ix) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Administrative Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Administrative Agent with respect to the Collateral;

          (x) execute any and all applications, documents, papers and instruments necessary for the Administrative Agent to use the Intellectual Property and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property;

          (xi) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and

          (xii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of such Debtor, which the Administrative Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Administrative Agent's security interest therein and to accomplish the purposes of this Agreement.

The foregoing power of attorney is coupled with an interest and irrevocable so long as the Guaranty Agreement shall remain in effect, any Lender shall have any Commitment under the Credit Agreement, any Specified Swap Contract shall be in effect or any of the Secured Obligations shall remain unpaid or unsatisfied. Each Debtor hereby ratifies, to the fullest extent permitted by applicable Laws, all that the Administrative Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this subsection (a).

     (b) Performance of Debtor Obligations. The Administrative Agent may perform or pay any obligation which any Debtor has agreed to perform or pay under or in connection with this Agreement, and each Debtor shall reimburse the Administrative Agent on demand for any amounts paid by the Administrative Agent pursuant to this subsection (b).

     (c) Administrative Agent's Duties. Notwithstanding any provision contained in this Agreement, the Administrative Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Debtor or any other Person for any failure to do so or delay in doing so.

     (d) Rights of Required Lenders. All rights of the Administrative Agent under this Agreement, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

     11. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

     12.  Remedies.

     (a) General Remedies. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Guaranty Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable Laws. Without limiting the generality of the foregoing, each Debtor agrees that the Administrative Agent may:

          (i) require such Debtor to assemble all or any part of the Collateral and make it available to the Administrative Agent at any place and time designated by the Administrative Agent;

          (ii) peaceably and without notice enter any premises of such Debtor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises or elsewhere, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Administrative Agent may determine;

          (iii) cause the Security Interest with respect to any of the Collateral consisting of Intellectual Property to become an assignment, transfer and conveyance of any of or all such Collateral by such Debtor to the Administrative Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained);

          (iv) secure the appointment of a receiver of the Collateral or any part thereof to the extent and in the manner provided by applicable Laws; and

          (v) sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of such Debtor's assets, without charge or liability to the Administrative Agent therefor) at public or private sale or at any broker's board or on any securities exchange, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Administrative Agent deems advisable; provided, however, that such Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Administrative Agent.

     (b) Sale of Collateral. Each purchaser at any sale pursuant to this Agreement shall hold the property sold absolutely, free from any claim or right on the part of a Debtor, and each Debtor hereby waives, to the fullest extent permitted by applicable Laws, all rights of redemption, stay and appraisal which each such Debtor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Neither the Administrative Agent's compliance with the UCC or any other applicable requirement of Law, in the conduct of any sale made pursuant to this Agreement, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. The Administrative Agent shall give any Debtor 10 days' written notice (which each Debtor agrees is reasonable notice within the meaning of Section 9A-612 of the UCC) of the Administrative Agent's intention to make any sale of Collateral. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. To the fullest extent permitted by applicable Laws, the Administrative Agent or any other Lender may bid for or purchase the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Administrative Agent or such Lender from a Debtor as a credit against the purchase price and the Administrative Agent or such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Debtor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and the Debtors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. To the fullest extent permitted by applicable Laws, any sale pursuant to the provisions of this subsection (b) shall be deemed to conform to the commercially reasonable standards as provided in Section 9A-610(b) of the UCC.

     (c) License. For the purpose of enabling the Administrative Agent to exercise its rights and remedies under this Section or otherwise in connection with this Agreement, each Debtor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to each such Debtor) to use, license or sub-license any of the Collateral now owned or hereafter acquired by such Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon such Debtor notwithstanding any subsequent cure of such Event of Default.

     (d) Proceeds Account. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under any Letter of Credit or contingent amounts due under any Specified Swap Contract) upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, at its option, (i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Administrative Agent for such purpose (which shall constitute part of the Collateral hereunder) until such time as the Administrative Agent may elect to apply such proceeds to the Secured Obligations, and any Debtor agrees that such retention of such proceeds by the Administrative Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Administrative Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable Laws. Each Debtor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, none of the Debtors shall have any right of withdrawal with respect to such funds. Accordingly, each Debtor irrevocably waives until the termination of this Agreement and the Security Interest in accordance with Section 27 the right to make any withdrawal from the Proceeds Account and the right to instruct the Administrative Agent to honor drafts against the Proceeds Account.

     (e) Retention of Collateral. The Administrative Agent may, after providing the notices required by Section 9A-505(2) of the UCC or otherwise complying with any requirement of applicable Laws, accept or retain the Collateral or any part thereof in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

     (f) Duty of Care. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Neither the Administrative Agent nor any of its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise.

         (g) Application of Proceeds. Subject to subsection (d) above, the cash proceeds actually received from the sale or other disposition or collection of the Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied

             First, to payment of any reasonable fees, costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with sale or other disposition or collection of Collateral;

             Second, to payment of any fees, costs, or out-of-pocket expenses (including Attorney Costs) payable to the Administrative Agent under this Agreement;

             Third, to payment in full of the Secured Obligations (to the extent not included in clause First or Second above) in accordance with
         Section 8.03 of the Credit Agreement; and

             Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, ratably to the Debtors (in a manner to be determined by the Administrative Agent) or as otherwise required by Law.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Each Debtor shall remain liable to the Administrative Agent and the Lenders for any deficiency which exists after any sale or other disposition or collection of the Collateral.

         13. Certain Waivers. Each Debtor waives, to the fullest extent permitted by applicable Laws, (a) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (b) any right to require the Administrative Agent (i) to proceed against any Person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Administrative Agent's power, or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (c) all claims, damages, and demands against the Administrative Agent arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

         14. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 10.02 of the Credit Agreement and Section 18 of the Guaranty Agreement.

         15. No Waiver; Cumulative Remedies. No failure by the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of any single breach or default under this Agreement shall be deemed a waiver of any other breach or default. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Administrative Agent and the Lenders. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

         16. Costs and Expenses; Indemnification; Other Charges.

         (a) Costs and Expenses. Each Debtor agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable fees, costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with (i) the administration of this Agreement (including the customary fees and charges of the Administrative Agent or any of its Affiliates for any audits conducted by it or on its behalf with respect to Collateral),
(ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral (including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral), (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent and the Lenders under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Secured Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law) or (iv) the failure of any Debtor to perform or observe any its obligations under this Agreement.

         (b) Indemnification. Each Debtor shall indemnify and hold harmless the Administrative Agent and its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The agreements in this subsection (b) shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all the Secured Obligations.

         (c) Additional Secured Obligations. All amounts due under this Section shall be payable within 10 days of written demand therefor. If any amount payable by any Debtor under this Agreement is not paid when due, such amount shall (i) thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (ii) be additional Secured Obligations secured hereby and by the other Collateral Documents.

         17. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and, except that the Debtors may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by any Debtor without such consent shall be null and void).

         18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN WASHINGTON; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         19. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Debtor therefrom, shall be effective unless in writing signed by the Administrative Agent and such Debtor, subject to any consent required in accordance with Section 10.01 of the Credit Agreement, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit under the Credit Agreement shall not be construed as a waiver of any Default under the Credit Agreement.

         20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         21. Integration. This Agreement, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

         22. Additional Debtors. Pursuant to Section 6.12 of the Credit Agreement, each Domestic Subsidiary was not a Guarantor on the date of the Credit Agreement is required to enter into the Guaranty Agreement as a Guarantor and this Agreement as a Debtor upon becoming a Material Subsidiary. Upon the execution and delivery by such Material Subsidiary of an instrument in the form of Annex 1 hereto and acceptance thereof by the Administrative Agent, such Material Subsidiary shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of any such instrument shall not require the consent of any other Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement.

         23. Joint and Several Liability. All obligations of the Debtors hereunder are the joint and several obligation of each Debtor and each Debtor expressly disclaims any intent to execute this Agreement merely as an accommodation party or as a guarantor of any the other Debtor's obligations hereunder.

         24. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         25. Incorporation of Provisions of the Credit Agreement. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article X thereof, such provisions are incorporated herein by this reference.

         26. No Inconsistent Requirements. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

         27. Termination. This Agreement and the Security Interest shall terminate when all of the Secured Obligations shall have been finally and indefeasibly paid in full (other than contingent indemnification obligations), the Guaranty Agreement shall no longer be in effect, the Aggregate Commitments have been terminated, all Letters of Credit issued or deemed issued pursuant to the Credit Agreement have expired or been terminated and all Specified Swap Contracts have been terminated; provided, however, that the obligations of each Debtor under Section 16 shall survive such termination.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                               GETTY IMAGES
                                               (PHOTOGRAPHERS), INC.


                                               By:______________________________

                                               Name: ___________________________

                                               Title: __________________________

                                               GETTY IMAGES (US), INC.


                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

                                               GETTY IMAGES (SEATTLE), INC.


                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

                                               EYEWIRE, INC.


                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

                                               ALLSPORT PHOTOGRAPHY USA, INC.


                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

                                               BANK OF AMERICA, N.A., as
                                               Administrative Agent


                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

                                                                      SCHEDULE 1

                       LOCATION OF CHIEF EXECUTIVE OFFICE,
                           LEGAL NAME AND TRADE NAMES

Part (a).       Location of chief executive office and chief place of business.
                --------------------------------------------------------------

             Address                         State                   County
             -------                         -----                   ------

Getty Images (Photographers), Inc.
----------------------------------

2450 Colorado Avenue, #500 West            California              Los Angeles
Santa Monica, California
90404

Getty Images (US), Inc.
-----------------------

75 Varick Street                           New York                 New York
New York, New York  10013

Getty Images (Seattle), Inc.
----------------------------

601 North 34th Street                      Washington                 King
Seattle, Washington  98103

Eyewire, Inc.
-------------

833 Fourth Avenue S.W.,                    Canada          South Alberta Land
Suite 1220                                                 Registration District
Calgary, Alberta, Canada
T2P 3T5

Allsport Photography USA, Inc.
------------------------------

2450 Colorado Avenue, #500 West            California              Los Angeles
Santa Monica, California
90404

                                  Schedule 1-1

Part (b).         Legal name, state of formation and organization number.
                  ------------------------------------------------------

                 Legal Name                          State of Formation              Organizational Number
                 ----------                          ------------------              ---------------------

Getty Images (Photographers), Inc.
----------------------------------
Getty Images (Photographers), Inc.                       California                             C2364586

Getty Images (US), Inc.
-----------------------

Getty Images (US), Inc.                                  New York                                   none

Getty Images (Seattle), Inc.
----------------------------

Getty Images (Seattle), Inc.                            Washington                           601-815-818

Eyewire, Inc.
-------------

Eyewire, Inc.                                            Delaware                                2939473

Allsport Photography USA, Inc.
------------------------------

Allsport Photography USA, Inc.                           California                             C1322522


Part (c).         Trade names.
                  -----------

Getty Images (Photographers), Inc.
----------------------------------

N/A

Getty Images (US), Inc.
-----------------------

The Image Bank; TIB

Getty Images (Seattle), Inc.
----------------------------

PhotoDisc

Eyewire, Inc.
-------------

N/A

Allsport Photography USA, Inc.
------------------------------

Getty Images News and Sport

                                                                      SCHEDULE 2

                             LOCATION OF COLLATERAL

         State/Country                                County                    Office Address
         -------------                                ------                    --------------

Getty Images (Photographers), Inc.
----------------------------------

         California                                 Los Angeles                 2450 Colorado Avenue,
                                                                                #500 West
                                                                                Santa Monica, California
                                                                                90404

         New York                                   New York                    75 Varick Street
                                                                                New York, New York 10013
Getty Images (US), Inc.
-----------------------

         California                                 Los Angeles                 2450 Colorado Avenue,
                                                                                #500 West
                                                                                Santa Monica, California
                                                                                90404

         Illinois                                   Cook                        122 South Michigan,
                                                                                Suite 900
                                                                                Chicago, Illinois 60603

         New York                                   New York                    75 Varick Street
                                                                                New York, New York 10013

         Texas                                      Dallas                      2777 Stemmons Freeway
                                                                                Dallas, Texas 75207
Getty Images (Seattle), Inc.
----------------------------

         New York                                   New York                    75 Varick Street
                                                                                New York, New York  10013

         Texas                                      Dallas                      2777 Stemmons Freeway
                                                                                Dallas, Texas 75207

         Washington                                 King                        601 North 34th Street
                                                                                Seattle, Washington 98103
Eyewire, Inc.
-------------

         Canada                                     South Alberta Land          833 Fourth Avenue S.W.,
                                                    Registration District       Suite 1220
                                                                                Calgary, Alberta, Canada
                                                                                T2P 3T5
Allsport Photography USA, Inc.
------------------------------

         California                                 Los Angeles                 2450 Colorado Avenue,
                                                                                #500 West
                                                                                Santa Monica, California
                                                                                90404

                                  Schedule 2-1

                                                                      SCHEDULE 3

                              SPECIFIED TRADEMARKS

      Country                      Mark                     Class          Status         App. No.        Reg. No
      -------                      ----                     -----          ------         --------        -------

Getty Images (US), Inc.
-----------------------

Canada               IMAGE BANK AND DESIGN (mirror 2)   N/A            Registered      780044          504968
Canada               THE IMAGE BANK                     N/A            Registered      434107          288039
Community            IMAGE BANK AND DESIGN (mirror 2)   9, 16, 35, 42  Registered      188961          000188961
Community            THE IMAGE BANK                     9, 16, 35, 42  Registered      1158724         001158724
Great Britain        IMAGE BANK (and Design) (mirror    42             Registered      1589364         1589364
                     2)

Great Britain        IMAGE BANK                         42             Registered      1569730         1569730
Great Britain        THE IMAGE BANK AND DESIGN          9              Registered      1224052         B1224052
                     (mirror 1)
Great Britain        THE IMAGE BANK AND DESIGN          16             Registered      1224053         B1224053
                     (mirror 1)
United States        IMAGE BANK (and Design)            9, 16, 41, 42  Registered      74/571,264      2,060,266
United States        IMAGE BANK (and Design)            35             Registered      177,855         1,121,161
United States        IMAGE BANK (and Design)            35             Registered      74/050,752      1,688,052
United States        THE IMAGE BANK VISUAL DISC         35             Registered      74/050,753      1,735,153
United States        THE IMAGE BANK                     9              Registered      176,373         1,119,141
United States        THE IMAGE BANK                     16             Registered      176,372         1,137,863
United States        THE IMAGE BANK                     35             Registered      74/050,754      1,716,312
United States        THE IMAGE BANK                     35             Registered      410,699         1,271,040

                                  Schedule 3-1


Getty Images (Seattle), Inc.
----------------------------
Canada               PHOTODISC                          N/A            Pending         895,576
Canada               PHOTODISC                          N/A            Pending         777,707
Canada               PHOTODISC                          N/A            Registered      840681          TMA544947
Community            PHOTODISC (stylized)               9, 16, 25      Registered      855767          000855767
Community            PHOTODISC AND DESIGN               9, 42          Registered      186833          186833
Community            PHOTODISC                          42             Registered      463992          000463992
United States        PHOTODISC                          9              Registered      75/052,500      2,90,595
                     (stylized and design)
United States        PHOTODISC AND DESIGN (lined for    9              Registered      75/620,294      2,511,425
                     color)
United States        PHOTODISC AND DESIGN               16             Registered      75/507,599      2,325,449
United States        PHOTODISC AND DESIGN               16             Registered      75/620,291      2,380,652
United States        PHOTODISC AND DESIGN               42             Registered      75/620,292      2,399,162
United States        PHOTODISC AND DESIGN               42             Registered      75/200,535      2,91,463
United States        PHOTODISC                          9              Registered      74/571,885      2,080,495
United States        PHOTODISC                          16             Registered      75/507,597      2,325,448
United States        PHOTODISC                          42             Registered      75/200,536      2,91,464

Eyewire, Inc.
-------------

Canada               EYEWIRE                            N/A            Registered      089936          TMA538575
Community            EYEWIRE AND DESIGN                 9, 16, 35, 41  Registered      1501170         1501170

United States        EYEWIRE                            9, 16, 35, 42  Registered      75/79,843       2,436,350

Allsport Photography USA, Inc.
------------------------------

United States        ALLSPORT                           9              Registered      75/701,665      2,440,036
                     (stylized and design)
United States        ALLSPORT                           42             Registered      75/701,666      2,440,037
                     (stylized and design)
United States        ALLSPORT                           16             Registered      75/701,664      2,513,814
                     (stylized and design)
United States        ALLSPORT CONCEPTS                  16             Registered      75/701,667      2,429,291
                     (stylized and design)
United States        ALLSPORT CONCEPTS                  42             Registered      75/701,663      2,440,35
                     (stylized and design)

                                  Schedule 3-2

                                                                         ANNEX 1

                                   SUPPLEMENT

     SUPPLEMENT NO. ____ dated as of __________________, to the Security Agreement dated as of July 19, 2002 (the "Security Agreement") made by GETTY IMAGES (PHOTOGRAPHERS), INC., a California corporation, GETTY IMAGES (US), INC., a New York corporation, GETTY IMAGES (SEATTLE), INC., Washington corporation, and EYEWIRE, INC., a Delaware corporation, ALLSPORT PHOTOGRAPHY USA, INC., a California corporation (including any additional Debtors becoming a party hereto as provided in Section 22 thereof, collectively, the "Debtors" and individually, a "Debtor"), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders and its successors as agent for the Lenders (in such capacity, and together with its successors as agent for the Lenders, the "Administrative Agent").

                                    RECITALS

     A. Getty Images, Inc., a Delaware corporation (the "Borrower") is a party to that certain Credit Agreement dated as of July 19, 2002 by and among the Borrower, each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender") and Bank of America, N.A., a national banking association, as Administrative Agent, Security Trustee, Swing Line Lender and L/C Issuer (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

     C. The Debtors have entered into the Security Agreement in order to induce the Lenders (including the L/C Issuer and the Swing Line Lender) to make Credit Extensions under the Credit Agreement, and pursuant to Section 6.12 of the Credit Agreement, each Domestic Subsidiary was not a Guarantor on the date of the Credit Agreement is required to enter into the Guaranty Agreement as a Guarantor and the Security Agreement as a Debtor upon becoming a Material Subsidiary.

     D. The undersigned Subsidiary (the "New Debtor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Debtor under the Security Agreement in consideration for the Lenders (including the L/C Issuer and the Swing Line Lender) to make Credit Extensions under the Credit Agreement.

     Accordingly, the New Debtor agree as follows:

     1. In accordance with Section 22 of the Security Agreement, the New Debtor by its signature below becomes a Debtor under the Security Agreement with the same force and effect as if originally named therein as a Debtor and the New Debtor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Debtor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Administrative Agent, its successors and assigns, for the ratable benefit of the Administrative Agent and the Lenders, their successors and assigns, a security interest in and lien on all of the New Debtor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Debtor. Each reference to a "Debtor" in the Security Agreement shall be deemed to include the New Debtor. The Security Agreement is hereby incorporated herein by reference.

     2. The New Debtor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     3. This Supplement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Debtor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall, subject to applicable Law, be as effective as delivery of a manually-signed original thereof.

     4. The New Debtor hereby represents and warrants that set forth under its signature hereto, is the true and correct legal name of the New Debtor, its jurisdiction of formation and, if such New Debtor is not a "registered organization" under the UCC, the location of its chief executive office.

     5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Security Agreement. All communications and notices hereunder to the New Debtor shall be given to it at the address set forth under its signature below.

     9. The New Debtor agrees to reimburse the Administrative Agent for its out-of-pocket expenses (including Attorney Costs) incurred in connection with this Supplement.

                                  Schedule 3-2

     IN WITNESS WHEREOF, the New Debtor has executed this Supplement by its duly authorized officer as of the day and year first above written.

                                         [NEW DEBTOR]

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

                                         Address: ______________________________
                                                  ______________________________
                                                  ______________________________

                                         Legal name: ___________________________
                                         Jurisdiction of
                                         formation: ____________________________


Accepted:


BANK OF AMERICA, N.A., as
Administrative Agent

By: _____________________________

Name: ___________________________

Title: __________________________

                                  Schedule 3-3

                                                                     EXHIBIT E-3

                  FORM OF COLLATERAL ACCOUNT SECURITY AGREEMENT

     This SECURITY AGREEMENT ("Agreement") is entered into as of July 19, 2002, is made between GETTY IMAGES, INC., a Delaware corporation (the "Pledgor"), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (as defined herein) and its successors as agent for the Lenders (in such capacity, and together with its successors as agent for the Lenders, the "Administrative Agent").

                                    RECITALS

     A. The Pledgor is a party to that certain Credit Agreement dated as of July 19, 2002 by and among the Pledgor, each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and Bank of America, N.A., a national banking association, as Administrative Agent, Security Trustee, Swing Line Lender and L/C Issuer (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

     B. It is a condition precedent to each Lender's obligation to make its initial Credit Extension under the Credit Agreement that the Pledgor enter into this Agreement and grant to the Administrative Agent, for itself and for the ratable benefit of the Lenders the security interests hereinafter provided to secure the obligations of the Pledgor described below.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the Pledgor and the Administrative Agent, on behalf of itself and each Lender, hereby agree as follows:

     1.  Definitions; Interpretation.

     (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

     (b) Certain Defined Terms. As used in this Agreement, the following terms have the following meanings:

     "Administrative Agent" has the meaning set forth in the introductory paragraph hereto.

     "Collateral" shall have the meaning assigned to such term in Section 2.

     "Collateral Account" has the meaning specified in Section 2(a).

     "Credit Agreement" has the meaning set forth in the preamble hereto.

     "Existing Letters of Credit" means, together, (a) Irrevocable Standby Letter of Credit No. 3024893, dated April 11, 2000, issued by Bank of America for the account of Getty Images, Inc. for the benefit of The Rector Church - Wardens and Vestrymen of Trinity Church in the

City of New York Parish of Trinity Church in the City of New York Real Estate Department, in the original amount of $5,796,000 and (b) Irrevocable Standby Letter of Credit No. 3024766, dated April 5, 2000, issued by Bank of America for the account of Tri-Energy Productions, Inc. for the benefit of CST Water Garden II, LLC, in the original amount of $1,000,000, including any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

     "Lender" has the meaning set forth in the preamble hereto, and all references to the "Lenders" or any "Lender" herein shall include the Swing Line Lender in its capacity as a Lender and as Swing Line Lender and the L/C Issuer in its capacity as a Lender and as L/C Issuer.

     "Pledgor" has the meaning set forth in the introductory paragraph hereto.

     "Secured Obligations" means, collectively (i) all advances to, and debts, liabilities, obligations, covenants and duties of the Pledgor arising under the Credit Agreement and each other Loan Document or otherwise with respect to any Existing Letter of Credit; and (ii) all debts, liabilities, obligations, covenants and duties of the Pledgor arising under this Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Pledgor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

     "Securities Intermediary" has the meaning specified in Section 2(a).

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Washington; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Washington, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     (c) Terms Defined in UCC. Terms used in this Agreement that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein: Certificated Security, Control, Deposit Account, Financial Asset, General Intangible, Instrument, Investment Property, Security Entitlement, Uncertificated Security and Proceeds.

     (d) Interpretation. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Agreement and are incorporated herein by this reference.

     2. Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to the Administrative Agent, its successors and assigns, for the ratable benefit of the Lenders, their successors and assigns, and grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Lenders, their successors and assigns, a

                                  Schedule 3-2
security interest in all of the Pledgor's right, title and interest in, to and under the following property, whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"):

     (a) securities account number 859412 in the name of the Pledgor with Bank of America, N.A., a national banking association (in its capacity as securities intermediary, and together with any successor securities intermediary, the "Securities Intermediary"), as securities intermediary for the control and accounting and as custodian of Securities and other Financial Assets, and all successor and replacement accounts, regardless of the numbers of such accounts or the offices at which such accounts are maintained (the "Collateral Account") and all rights of the Pledgor against the Securities Intermediary in connection with the Collateral Account; and

     (b) all Investment Property, Security Entitlements, Financial Assets, Certificated Securities, Uncertificated Securities, money, Deposit Accounts, Instruments, General Intangibles, and all other investments or property of any sort now or hereafter held, maintained or administered in the Collateral Account; and

     (c) all rollovers, renewals or reinvestments of any of the foregoing property; and

     (d) all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, dividends, rights to interest, interest payments, dividends paid in stock, rights under hedge or derivative transactions, equity swaps, caps, floors or collars, new securities or other property which the Pledgor is or may hereafter become entitled to receive on account of or related to any of the foregoing property; and

     (e) to the extent not otherwise included, all cash and non cash Proceeds and Products of any and all of the foregoing property or replacements thereof or substitutions therefor.

     3.  Financing Statements, Etc.

     (a) Financing Statements. The Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment in order to perfect and protect the security interest of the Administrative Agent in the Collateral.

     (b) Continuing Security Interest. The Pledgor acknowledges and agrees that the security interest of the Administrative Agent in the Collateral constitutes continuing collateral security for all of the Secured Obligations which shall remain in effect until terminated in accordance with Section 25.

     4. Representations and Warranties. In addition to the representations and warranties of the Pledgor set forth in the Credit Agreement, which are incorporated herein by this reference, the Pledgor represents and warrants to the Administrative Agent that:

                                  Schedule 3-3

     (a) Ownership and Authority. The Pledgor is the sole legal and beneficial owner of the Collateral and has the right, power and authority to pledge, assign, transfer, hypothecate and set over to the Administrative Agent and grant to the Administrative Agent a security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement.

     (b) Legal Name; State of Organization. The Pledgor's exact corporate or organizational name is "Getty Images, Inc.", the jurisdiction of its incorporation or organization (and for the prior four months has been its location) is the State of Delaware and the identification number given by its jurisdiction of incorporation or organization is 2792590.

     (c) Validity of Security Interest. This Agreement creates a valid security interest in favor of the Administrative Agent, its successors and assigns, for the ratable benefit of the Lenders, in all of the Collateral. Upon the Administrative Agent's obtaining Control with respect to the Collateral Account, the Administrative Agent will have a first priority perfected security interest in the Collateral Account and all Investment Property, Security Entitlements, Financial Assets, Certificated Securities, Uncertificated Securities, money, Deposit Accounts, Instruments, General Intangibles, and all other investments or property of any sort now or hereafter held, maintained or administered in the Collateral Account. Except as set forth in this subsection (c), no action is necessary to perfect or otherwise protect such security interest.

     (d) Absence of Liens. The Collateral is free and clear of all Liens other than (i) the security interest of the Administrative Agent created hereby and
(ii) the lien of the Securities Intermediary for payment of fees and expenses arising under the agreements between the Pledgor and the Securities Intermediary pursuant to which the Collateral Account was established and is maintained.

     (e) Deposit Account. The Collateral includes a Deposit Account maintained at Bank of America with a principal balance of not less than the sum of (i) aggregate undrawn amount of all outstanding Existing Letters of Credit plus (ii) the aggregate of all Unreimbursed Amounts with respect to any Existing Letters of Credit, including all outstanding L/C Borrowings with respect to any Existing Letters of Credit.

     (f) No Transfer Restrictions. Except for restrictions imposed by the Loan Documents, the Collateral is free of contractual restrictions that might prohibit, impair, delay or otherwise affect the pledge of any Collateral hereunder or the sale or disposition thereof pursuant hereto.

     (g) Consents. Except obtaining Control to perfect the security interest granted by the Pledgor pursuant hereto, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including any stockholder, member or creditor of the Pledgor), is required (i) for the granting of the security interest by the Pledgor pursuant hereto or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) or the exercise by the Administrative Agent of the rights and remedies provided for in this Agreement.

The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall be deemed restated automatically at each such time as any additional Collateral is delivered hereunder to the Administrative Agent.

                                  Schedule 3-4

     5. Covenants. In addition to the covenants of the Pledgor set forth in the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations shall remain unpaid or unsatisfied, the Pledgor shall:

     (a) Defense of Collateral. At its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the security interest of the Administrative Agent in the Collateral and the priority thereof against any Lien.

     (b) Disposition of Collateral. Not make or permit to be made any sale, transfer or other disposition of any of the Collateral or grant any option, warrant or other right or interest with respect to, any of the Collateral.

     (c) Deposit Account. Maintain in the Collateral Account at all times a Deposit Account maintained at Bank of America with a principal balance of not less than the sum of (i) aggregate undrawn amount of all outstanding Existing Letters of Credit plus (ii) the aggregate of all Unreimbursed Amounts with respect to any Existing Letters of Credit, including all outstanding L/C Borrowings with respect to any Existing Letters of Credit.

     (d) No Withdrawals. Not (i) withdraw or pay any funds from the Collateral Account or deliver, surrender or otherwise transfer any Securities or other property from the Collateral Account or (ii) permit any funds to be withdrawn or paid from the Collateral Account or permit any securities to be delivered, surrendered or otherwise transferred from the Collateral Account, except in each case with the express prior written consent of the Administrative Agent.

     (e) No Liens. Not make or permit to be made an assignment, pledge or hypothecation of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral other than the security interest of the Administrative Agent created hereby.

     (f) Change of Name, Identity or Structure. Promptly to notify the Administrative Agent in writing of any change (i) in its corporate or organization name, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to the Collateral, (iii) in its identity, type of organization, corporate structure or jurisdiction of incorporation or organization or (iv) in its Federal Taxpayer Identification Number or other identification number given by its jurisdiction of incorporation or organization, and not to effect or permit any change referred to in clauses (i) through (iv) unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

     (g) Taxes. Pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any of the Collateral.

     6. Further Assurances. The Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time request to better assure, preserve, protect and perfect the Lien of the Administrative Agent in the Collateral and the rights

                                  Schedule 3-5
and remedies of the Administrative Agent hereunder, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest hereunder and the filing of any financing statements or other documents in connection herewith or therewith.

     7.  Voting Rights.

     (a) Prior to the Occurrence of a Default. So long as no Default or Event of Default shall exist or result therefrom and so long as written notice has not been given by the Administrative Agent to the Pledgor at the request of or with the consent of the Required Lenders, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the judgment of the Required Lenders, such action would have a material adverse effect on the value of the Collateral or any part thereof or the interest of the Administrative Agent therein.

     (b) Upon the Occurrence of a Default. Upon the occurrence and during the continuance of a Default or an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease upon written notice thereof from the Administrative Agent, and all such rights shall thereupon become vested in the Administrative Agent, for its benefit and the ratable benefit of the other Lenders, who shall thereupon have the sole right to exercise such voting and other consensual rights.

     8.  Rights of Administrative Agent.

     (a) Power of Attorney. The Pledgor hereby appoints the Administrative Agent the attorney-in-fact of the Pledgor, effective upon the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent's name or in the name of the Pledgor:

         (i) receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same;

         (ii) perfect or continue perfected, maintain the priority of or provide notice of the Administrative Agent's security interest in the Collateral;

         (iii) exercise exclusive control over the Collateral Account and refuse to permit further withdrawals from the Collateral Account;

                                  Schedule 3-6

         (iv) execute any and all endorsements, assignments or other documents and instruments necessary to sell, assign, convey or otherwise transfer title in or dispose of the Collateral; and

         (v) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Pledgor, which the Administrative Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Administrative Agent's security interest therein and to accomplish the purposes of this Agreement.

The foregoing power of attorney is coupled with an interest and irrevocable so long as any of the Secured Obligations shall remain unpaid or unsatisfied. The Pledgor hereby ratifies, to the fullest extent permitted by applicable Laws, all that the Administrative Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this subsection (a).

     (b) Performance of Pledgor Obligations. The Administrative Agent may perform or pay any obligation which the Pledgor has agreed to perform or pay under or in connection with this Agreement, and the Pledgor shall reimburse the Administrative Agent on demand for any amounts paid by the Administrative Agent pursuant to this subsection (b).

     (c) Administrative Agent's Duties. Notwithstanding any provision contained in this Agreement, the Administrative Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Pledgor or any other Person for any failure to do so or delay in doing so.

     (d) Rights of Required Lenders. All rights of the Administrative Agent under this Agreement, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

     9. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

     10. Remedies.

     (a) General Remedies. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable Laws. Without limiting the generality of the foregoing, the Pledgor agrees that the Administrative Agent may:

         (i) exercise exclusive control over the Collateral Account and instruct the Securities Intermediary to cease complying with entitlement orders or other directions concerning the Collateral Account originated by the Pledgor;

         (ii) instruct the Securities Intermediary to deliver or disburse any or all of the Collateral directly to, and transfer same into the name of, the Administrative Agent or to the name of its nominee (the Pledgor hereby irrevocably constituting and appointing the Administrative Agent its attorney-in-fact with full power of substitution to do so);

                                  Schedule 3-7

          (iii) instruct the Securities Intermediary to sell for the account of the Administrative Agent all or any part of the Collateral and remit the proceeds thereof directly to the Administrative Agent;

          (iv) obtain from the Securities Intermediary, or from any other Person holding the Collateral, any and all information with respect to the Collateral, without the consent of or notice to the Pledgor;

          (v) exercise all voting and other consensual rights pertaining to the Collateral or any part thereof as provided in Section 7(b) above;

          (vi) receive all dividends and all other distributions of any kind on all or any of the Collateral; and

          (vii) sell, resell, assign, transfer or otherwise dispose of any or all of the Collateral at public or private sale or at any broker's board or on any securities exchange, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Administrative Agent deems advisable; provided, however, that the Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Administrative Agent.

     (b) Sale of Collateral. Each purchaser at any sale pursuant to this Agreement shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the fullest extent permitted by applicable Laws, all rights of redemption, stay and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Neither the Administrative Agent's compliance with the UCC or any other applicable requirement of Law, in the conduct of any sale made pursuant to this Agreement, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. The Administrative Agent shall give the Pledgor 10 days' written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9A-612 of the UCC) of the Administrative Agent's intention to make any sale of Collateral. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. To the fullest extent permitted by applicable Laws, the Administrative Agent or any other Lender may bid for or purchase the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Administrative Agent or such Lender from the Pledgor as a credit against the purchase price and the Administrative Agent or such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes

                                  Schedule 3-8
hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. To the fullest extent permitted by applicable Laws, any sale pursuant to the provisions of this subsection (b) shall be deemed to conform to the commercially reasonable standards as provided in Section 9A-610(b) of the UCC.

     (c) Proceeds Account. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under any Existing Letter of Credit) upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, at its option,
(i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Administrative Agent for such purpose (which shall constitute part of the Collateral hereunder) until such time as the Administrative Agent may elect to apply such proceeds to the Secured Obligations, and the Pledgor agrees that such retention of such proceeds by the Administrative Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Administrative Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable Laws. The Pledgor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, the Pledgor shall not have any right of withdrawal with respect to such funds. Accordingly, the Pledgor irrevocably waives until the termination of this Agreement and the security interest of the Administrative Agent created hereby in accordance with Section 25 the right to make any withdrawal from the Proceeds Account and the right to instruct the Administrative Agent to honor drafts against the Proceeds Account.

     (d) Retention of Collateral. The Administrative Agent may, after providing the notices required by Section 9A-505(2) of the UCC or otherwise complying with any requirement of applicable Laws, accept or retain the Collateral or any part thereof in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

     (e) Duty of Care. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Neither the Administrative Agent nor any of its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

                                  Schedule 3-9

     (f) Application of Proceeds. Subject to subsection (d) above, the cash proceeds actually received from the sale or other disposition or collection of the Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied:

          First, to payment of any reasonable fees, costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with sale or other disposition or collection of Collateral;

          Second, to payment of any fees, costs, or out-of-pocket expenses (including Attorney Costs) payable to the Administrative Agent under this Agreement;

          Third, to payment in full of the Secured Obligations (to the extent not included in clause First or Second above); and

          Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Pledgor or as otherwise required by Law.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. The Pledgor shall remain liable to the Administrative Agent and the Lenders for any deficiency which exists after any sale or other disposition or collection of the Collateral.

     11. Certain Waivers. The Pledgor waives, to the fullest extent permitted by applicable Laws, (a) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations;
(b) any right to require the Administrative Agent (i) to proceed against any Person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Administrative Agent's power, or
(iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (c) all claims, damages, and demands against the Administrative Agent arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

     12. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 10.02 of the Credit Agreement.

     13. No Waiver; Cumulative Remedies. No failure by the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of any single breach or default under this Agreement shall be deemed a waiver of any other breach or default. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any

                                  Schedule 3-10
rights, remedies, powers and privileges that may otherwise be available to the Administrative Agent and the Lenders. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

     14.  Costs and Expenses; Indemnification; Other Charges.

     (a) Costs and Expenses. The Pledgor agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable fees, costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with (i) the administration of this Agreement (including the customary fees and charges of the Administrative Agent or any of its Affiliates for any audits conducted by it or on its behalf with respect to Collateral);
(ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral (including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral); (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent and the Lenders under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Secured Obligations and during any legal proceeding, including any proceeding under any Pledgor Relief Law); or (iv) the failure of the Pledgor to perform or observe any its obligations under this Agreement.

     (b) Indemnification. The Pledgor shall indemnify and hold harmless the Administrative Agent and its Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The agreements in this subsection (b) shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all the Secured Obligations.

     (c) Additional Secured Obligations. All amounts due under this Section shall be payable within 10 days of written demand therefor. If any amount payable by the Pledgor under this Agreement is not paid when due, such amount shall (i) thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (ii) be additional Secured Obligations secured hereby and by the other Collateral Documents.

     15. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and, except that the Pledgor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Pledgor without such consent shall be null and void).

                                 Schedule 3-11

     16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN WASHINGTON; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     17. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless in writing signed by the Administrative Agent and the Pledgor, subject to any consent required in accordance with Section 10.01 of the Credit Agreement, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit under the Credit Agreement shall not be construed as a waiver of any Default under the Credit Agreement.

     18. Integration. This Agreement, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

     19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Incorporation of Provisions of the Credit Agreement. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article X thereof, such provisions are incorporated herein by this reference.

     21. No Inconsistent Requirements. The Pledgor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

     22. Termination. This Agreement and the security interest in the Collateral shall terminate when all of the Secured Obligations shall have been finally and indefeasibly paid in full; provided, however, that the obligations of the Pledgor under Section 16 shall survive such termination.

                                  Schedule 3-12

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                           GETTY IMAGES, INC.


                                           By: _________________________________

                                           Name: _______________________________

                                           Title: ______________________________

                                           BANK OF AMERICA, N.A., as
                                           Administrative Agent


                                           By: _________________________________

                                           Name: _______________________________

                                           Title: ______________________________

                                  Schedule 3-13

                                                                     EXHIBIT E-4

                 FORM OF GETTY COMMUNICATIONS SECURITY AGREEMENT


                               Dated 19 July 2002


                          GETTY COMMUNICATIONS LIMITED

                                   as Chargor

                                  in favour of

                              BANK OF AMERICA, N.A.

                               as Security Trustee



                     ----------------------------------------

                             CHARGE OVER TRADE MARKS

                     ----------------------------------------

THIS DEED dated 19 July 2002

BETWEEN:

(1) GETTY COMMUNICATIONS LIMITED (formerly known as Getty Communications plc) a company incorporated in England and Wales with registered number 3005770 and whose registered office is at 101 Bayham Street, Camden Town, London NW1 OAG (the "Chargor"); and

(2) BANK OF AMERICA, N.A., a national banking association, in its capacity as agent and security trustee for and on behalf of the Beneficiaries (the "Security Trustee")

WHEREAS:

(A) The Lenders have agreed to make a revolving credit facility of up to US$85,000,000 available to the Getty Images, Inc., a Delaware Corporation (the "Borrower") on the terms and conditions set out in the Agreement.

(B) It is a condition of the Lenders making the credit facility referred to above available to the Borrower that the Chargor charges all its right title and interest in the Charged Rights in favour of the Security Trustee for and on behalf of the Beneficiaries by way of security for the Secured Obligations.

WITNESSES as follows:

      1.        INTERPRETATION

      1.1       Definitions

              Throughout this Deed, including the Recitals and Schedules, the following words and phrases shall have the following meanings:

              Act: the Law of Property Act 1925;

              Agreement: the Credit Agreement dated 19 July 2002 made between the Borrower, the Lenders (as defined therein) and the Bank of America, N.A. in its capacity as Administrative Agent, Security Trustee, Swing Line Lender and L/C Issuer (as amended, restated, modified, renewed, supplemented, extended or novated from time to time);

              Beneficiaries: the Security Trustee and the Lenders and "Beneficiary" means any one of them;

              Charged Rights: means all rights titles and interests charged, assigned and licensed or to be charged, assigned and licensed under the Security, including the Registered Rights, the Unregistered Rights, the Copyrights, the Licences-Out, the Licenses-In (as defined in Clause 2) and all other rights, titles and interests of whatever nature set out in Clause 2;

              Expenses: all banking, legal and other costs, charges, expenses and/or liabilities (including any VAT thereon) including any expenses in relation to any renewal fees paid or, if earlier, incurred by or on behalf of the Security Trustee or any Receiver in each case on a full indemnity basis (i) in relation to the Loan Documents or all or any of the Charged Rights including any proceedings in respect of the Charged Rights, in negotiating and completing any security comprised in the Loan Documents, in protecting, preserving, improving, considering the enforcement or exercise of or, enforcing or exercising or attempting to enforce or exercise, any rights under or security comprised in the Loan Documents; and/or (ii) in procuring the compliance with, or performance of, any of the covenants and/or obligations of any party to any of the Loan Documents (other than the Security Trustee) including, without limitation, the principal amount of any borrowings, together with interest thereon and all other expenses and/or liabilities of the Security Trustee or any Receiver paid or incurred from time to time in relation to the exercise of any right or power on the part of the Security Trustee or any Receiver referred to in the Loan Documents;

              Material Trade Mark: means any Registered Right (as defined in Clause 2), which the Chargor reasonably determines (i) to have a material fair market value or (ii) is necessary or desirable for the conduct of its business;

              Notice of Assignment: unless the Security Trustee otherwise agrees, a notice of assignment substantially in the form set out in Schedule 2;

              OHIM means the Office for Harmonisation in the Internal Market;

              Receiver: a receiver and/or manager (including as the context admits, an administration receiver) appointed under this Deed;

              Secured Obligations: collectively (i) all advances to, and debts, liabilities, obligations covenants and duties of the Borrower arising under the Agreement and each other Loan Document or otherwise with respect to any Loan or Letter of Credit, (ii) all debts, liabilities, obligations, covenants and duties of the Borrower or any of its subsidiaries owing to any Lender or any Affiliate of any Lender and arising under any Specified Swap Contract, including liabilities and obligations arising in connection with or as a result of early termination of any such Swap Contract; (iii) all debts, liabilities, obligations, covenants and duties of the Borrower or any of its subsidiaries arising under the Overdraft Facility Agreement; and (iv) all debts, liabilities, obligations, covenants and duties of the Chargor under this Deed in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Chargor or any Loan Party or any Affiliate thereof in any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding;

              Security: the security from time to time created by or pursuant to the terms of this Deed;

              Specified Swap Contract: any Swap Contract that (i) is made or entered into at any time, or in effect at any time, whether directly or indirectly, and whether as a result of assignment or transfer or otherwise, between any Lender or any Affiliate of a Lender and the Borrower or any subsidiary of the Borrower and (ii) is permitted by section 7.03(a) of the Agreement;

              Specified Trade Marks: the registered trade marks and the trade marks in respect of which an application for registration has been filed, as listed in Schedule 1; and VAT: value added tax or any similar tax substituted therefor.

          1.2   Construction

          1.2.1 Words and phrases which are not defined in this Deed but which are defined in the Agreement, the Act or the Insolvency Act 1986 shall be construed as having the meanings ascribed them therein.

          1.2.2 In construing this Deed, general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact they are preceded by words indicating a particular class of acts, matters or things and general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words. In addition, the words "any of" shall be construed as a reference to any one or more (including all) other rights, assets, liabilities or other thing referred to. "Including" "includes" and "in particular" are illustrative, none of them shall limit the sense of the words preceding it and each of them shall be deemed to incorporate the expression "without limitation".

          1.2.3 This Deed and the Security shall be enforceable notwithstanding any change in the constitution of the Security Trustee or its absorption in or amalgamation with or the acquisition of all or part of its undertaking by any other Person.

          1.2.4 The headings in this Deed are inserted for convenience only and shall not affect its construction or interpretation and references to a Clause or Schedule are (unless otherwise stated) to a Clause in, or a Schedule to, this Deed.

          1.2.5 Any reference in this Deed to "this Deed" or to any other agreement or document shall, unless the context otherwise requires, be construed as a reference to this Deed or to such other agreement or document as the same may from time to time be amended, varied, supplemented, novated or replaced and shall include any document which is supplemental to, is expressed to be collateral with, or is entered into pursuant to or in connection with, the terms of this Deed or of such other agreement or document.

          1.2.6 The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its validity or enforceability under the law of any other jurisdiction.

          1.2.7 Save where the context otherwise requires, the plural of any term includes the singular and vice versa.

          1.2.8 Any reference in this Deed to any statute or statutory provision shall, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as in force at the date of this Deed and as subsequently re-enacted or consolidated and shall also include all instruments, orders and regulations for the time being made thereunder or deriving validity therefrom.

          1.2.9 The terms of this Deed may only be enforced by a party to it and the operation of the Contracts (Rights of Third Parties) Act 1999 is excluded.

          1.2.10 Any reference to this Deed to the "winding up", "dissolution", or "bankruptcy" of a Person shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such Person is incorporated or constituted or of any jurisdiction in which such Person carries on business.

          1.2.11 In this Debenture the expressions "the Borrower", "the Chargor" and the "Security Trustee" shall, unless the context otherwise requires, include their respective assignees or successors in title, whether immediate or derivative in relation to their respective interests.

          1.2.12 A reference in Clause 4 to a Person's knowledge information and belief or awareness or any similar expression shall be deemed to include the knowledge, information, belief or awareness which that Person would have if it had made due and careful enquiries immediately before giving the representations and warranties, including the knowledge, information, belief and awareness of its officers and senior employees, each Subsidiary and Affiliate and their officers and senior employees.

          2.     CHARGING PROVISIONS

          2.1    Charge over Trade Marks

                 The Chargor with full title guarantee and as a continuing security for the payment and discharge of the Secured Obligations charges by way of fixed charge to the Security Trustee as agent and trustee for and on behalf of the
                 Beneficiaries:

                 2.1.1 all its rights, title and interest in and to the
                       Specified Trade Marks and all other registered trade marks and trade mark applications, both present and future, in the United Kingdom and elsewhere worldwide, acquired by or otherwise belonging to the Chargor, together with all the goodwill of its business in connection with the goods to which such registered trade marks or such applications relate (together the "Registered Rights");

                 2.1.2 all its rights, title and interest in and to all its other goodwill, both present and future, in the United Kingdom and elsewhere worldwide, and all unregistered trade marks and trade names presently and hereafter created, acquired or otherwise belonging to the Chargor in the United Kingdom and elsewhere worldwide, and all common law rights which may be owned from time to time by the Chargor in or in connection with such rights (together the "Unregistered Rights");

                 2.1.3 all its rights, title and interest in and to all
                       copyrights, both present and future, in the United Kingdom and elsewhere worldwide, in respect of any logo relating to the Registered Rights and Unregistered Rights (together the "Copyrights");

                 2.1.4 all its rights and causes of action in respect of any infringement of the Registered Rights, Unregistered Rights and Copyrights whether accruing before or after the date hereof; and

                 2.1.5 all its rights, title and interest in and to the
                       Licences-Out and to the Licences-In (as defined in Clauses 2.2 and 2.3 below).

          2.2    Assignment by way of Security

                 2.2.1 To the extent that the same are capable of being assigned by the Chargor, the Chargor with full title guarantee and as continuing security for the payment, performance and discharge of the Secured Obligation hereby assigns and agrees to assign by way of security to the Security Trustee as agent and trustee for the Beneficiaries all its right, title, interest in and to and the benefit of all agreements and licences relating to the Registered Rights, the Unregistered Rights and the Copyrights entered into by the Chargor and listed in Schedule 3 or otherwise entered into after the date of this Deed, in the United Kingdom and elsewhere worldwide as the Security Trustee may direct (together the "Licences-Out").

                 2.2.2 The Chargor undertakes to hold on trust for the Security
                       Trustee as agent and trustee for the Beneficiaries the entire interest of the Chargor in and to any and all of the Licenses-Out together with the entire benefit of such rights including without limitation all proceeds, money and other rights and benefits to which the Chargor is beneficially entitled in respect of the exercise of such rights.

                 2.2.3 On payment or discharge in full of the Secured
                       Obligations to the satisfaction of the Security Trustee, (acting reasonably), the Security Trustee shall, promptly on receipt of a request and at the expense of the person lawfully requiring the Security Trustee so to do, re-assign any of the Charged Rights described in this Clause 2.2 then vested in it.

          2.3    Licence by way of Security

                 2.3.1 To the extent that the same are capable of being
                       sub-licensed by the Chargor, the Chargor with full title guarantee and as a continuing security for the payment and discharge of the Secured Obligations hereby licences and agrees to licence by way of security to the Security Trustee as agent and trustee for the Beneficiaries all its right, title, interest in and to and the benefit of all agreements and licences relating to the use or exploitation of the Registered Rights, the Unregistered Rights and the Copyrights belonging to third parties or to which the Chargor is not absolutely entitled, both present and future, in the United Kingdom and elsewhere worldwide as the Security Trustee may direct (together the "Licences-In"). For the purposes of this Clause, the terms "Registered Rights", "Unregistered Rights" and "Copyrights" shall have the meaning ascribed in Clauses 2.1.1, 2.1.2 and 2.1.3, with the necessary changes.

                 2.3.2 The Chargor undertakes to hold on trust for the Security
                       Trustee as agent and trustee for the Beneficiaries the entire interest of the Chargor in and to any and all of the Licenses-In, together with the entire benefit of such rights including without limitation all proceeds, money and other rights and benefits to which the Chargor is beneficially entitled in respect of the exercise of such rights.

                 2.3.3 On payment or discharge in full of the Secured
                       Obligations to the satisfaction of the Security Trustee, (acting reasonably), any licence granted by the Chargor pursuant to Clause 2.3.1 shall automatically terminate with immediate effect.

          2.4    Further Advances

                 The Security secures present and future advances.

          3.     PAYMENT OF THE SECURED OBLIGATIONS

          3.1    Covenant

                 The Chargor hereby covenants to pay and discharge to the Security Trustee the Secured Obligations on the due date or dates for payment and discharge or, in the absence of any such date, forthwith upon any demand made by the Security Trustee.

          3.2    Aggregate Liability

                 The aggregate liability of the Mortgagor under this Deed shall be limited to an amount not exceeding the proceeds from enforcing the security created by this Deed and the liability of the Mortgagor under this Deed shall be satisfied solely by the sale of the Charged Rights pursuant to the terms of this Deed.

          3.3    Interest

                 Save to the extent that the Security Trustee is otherwise entitled to do so under the Agreement, interest may be added by the Security Trustee to any Secured Obligations which shall remain unpaid on the due date for payment, from such date until payment (whether before, on or at any time after demand or judgment or the liquidation of the Borrower and/or at any time after demand or judgment or the liquidation of the Chargor) at the Default Rate.

          4.     REPRESENTATIONS AND WARRANTIES

                 The Chargor represents and warrants to the Security Trustee for and on behalf of the Beneficiaries in respect of itself that:

                 4.1 Beneficial owner: it is the sole legal and beneficial owner of the Charged Rights free and clear from any Lien other than under or pursuant to the Agreement or this Deed, equities or claims of any kind and all of the Charged Rights that are reasonably necessary for the conduct of its business are in full force and effect;

                 4.2 Enforceability: it has not done or omitted to do any act, matter or thing in respect of any of the Charged Rights which would or might be reasonably likely to impinge upon the validity or enforceability of any of the Charged Rights or upon its right to use the Charged Rights nor does it have any outstanding obligations whether as to payment or otherwise which if left outstanding would or might be reasonably likely to so impinge;

                 4.3 No third party interests: except as disclosed by the Chargor in Schedule 3, it has not granted and is not obliged to grant any licences of, nor are there any subsisting agreements under which it has granted to any third party, any rights or interest under or in connection with the Charged Rights;

                 4.4 No infringements of third party rights: so far as it is aware none of the processes, products or activities of its business or its use of any of the Charged Rights infringes any right of any other Person;

                 4.5 No claims: except as disclosed by the Chargor in Schedule 3, none of the Charged Rights is the subject of any claim, opposition, assertion, infringement, attack, right, action or other restriction or arrangement of whatsoever nature which does or may impinge upon the validity, enforceability or ownership of the Charged Rights or upon its utilisation of the Charged Rights (or any part of the Charged Rights) howsoever. Without prejudice to the generality of the foregoing, no holding, decision or judgment has been rendered by any governmental or other authority or agency which would limit, cancel or question the validity of any of the Charged Rights;

                 4.6 Registrations: the Chargor is the registered proprietor or applicant for registration of all the trade marks specified in Schedule 1;

                 4.7 Applications: all steps necessary for prosecuting applications identified as applications in Schedule 1 have been properly taken and all registrations identified as such in Schedule 1 are valid and enforceable;

                 4.8 Status: it is a limited liability company duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the power and authority to own its assets and to conduct the business and operations which it conducts or proposes to conduct;

                 4.9 Powers and authority: it has full power and authority to enter into and perform this Deed and has taken all necessary corporate or other action to authorise the execution, delivery and performance of this Deed;

                 4.10 Authorisations: all action, conditions and things required by all applicable laws and regulations to be taken, fulfilled and done in order to (i) enable it lawfully to enter into, exercise its rights under and perform and comply with its obligations under this Deed,
                        (ii) ensure that those obligations are valid, legally binding and enforceable and (iii) make this Deed admissible in evidence in England and Wales and (if different) its jurisdiction of incorporation and any other jurisdiction in which any of its assets may be situated have been taken, fulfilled and done (or, in the case of registrations, will be effected within any applicable required period);

                 4.11 Non-violation: the execution by it of this Deed and the exercise by it of its rights and performance of or compliance with its obligations under this Deed do not violate (i) any existing law or regulation to which it or any of its assets is subject or (ii) any agreement to which it is a party or which is binding on it or any of its assets; and

                 4.12 Obligations binding: its obligations under this Deed are valid, legally binding and enforceable.

                 5.     COVENANTS

                 5.1    Covenants relating to the Charged Rights

                        The Chargor hereby covenants with the Security Trustee that, in respect of the Charged Rights, it will:

                 5.1.1 Registration: duly and promptly register any Security capable of registration in such register(s) or with such authorities as may be available for such purpose in the United Kingdom and at OHIM and in such name(s) as may be required by the law and practice of place of registration;

                 5.1.2 Registration fees: pay all application, registration, renewal and other fees necessary for effecting or renewing registrations of, or protecting, maintaining or defending, the Charged Rights or required to be made under Clause 5.1.1 before the latest time provided for payment thereof and do all other acts and things necessary for maintaining the Charged Rights in full force and effect and (if so required by the Security Trustee) send or deliver to the Security Trustee the receipt for every such payment immediately after it has been made and the Chargor shall procure that any agents acting for it shall agree in writing to notify the Security Trustee of any registration, renewal or other fees due in respect of any of the Charged Rights and of any such acts or things reasonably necessary for protecting and maintaining any of the Charged Rights before such payment is due or such act or thing must be done;

                 5.1.3 Copyright Use: where reasonably practicable, use the Copyright for each material work with such notice of copyright as may be required by law to secure copyright protection;

                 5.1.4 Trade mark Use: (i) continue to use each Registered Right in full force free from any claim of abandonment for non-use; and (ii) maintain as in the past the quality of products and services offered under each Registered Right and Unregistered Right; and (iii) use where reasonably practicable each Registered Right and Unregistered Right with the appropriate trade mark notice or other markings as may be necessary or appropriate under the laws or regulations of the territory in question;

                 5.1.5 Protection: use all reasonable endeavours to protect, maintain, and safeguard the Charged Rights in (1) such territories as they are registered or where an application for registration has been filed; and (2) any other territories in which they are actively used to any material extent;

                 5.1.6 Infringement of Charged Rights: notify the Security Trustee promptly of any infringement, suspected infringement, or, where appropriate, breach of any of the Charged Rights which may come to its notice and supply the Security Trustee with all information in its possession relating thereto;

                 5.1.7 Applications: use all reasonable endeavours and do all such necessary acts to diligently pursue each application (and to obtain the relevant registration) of such of the Charged Rights as are applications for a registered intellectual property right.

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                 5.1.8  Challenge to Applications: notify the Security Trustee promptly of any objection, opposition or other challenge to any trade mark application that is a Registered Right or if any trade mark that is the subject of such application is not permitted to be registered by any registry or other authority or agency and supply the Security Trustee with all information in its possession relating thereto and use all reasonable endeavours, to procure the registration of such trade mark application and/or defeat or reduce the effect of any objection, opposition or challenge;

                 5.1.9 Proceedings: commence and prosecute diligently in its own name or, at the absolute discretion of the Security Trustee, allow the Security Trustee in the Chargor's name or in its own name to commence and/or prosecute, all proceedings as may be commenced by or in the name of the Chargor and as may be necessary and reasonably practicable to prevent infringement or breach or continued infringement or breach of any of the Charged Rights, whether such infringement or breach occurred before or after the date of this Deed, including without limitation by way of seeking damages in respect of an infringement or breach of the Charged Rights, all such proceedings to be undertaken at the expense of the Chargor;

                 5.1.10 Infringement of third party rights: notify the Security
                        Trustee promptly of any claim which may come to its notice that the existence or use of any of the Charged Rights infringes the rights of any third party or of any claim in relation to the validity, enforceability, ownership or use of the Charged Rights and supply the Security Trustee with all information in its possession relating thereto and not without the prior written consent of the Security Trustee take any steps to defend, settle or compromise any such claim nor make any admission with respect to any such claim but shall take such steps as the Security Trustee may require in order to defend such claim all such steps to be undertaken at the expense of the Chargor;

                 5.1.11 New Charged Rights: deliver to the Security Trustee within 45 days after the end of each calendar quarter, a listing of all applications, if any, for new Material Trade Marks (together with a listing of the issuance of registrations or letters on present applications), which new applications, issued registrations, letters shall be subject to the terms and conditions hereunder;

                 5.1.12 Freedom from restrictions: ensure that the Charged
                        Rights are at all times free from any restriction which would or might prevent the Charged Rights from being vested absolutely in the Security Trustee so as to perfect its security;

                 5.1.13 Communications: promptly supply to the Security Trustee on written request any documents relating directly or indirectly to the Security provided that the Security Trustee shall not disclose the contents of any such communications to any third party, without the prior written consent of the Chargor save where the Security Trustee is permitted to disclose such communication under the terms of the Agreement;

                 5.1.14 Supply of documents: supply to the Security Trustee on written request any document received by it as holder of the Charged Rights;


                 5.1.15 Deposit of documents of title: promptly at the request of the Security Trustee and from time to time, deposit with the Security Trustee all certificates of registration and documents of title relating to the Charged Rights which it has the right to hold;

                 5.1.16 Obligations generally: comply with its obligations in the Loan Documents and comply with every covenant (whether restrictive or otherwise), obligation and provision on its part to be complied with (and use its best endeavours to procure compliance by each other party thereto with every covenant, obligation and provision on the part of each such other party to be complied with) contained in any document affecting the Charged Rights or their use and enjoyment and not enter into any onerous or restrictive obligations affecting any of the Charged Rights;

                 5.1.17 Indemnity: keep the Security Trustee indemnified against all actions, proceedings, damages, penalties, charges, claims and demands arising in any way out of or in connection with the Charged Rights, whether directly or indirectly and, if so requested by the Security Trustee, make or join in making such objections and representations as the Security Trustee may reasonably require; and

                 5.1.18 Value of the Security: not do or cause or permit to be done anything which is likely in any way to materially depreciate, jeopardise or otherwise prejudice the value of the Security.

                 5.2    Information Covenants

                 5.2.1 General: The Security Trustee may at any time seek from any Person having dealings with the Chargor such information about the Chargor and its affairs as the Security Trustee may reasonably think fit in so far as such information relates to the Security or the Charged Rights. The Chargor hereby authorises and requests any such Person to provide any such information to the Security Trustee and agrees to provide such further authority for this purpose as the Security Trustee may reasonably require from time to time.

                 5.2.2 Investigation of Trade Marks: The Chargor shall, if the Security Trustee so requests at any time, appoint Persons nominated by the Security Trustee to investigate the affairs of the Chargor and any Subsidiary of the Chargor or company of which the Chargor is a Subsidiary in so far as they relate to the Charged Rights. For the purposes of this Clause 5.2.2, the Chargor authorises the Security Trustee to make such appointment on its behalf. In every case, the reasonable costs, fees and expenses of such Persons shall be paid by the Chargor, but the Security Trustee may, at its sole discretion, pay such costs, fees and expenses on behalf of the Chargor and, in such case, the Chargor agrees to reimburse the Security Trustee forthwith on demand.

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                 6.     NEGATIVE PLEDGE

                        The Chargor hereby covenants with the Security Trustee, in respect of the Charged Rights, that it will not:

                 6.1 Encumbrances: create or permit to subsist any Lien on or over the Charged Rights ranking in priority to, pari passu with or subsequent to the Security; or

                 6.2 Dispositions of the Charged Rights: (save as may be required pursuant to any statute) sell, transfer, assign, lease, lease-out, lend, license, sub-licence, authorise or permit any Person to use or exploit or otherwise grant any interest in or otherwise dispose of or grant any rights (whether of pre-emption or otherwise) over (other than to the Security Trustee or a nominee of the Security Trustee), all or any of the Charged Rights or any interest therein or enter into any agreement to do any of the same other than where such agreement is conditional upon the consent of the Security Trustee being obtained. Notwithstanding the foregoing, the Security Trustee acknowledges that this Clause shall not prevent or restrict the sub-licensing of the Charged Rights on a non-exclusive basis by any licensee listed in Schedule 3 or any future permitted licensee of the Chargor in the ordinary course of its business.

         6.3 Variation: modify, vary or waive any of the Chargor's rights under or pursuant to any Licences-Out without the prior written consent of the Security Trustee. The Security Trustee shall not unreasonably withhold or delay its consent in respect of any modifications that it considers to have a non-material affect on the Chargor's rights under or pursuant to such Licenses-Out;

         6.4 Condition: do, cause or permit to be done anything or omit to do any act which is likely materially in any way to depreciate, jeopardise or otherwise prejudice the value to the Security Trustee of any of the Charged Rights;

         6.5 Maintenance of Registered Rights: (1) permit any Registered Right to be surrendered, abandoned or to be cancelled or to lapse or to be the subject of a successful claim of revocation as a result of non-use or generic or misleading use; and (2) any Licence-In to be terminated or rescinded or lapse other than by effluxion of time;

         6.6 Alteration of specification: without the Security Trustee's prior written consent, alter any specification for which a trade mark the subject of the Charged Rights has been registered, save for minor amendments made in the ordinary course of the Chargor's business, which shall for the avoidance of doubt not include amendments which result in the deletion or restriction of any part of the specification.

         7.    AUTHORITIES AND PERMISSIONS

         7.1 The Chargor hereby appoints the Security Trustee as its authorised agent to make any filings, registrations or renewals at any registry or with such authorities as may be available for the purpose in the United Kingdom as may be reasonably necessary to give effect to Clause 5.

         7.2 The Chargor hereby irrevocably authorises the Security Trustee, in case it does not carry out any of its obligations under Clause 5, to effect such registrations, renewals, payments and notifications or carry out such acts or things at its own reasonable expense as shall be necessary to protect the Security Trustee's interest under this Deed or to protect or maintain the Charged Rights or any of them.

         7.3 The Chargor hereby agrees that the Security Trustee shall have the right or power, at its sole discretion, to or direct the Chargor to compromise, settle or discontinue any action under Clause 5.1.9 on reasonable terms or grounds and to apply any sum or sums recovered or preserved as a result of any such proceedings towards the discharge, wholly or in part, of the Secured Obligations.

         8.    FURTHER ASSURANCE AND PERFECTION OF SECURITY

         8.1   Further Assurance

         8.1.1 Promptly upon receipt of a request from the Security Trustee, the Chargor shall deliver to the Security Trustee or procure the delivery to the Security Trustee of Notices of Assignment duly executed by the Chargor in respect of such Licences-Out as the Security Trustee may direct and shall use its best endeavours to procure that each of the other parties to such licence or agreement delivers to the Security Trustee a written acknowledgement substantially in the form of the acknowledgement and agreement attached to each such Notice of Assignment.

         8.1.2 The Chargor shall execute in favour of the Security Trustee, or as the Security Trustee may otherwise direct, such further assignments, transfers, mortgages, charges or securities or other documents and do any and all things, as in each such case the Security Trustee shall stipulate in its absolute discretion over the Charged Rights for the purpose of protection, perfecting and enforcing any of the Charged Rights or of more effectively providing security for the payment and discharge of the Secured Obligations or of enabling the Security Trustee to vest any of the Charged Rights in the Security Trustee or its nominee(s), subject to the terms of this Deed.

         8.1.3 The assignments, transfers, mortgages, charges or securities referred to in Clause 8.1.2 shall be in such form and contain such provisions as the Security Trustee reasonably requires. The obligations of the Chargor under Clause 8.1.2 and this Clause
               8.1.3 shall be in addition to and not in substitution for the covenants for further assurance deemed to be included in this Deed by virtue of section 1(2) of the Law of Property (Miscellaneous Provisions) Act 1994.

         8.1.4 The Security Trustee may at any time and from time to time in the exercise of its powers under this Deed have all or any part of the Charged Rights of the Chargor registered in its name or in the name of or otherwise held by one or more nominees on its behalf.

         8.1.5 The Chargor shall, whenever requested by the Security Trustee and at the Chargor's cost, affix to such items of the Charged Rights or indorse or cause to be indorsed on such documents as the Security Trustee shall in each case stipulate, labels, signs or memoranda in such form as the Security Trustee shall require (but not so as to impede or restrict the normal use or operation thereof) referring or drawing attention to the Security.

         8.1.6 For the avoidance of doubt, provided no Default or Event of Default shall have occurred and be continuing:

               8.1.6.1 the Chargor shall be entitled to exercise all its rights in respect of the Charged Rights, subject to the provision of this Deed; and

               8.1.6.2 any proceeds received by the Security Trustee under or in respect of the Charged Rights by virtue of the provisions of this Deed shall be paid by the Security Trustee to the Chargor but only to the extent that such proceeds are not required to be applied at such time towards the discharge of the Secured Obligations pursuant to the terms of this Deed.

         8.2   Security in Jeopardy

               If at any time it shall appear to the Security Trustee that any of the Charged Rights shall be in danger of seizure, distress, attachment, execution, diligence or other legal process, or that the Security shall for any other reason be in jeopardy, the Security Trustee shall be entitled without notice to the Chargor to take possession of and hold the same or to appoint a Receiver of such Charged Rights. The provisions of Clause 9 shall govern the appointment, removal and powers of a Receiver appointed under this Clause 8.2 as if he were a Receiver appointed under Clause 9.

         9.    RECEIVERS

         9.1   Appointment of Receiver
               If:

               9.1.1    the Chargor requests that a Receiver be appointed; or

               9.1.2 the Security Trustee becomes aware of the intention of any party to petition for an administration order to be made in relation to the Chargor or any such petition is presented; or

               9.1.3 the Borrower or the Chargor fails duly and punctually to perform or discharge any of the Secured Obligations or the Security Trustee demands the payment or discharge or any of the Secured Obligations (and whether the Borrower or the Chargor is given any time in which to satisfy the same),

               then at any time thereafter the Security Trustee may by writing under its common or corporate seal (as the case may be) or under the hand of any director or manager or other authorised signatory for the time being of the Security Trustee or by deed appoint any Person or Persons to be a Receiver of the whole or any part or parts of the Charged Rights and of all the rights of the Security Trustee contained in this Deed.

         9.2   Joint Receivers

               Where two or more Persons are appointed to be a Receiver, the Security Trustee may in the appointment declare whether any act required or authorised to be done by a Receiver is to be done by all or any one or more of them for the time being holding office and, subject thereto, any such Persons may act jointly and/or severally.

         9.3   Powers of Receiver

               Any Receiver shall (subject to any limitations or restrictions which the Security Trustee may in its absolute and unfettered discretion incorporate in the deed or other instrument appointing him but notwithstanding the liquidation, winding-up, or dissolution at any time of the Chargor and whether or not any such Receiver shall be an administrative receiver) have:

               9.3.1 all the powers conferred from time to time on receivers (whether administrative receivers or otherwise) by law and/or statute (including the Act and the Insolvency Act
                        1986);

               9.3.2 power on behalf and at the cost of the Chargor and whether in the name of the Chargor or otherwise to exercise all the powers and rights of an absolute owner and do or omit to do anything which the Chargor could do or omit to do or could have done or omitted to do but for any incapacity or the appointment of a liquidator, administrator or like officer in relation to the Chargor or the Charged Rights; and

               9.3.3 power to use the name of the Chargor in connection with the exercise of all or any of such powers.

         9.4   Receiver as Agent

               Any Receiver shall, so far as the law allows, be deemed to be the agent of the Chargor for all purposes and the Chargor shall be solely responsible for his acts, defaults, contracts, engagements, omissions, losses, liabilities, misconduct and remuneration and the Security Trustee shall not be under any liability whatsoever in such regard.

         9.5   Remuneration

               The remuneration of the Receiver shall be such sum or rate payable in such manner as may be agreed between him and the Security Trustee at or at any time after his appointment without being limited to the maximum rate specified in section 109(6) of the Act.

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

         9.6   Removal

               The Security Trustee may from time to time under its common or corporate seal (as the case may be) or under the hand of any director, manager or other authorised signatory for the time being of the Security Trustee or by deed remove any Receiver appointed by it and may, whenever it may deem it expedient, appoint or as the case may be apply to the court for the appointment of another qualified Person as a new Receiver in place of any Receiver whose appointment may for any reason have terminated.

         9.7   Application of Proceeds

               Any Receiver shall (so far as the law allows) apply all moneys received by him in the following order:

               9.7.1 in the payment of the costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration and the payment and discharge of any other Expenses incurred by or on behalf of the Receivers;

               9.7.2 in or towards payment of any debts or claims which are by statute payable in preference to the Secured Obligations but only to the extent to which such debts or claims have such preference;

               9.7.3 in or towards the payment and discharge of the balance of the Secured Obligations in accordance with section
                        8.03 of the Agreement; and

               9.7.4 the balance (if any) to the Chargor or as otherwise required by law.

         10.   VARIATION AND EXTENSION OF STATUTORY POWERS

         10.1  Statutory Powers Generally

               The powers conferred on mortgagees or receivers (including administrative receivers) by the Act and the Insolvency Act 1986 shall apply to this Deed except insofar as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the Act and/or the Insolvency Act 1986 and those contained in this Deed the terms of this Deed shall (so far as the law allows) prevail.

         10.2  Security Trustee's Powers

               The restrictions contained in sections 93 and 103 of the Act shall not apply to the Security and the powers contained in section 101 of the Act shall be immediately exercisable at any time after the Security Trustee becomes entitled to appoint a Receiver pursuant to Clause 9.1 and shall be varied and extended so that the Security Trustee shall at any such time be entitled (without prejudice to any other rights or powers of a mortgagee) to exercise any of the powers conferred upon a Receiver by Clause 9 and shall have the benefit of all the provisions of Clause 9.

         10.3  No Liability

               It is agreed and declared that no exercise (whether by the Security Trustee or any Receiver) of any one or more of the powers contained in this Deed shall render the Security Trustee or any Receiver liable for any loss and damage (including, without limitation, loss upon realisation of any of the Charged Rights) save where caused by gross negligence or wilful default on the Security Trustee or any Receiver.

         10.4  Protection for Third Parties

               No third party dealing with the Security Trustee or any Receiver or its or his agents shall, whether before, on or after any contract, disposition or assurance in relation to any Charged Rights in such third party's favour be concerned to enquire whether the Secured Obligations have become payable or whether any power which the Security Trustee or any Receiver purports to exercise has become exercisable or whether any of the Secured Obligations remain undischarged or to see to the application of any money paid to the Security Trustee or any Receiver, nor shall any such third party lending any money to a Receiver be concerned to enquire as to the propriety or purpose of the exercise of such power, or as to the application of any money so borrowed.

         10.5  Delegation

               The Security Trustee or any Receiver may at any time delegate by power of attorney or in any other manner to any Person or Persons all or any of the powers (including the power of attorney contained in Clause 12.1), authorities and discretions which are for the time being exercisable by the Security Trustee or any Receiver under this Deed in relation to the Charged Rights. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Security Trustee or any Receiver may think fit. Neither the Security Trustee nor any Receiver shall, save for their wilful default or gross negligence, be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

         10.6  Suspense Accounts

               The Security Trustee and any Receiver may place and keep (for such time as it shall consider prudent) any money received, recovered or realised pursuant to this Deed in a separate suspense account (to the credit of either the Chargor or the Security Trustee as the Security Trustee shall think fit) without any obligation to apply the same or any part thereof in or towards the discharge of the Secured Obligations.

         10.7  Security Trustee's Power to Remedy Breaches

               If at any time the Chargor fails to perform any of the covenants contained in this Deed it shall be lawful for the Security Trustee, but the Security Trustee shall have no obligation, to take such action on behalf of the Chargor (including, without limitation, the payment of money) as may in the Security Trustee's reasonable opinion be required to ensure that such covenants are complied with and/or such failure remedied. Any losses, costs, charges and expenses incurred by the Security Trustee in taking such action shall be reimbursed by the Chargor on demand.

         10.8  Trustee powers

               The Security Trustee and its nominees may in relation to any of the Charged Rights, at any time exercise all the powers given to trustees by the Trustees Act 1925 to 2000 (as amended) in respect of any securities or property subject to a trust. Any payments made by the Security Trustee under this Clause shall be paid by the Chargor to the Security Trustee forthwith on demand.

         11.   CONTINUING SECURITY

         11.1  Subsequent Charges

               11.1.1 If any Beneficiary receives notice (whether actual or constructive) of any subsequent Lien or other interest affecting any of the Charged Rights or any interest in any of the Charged Rights, or of any other matter which may cause the Security to cease to be a continuing security the Beneficiary may open a new account or accounts for the Borrower and/or the Chargor.

               11.1.2 If the relevant Beneficiary does not open a new account pursuant to Clause 11.1.1 then, unless the Beneficiary shall notify the Borrower and the Chargor to the contrary, it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Borrower and/or the Chargor to the Beneficiary shall be credited or deemed to have been credited to the new account and shall not operate to reduce the amount due from the Borrower and/or the Chargor at the time when it received such notice.

         11.2  General

               The Security shall be a continuing security notwithstanding any settlement of account or other matter whatsoever and is in addition to and shall not merge with or otherwise prejudice or affect (or be prejudiced or affected by) the security created by any deposit of documents, guarantee, lien, pledge, bill, note, charge, mortgage or other security now or hereafter held by the Security Trustee or any right or remedy of the Security Trustee in respect of the same and shall not be in any way prejudiced or affected by the invalidity thereof, or by the Security Trustee now or hereafter dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of the same, or any rights which it may now or hereafter have, or giving time for payment or indulgence or compounding with any other Person liable.

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

         12.   POWER OF ATTORNEY

         12.1  Appointment

               The Chargor, by way of security and in order more fully to secure the performance of its obligations under this Deed, irrevocably appoints the Security Trustee and the Persons deriving title under it and separately any Receiver jointly and severally to be its attorney for and in the name and on behalf and as the act and deed or otherwise of the Chargor to execute as a deed or under hand (as applicable) and deliver and do all such assurances, acts and things which the Chargor is required to execute and do under the covenants and provisions contained in this Deed (including, without limitation, to make any demand upon or to give any notice, receipt or discharge to any Person owing moneys to the Chargor and for any moneys comprised in the Charged Rights and to execute as a deed or under hand (as applicable) and deliver any charges, mortgages, assignments or other security and any transfers of securities) and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed or by statute on the Security Trustee or any such Receiver, and (without prejudice to the generality of the foregoing) to execute as a deed or under hand and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may reasonably deem proper in or for the purpose of exercising any of such powers, authorities and discretions and the Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which such attorney may executor or do.

         13.   PROTECTIVE PROVISIONS

               13.1 Neither the obligations of the Chargor nor the rights and remedies of the any of the Beneficiaries (or any agent or trustee on its behalf) under any of the Loan Documents or otherwise conferred by law shall be discharged prejudiced or impaired by reason of any of the following matters (regardless of whether the Chargor is aware of, or has consented to, the same):

               13.1.1 any variation of any of the Secured Obligations or of the terms or conditions of any of the Loan Documents or of any Lien or Guaranty Obligation held or to be held as security for the payment, performance or discharge of any of the Secured Obligations (any such Lien or Guaranty Obligation referred to in this Deed as "related security");

               13.1.2 any failure on the part of the any of the Beneficiaries (or any agent or trustee on its behalf) (whether intentional or not) to take, perfect or realise (whether in full or in part) the security constituted or intended to be constituted by this Deed or any related security now or in the future agreed to be taken;

               13.1.3 any incapacity or change in the constitution of any party to any of the Loan Documents or to any related security;

               13.1.4 any of the Secured Obligations or any obligation of any Person under any of the Loan Documents or under any related security being or becoming invalid, illegal, void or unenforceable for any reason;

               13.1.5 any time or other indulgence given or agreed to be given to, or other arrangement made with or accepted from, either the Borrower in respect of any of the Secured Obligations or any other Person in respect of any of its obligations under any related security;

               13.1.6 any waiver or release of any of the Secured Obligations or of any obligation of any Person under any related security or any failure to realise, in full or in part, the value of, or any discharge or exchange of the security constituted or intended to be constituted by this Deed or any related security;

               13.1.7 any Person party to any Loan Document or any related security being wound up, dissolved, going into administration or liquidation or making any composition or arrangement with its creditors (whether or not sanctioned by the court and whether or not the any of the Beneficiaries (or any agent or trustee on its behalf) has agreed to such compromise or arrangement) and so that where, by virtue of any compromise or arrangement, any part of the Secured Obligations are transferred to any other Person, this Deed shall have effect as if the expression "Borrower" included such other Person; or

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

               13.1.8 any other act, event or omission which, but for this provision, would or might operate to offer any legal or equitable defence for or impair or discharge any of the Secured Obligations or any obligation of any Person under any related security or prejudicially affect the rights or remedies of the any of the Beneficiaries (or any agent or trustee on its behalf) under this Deed or otherwise conferred by law.

         13.2 The obligations of the Chargor under this Deed are additional to, and not in substitution for, any related security and the Security Trustee may enforce this Deed without first having recourse to any related security and without making or filing any claim or proof in the winding-up, dissolution or bankruptcy of the Borrower or of any other Person or first taking any steps or proceedings against the Borrower or any such Person.

         13.3  Non-Competition

               Until all of the Secured Obligations have been satisfied in full and the Beneficiaries are under no further obligation, actual or contingent, to the Borrower, the Chargor shall not:

               13.3.1 exercise any right of subrogation, indemnity, set-off or counterclaim against the Borrower or any other Person party to any Lien or Guaranty Obligation held or to be held as security for the payment, performance or discharge of the Secured Obligations (any such Lien or Guaranty Obligation together referred to in this Clause
                        13.3 as "related security");

               13.3.2 claim payment of any other monies for the time being due to it by the Borrower or any Person party to any related security by reason of the performance by it of its obligations under any of the Loan Documents or under any related security or on any account whatsoever or exercise any other right or remedy or enforce any related security which it has in respect thereof;

               13.3.3 claim any contribution from any other Person party to any of the Loan Documents or any related security;

               13.3.4 negotiate, assign, charge or otherwise dispose of any monies, obligations or liabilities now or at any future time due or owing to it by the Borrower or any Person party to any related security; or

               13.3.5 claim or prove in a winding-up or dissolution of any other Person party to any of the Loan Documents or any related security in competition with the Security Trustee; and

               if the Chargor receives any sums in contravention of this Clause 13.3, it shall hold them on trust to be applied promptly in or towards the satisfaction of the Secured Obligations.

         13.4     No Security

                  The Chargor warrants that it has not taken, and agrees that it will not take, from the Borrower or any Person party to any related security any Lien or Guaranty Obligation in respect of or in connection with its obligations under this Deed. If the Chargor takes any such Lien or Guaranty Obligation in contravention of this Clause, it shall hold it on trust for the Security Trustee until such time as all of the Secured Obligations have been satisfied in full (and the Security Trustee is not under any further obligation, actual or contingent, to any Person party to the Loan Documents) and shall on request promptly deposit the same with and/or charge the same to the Security Trustee in such manner as the Security Trustee may require as security for the due and punctual payment, performance and discharge by such party of the Secured Obligations.

         14.      INDEMNITIES

         14.1     General

                  The Chargor agrees to indemnify the Security Trustee and any Receiver on demand against all losses, actions, claims, expenses, demands or liabilities whether in contract, tort or otherwise now or hereafter incurred by it or him or by any manager, agent, officer or employee for whose liability, act or omission it or he may be answerable for anything done or omitted in the exercise or purported exercise of the powers contained in this Deed or occasioned by any breach by the Chargor of any of its covenants or other obligations under this Deed or otherwise arising out of or in connection with the Charged Rights or the Security.

         14.2     Taxes

                  The Chargor agrees to indemnify the Security Trustee and any Receiver on demand against all present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent jurisdiction in connection with the execution or enforcement of this Deed or in consequence of any payment made pursuant hereto being impeached or declared void for any reason whatsoever.

         15.      NO WAIVER

                  No failure or delay by the Security Trustee in exercising any right or remedy shall operate as a waiver thereof, nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy as though no waiver had been made and no relaxation or indulgence granted. The rights and remedies provided in the Security are cumulative and not exclusive of any rights or remedies provided by law, any amendment, variation, waiver, release or consent made by the Security Trustee.

         16.      PAYMENT AND DISCHARGE

         16.1     Payment without Deduction

                  All payments to be made to the Security Trustee under this Deed shall be made free and clear of and (save as required by law) without any deduction for or on account of any tax, withholding, charges, set-off or counterclaim. All payments shall be made into such account or accounts as the Security Trustee may from time to time specify for that purpose.

         16.2     Gross-up and Tax Receipts

                  If the Chargor is required by law to make a deduction or withholding from any payment made under this Deed then the sum payable by the Chargor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or been required to be made. If the Chargor makes any payment under this Deed in respect of which it is required by law to make any deduction or withholding it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Security Trustee within thirty days after it has been made such payment to the applicable authority an original receipt or other appropriate evidence issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

         16.3     Reinstatement

                  Any settlement or discharge under this Deed between the Security Trustee and the Chargor shall be conditional upon no security or payment to the Security Trustee by the Chargor or any other Person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency, administration or liquidation for the time being in force, and if such condition is not satisfied, the Security Trustee shall be entitled to recover from the Chargor on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

         16.4     Releases

                  Without prejudice to any terms of the Agreement regarding the giving of consents, releases and/or discharges to facilitate any disposition in relation to the Charged Rights the Security Trustee shall, at the request and cost of the Chargor following the irrevocable payment and discharge of the Secured Obligations and provided that the Security shall not have been enforced, and the Security Trustee is satisfied that such payment is not subject to avoidance or liable to be set aside, refunded or reduced as referred to in Clause 16.2, duly execute and do all such deeds, acts and things as may be necessary to release from the Security the assets which are then subject to it.

         17.      CURRENCY

                  Any amount received or recovered by the Security Trustee in respect of any sum expressed to be due to it from the Chargor under this Deed in a currency other than the currency (the "contractual currency") in which such sum is so expressed to be due (whether as a result of, or of the enforcement of, any judgment or order of the court or tribunal of any jurisdiction, the winding-up of the Chargor or otherwise) shall only constitute a discharge to the Chargor to the extent of the amount of the contractual currency that the Security Trustee is able, in accordance with its usual practice, to purchase with the amount of the currency so received or recovered on the date of receipt or recovery (or, if later, the first date on which such purchase is practicable). If the amount of the contractual currency so purchased is less than the amount of the contractual currency so expressed to be due, the Chargor shall indemnify the Security Trustee against any loss sustained by it as a result, including the cost of making any such purchase.

         18.      NOTICES

         18.1     General

                  Any demand, notice or other communication to be made on or delivered to the Chargor hereunder or in respect of the Secured Obligations shall be made or delivered by facsimile transmission (referred to as "fax") or otherwise in writing and shall be treated as having been served if served in accordance with Clause 18.2. Each demand, notice or other communication to be made on or delivered to any party to this Deed shall (unless that party has by 30 days' written notice to the other party or parties specified another address or fax number) be made or delivered to that other Person at the address or fax number (if any) set out under its name at the end of this Deed.

                  18.2     Mode of Service

                           Service may be made:

                  18.2.1 personally on any director or the company secretary of the Chargor;

                  18.2.2 by leaving it at the address for service of the Chargor referred to in Clause 18.1;

                  18.2.3 by sending it by pre-paid first class letter (or by airmail if to or from an address outside the United Kingdom) through the post to the address for service of the Chargor referred to in Clause 18.1;

                  18.2.4 by fax, to the fax number of the Chargor and so that any fax shall be deemed to be in writing and, if it bears the signature of the server or its authorised representative or agent, to have been signed by or on behalf of the server.

         18.3     Deemed Service

                  Any notice, demand or other communication shall be served or treated as served at the following times:

                  18.3.1 in the case of service personally or in accordance with Clause 18.2.2, at the time of such service;

                  18.3.2 in the case of service by post, at 9.00 a.m. on the working day next following the day on which it was posted, or in the case of service to or from an address outside the United Kingdom, at 9.00 a.m. on the fourth working day following the day on which it was posted; and

                  18.3.3 in the case of service by fax, if sent before 9.00 a.m. on a working day, at 11.00 a.m. on the same day, if sent between 9.00 a.m. and 5.30 p.m. on a working day, two hours after the time of such service, or if sent after 5.30 p.m. on a working day, or if sent on a day other than a working day, at 9.00 a.m. on the next following working day.

                  For the purpose of this Clause 18 the term "working day" shall mean a day (other than a Saturday or a Sunday) upon which the recipient of any demand, notice or other communication is normally open for business in the country of its address for service referred to in Clause 18.1 and references to any time of day shall be construed as references to the time of day in such country.

                  18.4     Proof of Service

                           In proving service of a demand, notice or other communication served:

                  18.4.1 by post, it shall be sufficient to prove that such notice or other communication was correctly addressed, full postage paid and posted; and

                  18.4.2 by fax, it shall be sufficient to prove that the fax was followed by such machine record as indicates that the entire fax was sent to the relevant number.

         19.      SET-OFF

                  The Chargor hereby authorises each Beneficiary without prior notice to the Chargor to apply any credit balance (whether or not then due) to which the Chargor is at any time beneficially entitled on any account at any office of the Beneficiary in or towards satisfaction of the Secured Obligations at any time and for this purpose such Beneficiary is authorised to purchase with the monies standing to the credit of any such account such other currencies as may be necessary to effect such application. No Beneficiary shall not be obliged to exercise any of its rights under this Clause which shall be without prejudice to and in addition to any rights of set-off, combination of accounts, consolidation or other rights to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).

         20.      COUNTERPARTS

         20.1 This Deed may be executed in any number of counterparts and this shall have the same effect as if the signatures on the counterparts were on a single copy of this Deed.

         21.      TRUSTEE PROVISIONS

         21.1     Declaration of Trust

                  The Security Trustee shall hold the security constituted by this Deed and the benefit of all related rights in trust for the benefit of the Beneficiaries on the terms and subject to the conditions set out in this Deed and the Agreement.

         21.2     Perpetuity Period

                  The perpetuity period under the rule against perpetuities (if applicable to this Deed) shall be the period of eighty years from the date of this Deed.

         22.      LAW AND JURISDICTION

         22.1     Law

                  This Deed and the rights and obligations of the parties hereto shall be governed by and construed in accordance with English law.

         22.2     Jurisdiction

         22.2.1 Submission: The Chargor agrees for the benefit of the Security Trustee that the courts of England shall have jurisdiction to hear and determine, any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

         22.2.2 Forum: The Chargor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 22.2.1 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

         22.2.3 Service of process: The Chargor agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered (i) in connection with any suit, action or proceeding in England or any other jurisdiction except USA, to 101 Bayham Street, Camden Town, London, NW1 0AG (marked for the attention of the Company Secretary) and (ii) in connection with any suit, action or proceeding commenced in the USA c/o Getty Images, Inc., 601 North 34/th/ Street, Seattle, WA 98013 (marked for the attention of the Company Secretary).

         22.2.4 Other competent jurisdictions: The submission to the jurisdiction of the courts referred to in Clause 22.2.1 shall not (and shall not be construed so as to) limit the right of the Security Trustee to take proceedings against the Chargor as the case may be, in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

         22.2.5 Consent to enforcement: The Chargor hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Deed to the giving of any relief or the issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

IN WITNESS whereof the Chargor has duly executed this Deed as a deed and intends to deliver and hereby delivers the same on the date first above written and, prior to such delivery, this Deed has been duly signed on behalf of the Security Trustee, in the manner appearing below.

                                   SCHEDULE 1

                                   TRADE MARKS

--------------------------------------------------------------------------------
   Trade Mark     Place of        Class     Status    Application
                Registration                             Number
--------------------------------------------------------------------------------
ALLSPORT       United Kingdom       041   Registered               2154968
--------------------------------------------------------------------------------
ALLSPORT       United Kingdom       09    Registered               2154968
--------------------------------------------------------------------------------
ALLSPORT       United Kingdom       16    Registered               2156968
--------------------------------------------------------------------------------
ALLSPORT       Community            09    Registered               715193
--------------------------------------------------------------------------------
ALLSPORT       Community            16    Registered               715193
--------------------------------------------------------------------------------
ALLSPORT       Community            41    Registered               715193
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                          FORM OF NOTICE OF ASSIGNMENT

TO: [CONTRACT PARTY]
                                                                          [Date]
Dear Sirs,

We hereby give you notice that we have assigned by way of security pursuant to a
trade marks charge (the "Charge") dated [              ] (such charge, as the
same may from time to time be amended, varied, supplemented, novated or replaced being referred to as the "Charge") between ourselves and Bank of America N.A. (the "Security Trustee"), as agent and trustee for the Beneficiaries named therein (the "Beneficiaries") all our rights, title and interest in and to and the benefit of the [here set out details of relevant agreement in respect of which rights have been assigned].

We irrevocably and unconditionally instruct and authorise you (notwithstanding any previous instructions which we may have given you to the contrary and without requiring you to make any reference to or seek any further authority from us or to make any enquiry as to the justification for or validity of any notice, statement, requirement or direction) as follows:

(1) to disclose to the Security Trustee such information relating to the [licence/agreement] as it may, at any time and from time to time, request you to disclose to it; and

(2) to make all payments under or arising from the [licence/agreement] to the Security Trustee or to its order and otherwise to comply with the terms of any written notice, statement or instructions which you receive at any time from the Security Trustee and which in any way relate to or purport to relate to the Charge or the [licence/agreement].

You should note that, by virtue of the assignment by way of security comprised in the Charge to which reference is made above:

(A) all remedies under or in relation to the [licence/agreement] or available at law or in equity in respect thereof are exercisable by the Security Trustee;

(B) all rights to compel performance of the [specify relevant obligations] are exercisable by the Security Trustee; and

(C) all rights, title and interest whatsoever accruing to or for the benefit of ourselves arising from the [licence/agreement] belong to the Security Trustee as agent and trustee for the Beneficiaries.

The terms of and the instructions and authorisations contained in this letter shall remain in full force and effect until the Security Trustee gives you notice to the contrary.

This letter shall be governed by and construed in accordance with English law.

Please acknowledge receipt of this letter and your acceptance of its terms and the instructions and authorisations contained in it by signing the attached form of acknowledgement and agreement and returning it to Bank of America N.A., Commercial Agency Management, Mail Code: WA1 - 501-37-20, 800 Fifth Avenue, Floor 37, Seattle, Washington 98104, United States of America, marked for the attention of Ken Puro

Yours faithfully,


For and on behalf of
GETTY COMMUNICATIONS LIMITED

                     (FORM OF ACKNOWLEDGEMENT AND AGREEMENT)

To:      SECURITY TRUSTEE

                                                                          [Date]
Dear Sirs,

We acknowledge receipt of a notice dated [             ] and addressed to us by
Getty Communications Limited (the "Assignor") regarding the [licence/agreement] referred to in such Notice and we hereby acknowledge our acceptance of the terms of and the instructions and authorisations contained in such Notice.

We acknowledge and confirm that:

(1) we have not received notice that any third party has or may have any rights, title or interest in or to, or has made or may be making any claim or demand or taking any action in respect of, the [licence/agreement];

(2) no amendment, waiver or release of any rights, title or interest of the Assignor in or to the [licence/agreement] shall be effective without the prior written consent of the Security Trustee;

(3) no termination of any such rights, title or interest in or to the [licence/agreement] shall be effective unless we have given the Security Trustee 30 days' written notice of the proposed termination and specifying the action necessary to avoid such termination; furthermore we confirm that no breach or default on the part of the Assignor of any of the terms of the [licence/agreement] shall be deemed to have occurred unless we have given notice of such breach to the Security Trustee specifying how to make good such breach.

We further confirm that we shall not make or exercise any claims or demands, rights of combination, consolidation or set-off or any other equities which we may have in respect of any amounts payable to the Assignor by us under the [licence/agreement] and we shall send you copies of all statements, orders and notices given by us relating to such amount.

We undertake that, if we become aware at any time that any person or entity other than yourselves has or may have any rights, title or interest in or to, or has or may be making any claim or demand or taking any action in respect of, the [licence/agreement] we will immediately give written notice to you of the terms of such rights, title, interest, claim, demand or action.

Yours faithfully

For and on behalf of
[CONTRACT PARTY]

                                   SCHEDULE 3

                                   DISCLOSURES

Licences-Out

1. The Chargor has informally licensed the use of the Charged Rights on a non-exclusive, worldwide basis to its Subsidiaries and Affiliates;

2. The Chargor has licensed the use of the Charged Rights on a non-exclusive basis to the following Persons:

   ---------------------------------------------------------------------------
   Country                Name of agent
   ---------------------------------------------------------------------------
   Austria                Contrast
   ---------------------------------------------------------------------------
   Belgium                Isopress
   ---------------------------------------------------------------------------
   Denmark                Allover Press DK
   ---------------------------------------------------------------------------
   Finland                Allover Press
   ---------------------------------------------------------------------------
   Finland                Lehtikuvah
   ---------------------------------------------------------------------------
   France                 Vandystadt
   ---------------------------------------------------------------------------
   Germany                Action Press
   ---------------------------------------------------------------------------
   Hungary                Ferenczy Presse Agentur
   ---------------------------------------------------------------------------
   Ireland                InPho
   ---------------------------------------------------------------------------
   Italy                  Grazia Neri
   ---------------------------------------------------------------------------
   Italy                  Laura Ronchi Srl
   ---------------------------------------------------------------------------
   Netherlands            ANP - Allsport/AS Concepts
   ---------------------------------------------------------------------------
   Norway                 Allover Press Norway
   ---------------------------------------------------------------------------
   Portugal               ADS (Agencia Dias da Silva)
   ---------------------------------------------------------------------------
   Portugal               ASPA / Imageone
   ---------------------------------------------------------------------------
   Romania                Guliver Press
   ---------------------------------------------------------------------------
   Russia                 Foto Bank
   ---------------------------------------------------------------------------
   South Africa           Touchline Photo - Allsport
   ---------------------------------------------------------------------------
   Spain                  Firo Foto
   ---------------------------------------------------------------------------
   Sweden                 Pressens Bild
   ---------------------------------------------------------------------------
   Turkey                 Serimaj
   ---------------------------------------------------------------------------

Opposition
3. Community Trade Mark application for the mark "GETTY", application no. 260240 was opposed by the J.P. Getty Trust in June 1998. After negotiations with the J.P. Getty Trust leading to a settlement of such opposition (a copy of the agreement evidencing such settlement shall be forwarded to the Security Trustee in due course) the Chargor will not be proceeding with Community Trade Mark application no. 260240 and the Canadian Trade Mark application for "Getty", application no. 835536. The Chargor hereby covenants with the Security Trustee to promptly notify OHIM and the Canadian

     Intellectual Property Office of the withdrawal of the aforesaid Community and Canadian trade mark applications, as appropriate, and to use all reasonable endeavours and do all such necessary acts and things to effect such withdrawal. The Security Trustee confirms that, subject to the aforesaid, such trade mark applications shall not be considered to be Registered Rights for the purpose of this Deed. The Chargor acknowledges that any future trade mark applications for the mark "Getty" or "Getty Images" for which it is the applicant for registration shall be deemed to be a Specified Trade Mark and a Material New Trade Mark for the purposes of this Deed.

IN WITNESS whereof I/we have caused this Undertaking to be executed as a deed and delivered on the day and the year first before written.

                           If signed by an individual:

Executed by           )
[NAME OF NOMINEE]     )
in the presence of:   )


Witness' Signature      _____________________
Name in block capitals  _____________________
Address                 _____________________
                        _____________________
                        _____________________
                        _____________________
Occupation              _____________________

           If signed by a company incorporated in England and Wales:

Executed by                         )
[NAME OF NOMINEE]                   )
by two directors or one director    )
and the company secretary           )
                                         Director

                                         Director/Secretary

  If signed by a company incorporated in a jurisdiction other than England and
  Wales:

Executed by                         )
[NAME OF NOMINEE]                   )
by its duly authorised signatory/   )
signatories in accordance with      )
the laws of the jurisdiction in     )
which it is incorporated            )

                                         Authorised Signatory

                               [Authorised Signatory]

THE CHARGOR

EXECUTED by                                      )     _________________________
GETTY COMMUNICATIONS LIMITED                     )     Director
by two directors or one director and the         )
company secretary                                )     _________________________
                                                           Director/Secretary

Address:        101 Bayham Street,
                Camden Town,
                London, NW1 0AG
                Fax: +44 207 544 3338
                Attention: The Company Secretary

THE SECURITY TRUSTEE

SIGNED by                                     )
BANK OF AMERICA, N.A.                         )  ________________________
for and on behalf of                          )  Authorised Signatory
by its duly authorised signatory/signatories  )
_______________________________________       )
_______________________________________       )
in accordance with the laws of the            )  ________________________
jurisdiction in which it is incorporated      )  Authorised Signatory

Address:        Bank of America, NA
           Commercial Agency Management
           Mail Code: WA1-501-37-20
           800 Fifth Avenue, Floor 37
           Seattle, Washington 98104
           United States of America

Fax:       001 206 358 0971
Attention:      Ken Puro, Vice President

                                                                       EXHIBIT F

                  FORM OF COLLATERAL ACCOUNT CONTROL AGREEMENT

Bank of America, N.A.                                              July 19, 2002
Client Services-200 North College Street
Charlotte, NC 28255

Ladies and Gentlemen:

     This is to notify you that Getty Images, Inc., a Delaware corporation (the "Pledgor") has granted to Bank of America, N.A., as administrative agent for the lenders from time to time a party to that certain Credit Agreement dated as of July 19, 2002 by and among Pledgor, such lenders, and Bank of America, N.A., as administrative agent for such lenders (in such capacity, the "Pledgee") a security interest in account number 859412 (the "Collateral Account") held by Bank of America, N.A., as securities intermediary (in such capacity, the "Securities Intermediary") together with all financial assets, investment property, securities, deposit accounts, cash and other property now or hereafter held therein, and the proceeds thereof, including, without limitation, dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Collateral Account (collectively, the "Collateral"). Pledgor, Pledgee and Securities Intermediary agree that the Collateral Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code of the State of Washington (the "UCC") and that all Collateral held in the Collateral Account will be treated as financial assets under the UCC.

     In connection therewith, the parties hereto agree (which agreement by Pledgor will be construed as instructions to the Securities Intermediary):

1 Securities Intermediary is instructed to register the pledge on its books. Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to Securities Intermediary or in blank, or will deliver possession of such certificated securities to the Pledgee.

2 Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Collateral Account.

3 The Collateral Account will be styled: "Getty Images, Inc., Collateral Hold Account."

4 All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of Pledgor.

5 Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an obligation owed to it.

6 Securities Intermediary may not, without prior written consent of Pledgee, accept instructions from anyone other than Pledgee with respect to (i) the manner of investment or reinvestment of the Collateral, except instructions from Pledgor to invest or reinvest the Collateral in a deposit account maintained with Bank of America, N.A. or (ii) the sale, transfer, delivery, release or other disposition of the Collateral

7 Securities Intermediary agrees to comply with any order or instruction from Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer, investment, reinvestment or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Pledgee, without further consent by Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction. Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate
     (i) paragraph 5 hereof or (ii) written orders or instructions previously received from Pledgee, but only to the extent Securities Intermediary has had reasonable opportunity to act thereon. Securities Intermediary shall be able to rely upon any notice or order that it reasonably believes to be genuine. Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Collateral Account or any of the Collateral. This agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

8 Securities Intermediary shall not be liable for any loss or damage with respect to any matter that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary's gross negligence or willful misconduct. Without limiting the foregoing, in no event shall Securities Intermediary be responsible for indirect or consequential damages, regardless of any notice, or any loss or damage caused, directly or indirectly, by conditions beyond its control. Each of Pledgor and Pledgee agree to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including, without limitation, any and all costs, including court costs and reasonable attorneys' fees, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary's gross negligence or willful misconduct. The indemnities of Pledgor and Pledgee set forth in this paragraph 8 shall survive the termination of this Agreement.

9 Securities Intermediary is instructed that the Collateral Account is to remain a "cash account" within the meaning of regulation t issued by the Board of Governors of the Federal Reserve System. Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party's instructions without further consent of Pledgor. Securities Intermediary further agrees not to enter into any such agreement with any third party.

10 Securities Intermediary subordinates to the lien and security interest of Pledgee any right of setoff, encumbrance, security interest or other claim that it may have against the Collateral, except for (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account.

11 To the extent a conflict exists between the terms of this Agreement and any account agreement between Pledgor and Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

12 The terms of this Agreement will in no way be modified except by a writing signed by all parties hereto.

13 Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee. Termination shall not affect any of the rights and liabilities of the parties hereto incurred before the date of termination.

14 This Agreement arid the instructions and orders required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 11 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

15 Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile or other electronic means and electronic confirmation of error free receipt is received or upon receipt of notice sent by certified or registered united states mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

16 If any party to this Agreement is not a natural person, the person executing this agreement on behalf of such party hereby represents that he or she has the proper authority to execute this Agreement on behalf of such party.

17 The construction and effect of every provision of this Agreement, the rights of the parties hereunder and any questions arising out of this Agreement, shall be governed by the statutory and common law of the State of Washington without reference to the conflict of law provisions thereof.

                                 * * * * * * * *

     IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

Pledgor:                                     Pledgee:
-------                                      -------

GETTY IMAGES, INC.                           BANK OF AMERICA, N.A., as
                                             administrative agent

By: _________________________________        By: _______________________________

Name: _______________________________        Name: Ken Puro

Title: ______________________________        Title: Vice President

Telephone No.: (206) 925-6447                Telephone No.: (206) 358-0138

Address:                                     Address:

601 North 34th Street                        800 Fifth Avenue, 35th Floor
Seattle, WA 98103                            Seattle, WA 98104

Date: July 19, 2002                          Date: July 19, 2002

Acknowledged and Agreed to:

BANK OF AMERICA, N.A., as Securities
Intermediary

By: _________________________________

Name:  James P. Marolich

Title: Senior Vice President

Telephone No.: (206) 358-8926

Address:

800 Fifth Avenue, 34th Floor
Seattle, WA 98104

Date: July 19, 2002

                                                                     EXHIBIT G-1

                        FORM OF BORROWER PLEDGE AGREEMENT



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                                        1

                                                                     EXHIBIT G-2

                  FORM OF GETTY COMMUNICATIONS PLEDGE AGREEMENT



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                                        1

                                                                       EXHIBIT H

                         FORM OF COMPLIANCE CERTIFICATE

                                  Financial Statement Date ______________, _____

To:  Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of July 19, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Getty Images, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender.

     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

            [Use following for fiscal year-end financial statements]

     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section Error! Reference source not found.(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

           [Use following for fiscal quarter-end financial statements]

     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section Error! Reference source not found.(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

     3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

     [to the best knowledge of the undersigned after due inquiry, no Default or Event of Default exists as of the date hereof]

                                     --or--

     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default, its nature and status and the action that the Borrower proposes to take with respect thereto:]

     [4. The representations and warranties of the Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that this Certificate shall be deemed instead to refer to the last day of the most recent year or quarter, as the case may be, for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05(a) or 5.05(b) of the Agreement.]

     5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
________________________.

                                          GETTY IMAGES, INC.

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                For the Quarter/Year ended ___________________("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.   Section 7.13(a) - Consolidated Net Worth.

     A.   Actual Consolidated Tangible Net Worth at Statement
          Date:                                                   $_____________

     B. 50% of Consolidated Net Income for each fiscal quarter ending after March 31, 2002 (no reduction for losses): $_____________

     C.   100% of increases in Shareholders' Equity after date of
          Agreement from issuance and sale of capital stock
          (including from conversion of debt securities):         $_____________

     D.   Minimum required Consolidated Tangible Net Worth
          (Lines I.B + I.C plus -$______________):                $_____________

     E.   Excess (deficient) for covenant compliance (Line
          I.A - I.D):                                             $_____________

II.  Section 7.13(b) - Fixed Charge Coverage Ratio.

     A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

          1.   Consolidated Net Income for Subject Period:        $_____________

          2.   Consolidated Cash Interest Charges for Subject
               Period:                                            $_____________

          3.   Provision for income taxes for Subject Period:     $_____________

          4.   Depreciation expenses for Subject Period:          $_____________

          5.   Amortization expenses for Subject Period:          $_____________

          6.   Foreign exchange losses for Subject Period:        $_____________

          7.   Other extraordinary expenses reducing Consolidated
               Net Income which do not represent cash items:      $_____________

          8.   Cash expenses for integration, impairment and
               losses on abandoned property in an amount not
               to exceed $4,600,000 for the period ending March,
               2002 only:                                         $_____________

          9.   Foreign exchange gains for Subject Period:         $_____________

          10.  Other extraordinary non-cash items increasing
               Consolidated Net Income for Subject Period:        $_____________

          11.  Consolidated EBITDA (Lines II.A.1 + 2 + 3 + 4 +
               5 + 6 + 7 +8 -9-10):                               $_____________

     B.   Consolidated Capital Expenditures:                      $_____________

     C.   Consolidated Cash Interest Charges for Subject Period:  $_____________

     D.   Consolidated Debt Service for Subject Period:           $_____________

     E.   Fixed Charge Coverage Ratio ((Line II.A.11 - Line II.B)
          / (Line II.C + II.D)):                                  _________ to 1

          Minimum required:

                                                   Minimum Fixed Charge Coverage
                 Fiscal Quarters Ending                       Ratio
          ----------------------------------------------------------------------
          June 30, 2002                                     1.25 to 1

          September 30, 2002 and each fiscal                1.50 to 1
          quarter thereafter

III. Section 7.13(c) - Leverage Ratio.

     A.   Consolidated EBITDA for Subject Period (Line II.A.11
          above):                                                 $_____________

     B.   Consolidated Funded Indebtedness at Statement Date
          (less the lesser of (a) the amount by which the sum
          of (i) Cash plus (ii) Cash Equivalents exceeds
          $10,000,000 as of the Statement Date or (b)
          $75,000,000):                                           $_____________

     C.   Leverage Ratio (Line III.B / Line III.A):               _________ to 1

          Maximum permitted:

                                                                 Maximum
                   Fiscal Quarters Ending                     Leverage Ratio
          ----------------------------------------------------------------------

          June 30, 2002 and September 30, 2003                  3.25 to 1

          December 31, 2003 and each fiscal                     3.00 to 1
          quarter thereafter

                                                                       EXHIBIT I

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "Assignment") is dated as of the Effective Date set forth below and is entered into by and between _________________ [Insert name of Assignor] (the "Assignor") and
_________________ [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swing Line Loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

     1.   Assignor:    __________________________________

     2.   Assignee:    __________________________________ [and is an
                       Affiliate/Approved Fund]

     3.   Borrower(s): Getty Images, Inc., a Delaware corporation

     4.   Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

     5.   Credit Agreement:     The Credit Agreement, dated as of July 19, 2002,
                                among Getty Images, Inc., the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line
                                Lender

     6.   Assigned Interest:

                             Aggregate Amount of      Amount of          Percentage
                               Commitment/Loans    Commitment/Loans      Assigned of
          Facility Assigned     for all Lenders       Assigned         Commitment/Loans
          ------------------------------------------------------------------------------
          _________________  $                   $ _________________  _________________%
          _________________  $ _________________ $ _________________  _________________%
          _________________  $ _________________ $ _________________  _________________%

     Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

     The terms set forth in this Assignment are hereby agreed to:

                                           ASSIGNOR

                                           [NAME OF ASSIGNOR]


                                           By:__________________________________
                                              Title:

                                           ASSIGNEE

                                           [NAME OF ASSIGNEE]


                                           By:__________________________________
                                              Title:

[Consented to and] Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:________________________________
   Title:

[Consented to:]

GETTY IMAGES, INC.



By:________________________________
   Title:

                                 ANNEX 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT

            Credit Agreement, dated as of July 19, 2002, among Getty
        Images, Inc., the Lenders parties thereto, and Bank of America,
          N.A., as Administrative Agent, Security Trustee, L/C Issuer
                             and Swing Line Lender

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

                            AND ASSUMPTION AGREEMENT

          1.   Representations and Warranties.

          1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Credit Documents"), or any collateral thereunder,
(iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or
(iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

          1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

          1.3 Assignee's Address for Notices, Etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of Washington.

                        SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                             ADMINISTRATIVE DETAILS

   (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                                                       EXHIBIT J

                           FORM OF OPINION OF COUNSEL



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                                       1